     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 20, 1998


                                                       REGISTRATION NO. 33-75714
                                                                        811-8374
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM N-4

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /   /
     PRE-EFFECTIVE AMENDMENT NO. ____                            /   /


                            POST-EFFECTIVE AMENDMENT NO. 5       /X/


                                         and


           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /   /
                                   AMENDMENT NO. 6                         /X/


                         ALEXANDER HAMILTON VARIABLE ANNUITY

                                   SEPARATE ACCOUNT

                              (EXACT NAME OF REGISTRANT)

                 ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                                 (NAME OF DEPOSITOR)

                       100 N. Greene St., Greensboro, NC 27401

                 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                  DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                    (336) 691-3000


NAME AND ADDRESS OF
  AGENT FOR SERVICE:                    COPY TO:
Shari J. Lease, Esquire                 Joan E. Boros, Esquire
Alexander Hamilton Life Insurance       Jorden Burt Boros Cicchetti Berenson &
Company of America                      Johnson LLP
One Granite Place                       1025 Thomas Jefferson Street, N.W.
Concord, NH 03301                       Suite 400 East
                                        Washington, D.C. 20007


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
          immediately upon filing pursuant to paragraph (b)
     --
     X    on May 1, 1998 pursuant to paragraph (b)
     --
          60 days after filing pursuant to paragraph (a)(i)
     --
          on May 1, 1998 pursuant to paragraph (a)(i)
     --
          75 days after filing pursuant to paragraph (a)(ii)
     --
          on _______ pursuant to paragraph (a)(ii) of Rule 485
     --


     IF APPROPRIATE CHECK THE FOLLOWING BOX:
     __ this Post-Effective Amendment designates a new effective date for a new effective date for a previously filed
          Post-Effective Amendment.

                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
       As soon as practicable after effectiveness of the Registration Statement

                        TITLE OF SECURITIES BEING REGISTERED:
             Variable Portion of Contracts issued by the Separate Account

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                                CROSS REFERENCE SHEET
                                 Pursuant to Rule 495


                       Showing Location in Part A (Prospectus)
               Part B (Statement of Additional Information) and Part C
              of Registration Statement Information Required by Form N-4


                                        PART A
                                     ------
Item of Form N-4                             Prospectus Caption
----------------                             ------------------
1.   Cover Page. . . . . . . . . .           Cover Page

2.   Definitions . . . . . . . . .           Definitions

3.   Synopsis. . . . . . . . . . .           Summary; Historical
                                             Performance Data

4.   Condensed Financial Information         Condensed Financial
                                             Information

5.   General
     (a)  Depositor. . . . . . . .           Alexander Hamilton Life
                                             Insurance Company of America;
                                             Additional Information about
                                             the Company
     (b)  Registrant . . . . . . .           Alexander Hamilton Variable
                                             Annuity Separate Account
     (c)  Portfolio Company. . . .           The Subaccounts
     (d)  Fund Prospectus. . . . .           The Subaccounts
     (e)  Voting Rights. . . . . .           Voting Rights

6.   Deductions and Expenses
     (a)  General. . . . . . . . .           Charges and Deductions
     (b)  Sales Load % . . . . . .           Surrender Charge
     (c)  Special Purchase Plan...           Not Applicable
     (d)  Commissions. . . . . . .           Distributor of the Contracts
     (e)  Fund Expenses. . . . . .           Other Expenses Including
           . . . . . . . . . . . .           Investment Advisory Fees
     (f)  Expenses - Registrant...           Not Applicable

7.   Contracts
     (a)  Persons with Rights. . .           The Alexander Hamilton Life
                                             Insurance Company of America
                                             Variable Annuity Contract;
                                             Distributions Under The
                                             Contract; Voting Rights

     (b)(i) Allocation of Premium
            Payments . . . . . . .           Premium Payments
     (ii)   Transfers. . . . . . .           Transfers
     (iii)  Exchanges. . . . . . .           Not Applicable
     (c)    Changes. . . . . . . .           Addition, Deletion or
           . . . . . . . . . . . .           Substitution of Investments
     (d)    Inquiries. . . . . . .           Summary; Annuity Payments;
                                             Annuity Payment Options;
                                             Benefit; General Provisions

8.   Annuity Period. . . . . . . .           Annuity Payment Options

9.   Death Benefit . . . . . . . .           Death Benefit

10.  Purchase and Contract Balances
     (a)  Purchases. . . . . . . .           Contract Application and
                                             Issuance of Contracts
     (b)  Valuation. . . . . . . .           Contract Value
     (c)  Daily Calculation. . . .           The Separate Account Value
     (d)  Underwriter. . . . . . .           Distributor of the Contracts

11.  Redemptions
     (a)  By Contract Owners . . .           Surrenders
          By Annuitant . . . . . .           Not Applicable
     (b)  Texas ORP. . . . . . . .           Restrictions Under the Texas
                                             ORP Retirement Program
     (c)  Check Delay. . . . . . .           Surrenders
     (d)  Lapse. . . . . . . . . .           Lapse
     (e)  Free Look. . . . . . . .           Summary; Right to Examine the
                                             Contract

12.  Taxes . . . . . . . . . . . .           Certain Federal Income Tax
                                             Consequences

13.  Legal Proceedings . . . . . .           Legal Proceedings

14.  Table of Contents for the
     Statement of Additional Information     Statement of Additional
                                             Information Table of Contents

                                        PART B
                                     ------
                                            Statement of
                                            Additional
Item of Form N-4                            Information Caption
----------------                            -------------------
15.  Cover Page. . . . . . . . . .           Cover Page

16.  Table of Contents . . . . . .           Table of Contents

17.  General Information
        and History. . . . . . . .           (Prospectus) Alexander
                                             Hamilton Life Insurance
                                             Company of America; Additional
                                             Information About the Company

18.  Services
     (a)  Fees and Expenses
            of Registrant. . . . .           Not Applicable
     (b)  Management Contracts . .           Not Applicable
     (c)  Custodian. . . . . . . .           Records, Reports and Services
          Independent
          Auditors . . . . . . . .           Financial Statements
     (d)  Assets of Registrant . .           Not Applicable
     (e)  Affiliated Person. . . .           Not Applicable
     (f)  Principal Underwriter. .           Not Applicable

19.  Purchase of Securities
     Being Offered . . . . . . . .           (Prospectus) The Alexander
                                             Hamilton Life Insurance
                                             Company of America Variable
                                             Annuity Contract
     Offering Sales Load . . . . .           (Prospectus) Surrender Charge

20.  Underwriters. . . . . . . . .           (Prospectus) Distributor of
                                             the Contracts

21.  Calculation of Performance
     Data  . . . . . . . . . . . .           (Prospectus) Performance Data;
                                             Performance Data and
                                             Calculations

22.  Annuity Payments. . . . . . .           (Prospectus) Annuity Income
                                             Payments; Annuity Payment
                                             Options

23.  Financial Statements. . . . .           Financial Statements


                             PART C - - OTHER INFORMATION
                          ----------------------------
Item of Form N-4                             Part C Caption
----------------                             --------------
24.  Financial Statements
     and Exhibits. . . . . . . . .           Financial Statements and
                                             Exhibits
     (a)  Financial Statements . .           Financial Statements
     (b)  Exhibits . . . . . . . .           Exhibits

25.  Directors and Officers of . .           The Company's Directors
     the Depositor . . . . . . . .           and Officers

26.  Persons Controlled By or
     Under Common Control. . . . .           Persons Controlled By or Under
                                             Common Control with the
                                             Depositor or Registrant

27.  Number of Contract Owners . .           Number of Contract Owners

28.  Indemnification . . . . . . .           Indemnification

29.  Principal                               Distributor of the
     Underwriters. . . . . . . . .           Contracts

30.  Location of Accounts
     and Records . . . . . . . . .           Location of Accounts and
                                             Records

31.  Management Services . . . . .           Management Services


32.  Undertakings. . . . . . . . .           Undertakings
     Signature Page. . . . . . . .           Signatures

                          THE ALLEGIANCE VARIABLE ANNUITY

                                     ISSUED BY

                ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
                                 100 N. GREENE ST.
PROSPECTUS        GREENSBORO, NC 27401                   MAY 1, 1998

          This Prospectus describes The Allegiance Variable Annuity (the "Contract"), an individual flexible premium multi-funded deferred variable annuity offered by Alexander Hamilton Life Insurance Company of America (the "Company"). The Contract provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. A minimum initial Premium Payment of only $2,000 is required to purchase a Contract (although a lower minimum may apply to certain tax-qualified Contracts). You generally may make additional Premium Payments of at least $50 each at any time before the Maturity Date. Additional limitations on Premium Payments apply.

          You may allocate Premium Payments to one or more Variable Sub-accounts of the Alexander Hamilton Variable Annuity Separate Account (the "Separate Account"), in which the Contract Value varies to reflect investment performance, or to one or more Interest Rate Guarantee Periods of the Capital Developer Account, in which a specified rate of interest is credited to the Contract Value (subject to a Market Value Adjustment), or to a combination of these Variable Sub-accounts and Interest Rate Guarantee Periods. The Separate Account currently has 18 different Variable Sub-accounts (the "Variable Sub-accounts"). Assets of each Variable Sub-account are invested in a corresponding portfolio (each, a "Fund") of the Jefferson Pilot Variable Fund, Inc., the Fidelity's Variable Insurance Products Funds ("VIP" and "VIP II"), the MFS Variable Insurance Trust, or the Oppenheimer Variable Account Funds. Each Fund is described in separate prospectuses that accompany this Prospectus. Certain Fund options may not be available in all states. The Contract Value allocated to the Separate Account will vary up or down in accordance with the investment performance of the Fund(s) you select. Therefore, you bear the entire investment risk for all amounts allocated to the Separate Account. The Capital Developer Account currently has two Interest Rate Guarantee Periods: one year and seven years. The Market Value Adjustment could decrease the value of amounts prematurely surrendered, withdrawn, transferred, or annuitized from the Capital Developer Account, but amounts invested in the Capital Developer Account are guaranteed to earn interest at an annual rate of at least 3% per year before any applicable Surrender Charges. The Capital Developer Account may not be available in all states. There is no guaranteed or minimum Surrender Value for the Variable Sub-accounts, so the Surrender Value with respect to amounts allocated to the Variable Sub-accounts could be less than the Premium Payments allocated thereto.

          The Contract provides for annuity payments to be made by the Company on a fixed or a variable basis for the life of the Annuitant or for some other period, beginning on the Maturity Date that you select. Prior to the Maturity Date, you can transfer amounts among the 20 allocation options including the two fixed Interest Rate Guarantee Periods of the Capital Developer Account and the 18 Variable Sub-accounts of the Separate Account (collectively, the "Investment Options"). After the Maturity Date, transfers are permitted among the Variable Sub-accounts. Prior to the Maturity Date, you can also Surrender the Contract or withdraw a portion of the Surrender Value in exchange for a cash payment; however, Surrenders and Withdrawals may be taxable, subject to a Surrender Charge, a Market Value Adjustment, an Annual Administrative Fee, and/or a tax penalty, and payment of Surrenders from the Capital Developer Account may be delayed.

          This Prospectus sets forth your rights under the Contract, and information regarding the Investment Options that you should know before investing. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available without charge, upon Request by calling the Variable Annuity Service Center at 1-800-289-1776. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus. The Statement of Additional Information, as supplemented from time to time, is incorporated herein by reference.

          THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH OF THE FOLLOWING FUNDS: JEFFERSON PILOT VARIABLE FUND, INC., VARIABLE INSURANCE PRODUCTS FUND; VARIABLE INSURANCE PRODUCTS FUND II; MFS VARIABLE INSURANCE TRUST, AND THE OPPENHEIMER VARIABLE ACCOUNT FUNDS.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES DIVISION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          CONTRACTS AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE CONTRACTS INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

      PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                                  TABLE OF CONTENTS


                                                                           Page
                                                                           ----
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA . . . . . . . . .      12
  Year 2000 Matter . . . . . . . . . . . . . . . . . . . . . . . . . .      13
INVESTMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .      13
  The Separate Account . . . . . . . . . . . . . . . . . . . . . . . .      13
   The Sub-Accounts. . . . . . . . . . . . . . . . . . . . . . . . . .      14
  The Capital Developer Account. . . . . . . . . . . . . . . . . . . .      17
THE ALLEGIANCE VARIABLE ANNUITY CONTRACT . . . . . . . . . . . . . . .      18
  Contract Application and Issuance of Contracts . . . . . . . . . . .      18
  Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . .      18
     Initial Premium Payment . . . . . . . . . . . . . . . . . . . . .      19
     Additional Premium Payments . . . . . . . . . . . . . . . . . . .      19
     Allocation of Premium Payments. . . . . . . . . . . . . . . . . .      19
     Payment Not Honored by Bank . . . . . . . . . . . . . . . . . . .      19
  Contract Value . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
     The Separate Account Value. . . . . . . . . . . . . . . . . . . .      19
     The Capital Developer Account Value . . . . . . . . . . . . . . .      20
     Minimum Contract Value. . . . . . . . . . . . . . . . . . . . . .      20
  Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20
     Telephone Transfers and Reallocations . . . . . . . . . . . . . .      21
  Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . .      21
  Automatic Rebalancing. . . . . . . . . . . . . . . . . . . . . . . .      22
DISTRIBUTIONS UNDER THE CONTRACT . . . . . . . . . . . . . . . . . . .      22
  Surrenders and Partial Withdrawals . . . . . . . . . . . . . . . . .      22
  Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . . . . .      23
  Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . .      23
     Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . . .      23
     Election of Annuity Payment Option. . . . . . . . . . . . . . . .      24
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
  Annuity Payment Options. . . . . . . . . . . . . . . . . . . . . . .      24
  Death Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
     Death of Contract Owner Prior to Maturity Date. . . . . . . . . .      26
     IRS Required Distribution . . . . . . . . . . . . . . . . . . . .      27
     Death of Annuitant Prior to Maturity Date . . . . . . . . . . . .      27
     Death of Annuitant on or After Maturity Date. . . . . . . . . . .      27
     Death of Contract Owner on or After Maturity Date . . . . . . . .      27
     Contract Owner's Spouse as Beneficiary. . . . . . . . . . . . . .      27
     Payment of Death Benefit to Beneficiary . . . . . . . . . . . . .      28
  Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28
  Change of Contract Owner . . . . . . . . . . . . . . . . . . . . . .      28
  Restrictions Under the Texas Optional Retirement Program . . . . . .      28
  Restrictions Under Qualified Contracts . . . . . . . . . . . . . . .      28
  Restrictions Under Section 403(b) Plans. . . . . . . . . . . . . . .      28
CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . .      28
  Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . .      28
  Market Value Adjustment. . . . . . . . . . . . . . . . . . . . . . .      30
  Reduction in Charges for Certain Groups. . . . . . . . . . . . . . .      30
  Mortality and Expense Risk Charge. . . . . . . . . . . . . . . . . .      30
  Administrative Expense Charge. . . . . . . . . . . . . . . . . . . .      31
  Annual Administrative Fee. . . . . . . . . . . . . . . . . . . . . .      31
  Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . .      31
  Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .      31
  Federal, State and Local Taxes . . . . . . . . . . . . . . . . . . .      31
  Other Expenses Including Investment Advisory Fees. . . . . . . . . .      31

                                                                           Page

 CERTAIN FEDERAL INCOME TAX CONSEQUENCES . . . . . . . . . . . . . . .      32
  Taxation of Annuities. . . . . . . . . . . . . . . . . . . . . . . .      32
     In General. . . . . . . . . . . . . . . . . . . . . . . . . . . .      33
     Possible Changes in Taxation. . . . . . . . . . . . . . . . . . .      33
     Surrenders and Partial Withdrawals from Qualified Contracts . . .      33
     Surrenders and Partial Withdrawals from Non-Qualified Contracts .      33
     Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . . .      33
     Penalty Tax . . . . . . . . . . . . . . . . . . . . . . . . . . .      33
     Death Benefit Proceeds. . . . . . . . . . . . . . . . . . . . . .      33
     Gifts, Transfers, Assignments, or Exchanges of the Contract . . .      34
     Generation-Skipping Transfers . . . . . . . . . . . . . . . . . .      34
     Multiple Contracts. . . . . . . . . . . . . . . . . . . . . . . .      34
     Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . .      34
     Other Tax Consequences. . . . . . . . . . . . . . . . . . . . . .      34
  Qualified Plans. . . . . . . . . . . . . . . . . . . . . . . . . . .      35
     Qualified Pension and Profit Sharing Plans. . . . . . . . . . . .      35
     Individual Retirement Annuities and Individual Retirement Accounts     35
     Tax-Sheltered Annuities . . . . . . . . . . . . . . . . . . . . .      35
     Section 457 Deferred Compensation ("Section 457") Plans . . . . .      36
DISTRIBUTOR OF THE CONTRACTS . . . . . . . . . . . . . . . . . . . . .      36
VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      36
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT. . . . . . . . . . .      37
  Addition, Deletion, or Substitution of Investments . . . . . . . . .      37
  Performance Data . . . . . . . . . . . . . . . . . . . . . . . . . .      38
  Company Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . .      39
GENERAL CONTRACT PROVISIONS. . . . . . . . . . . . . . . . . . . . . .      39
LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . .      41
AVAILABLE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .      41
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS. . . . . . . . .      42
APPENDIX I -  SURRENDER CHARGE CALCULATION . . . . . . . . . . . . . .     I-1
APPENDIX II - MARKET VALUE ADJUSTMENT CALCULATION AND
  EXAMPLES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    II-1
FUND PROSPECTUSES
  Jefferson Pilot Variable Fund, Inc.. . . . . . . . . . . . . . . . .  JPVF-l
  Fidelity's Variable Insurance Products Funds (VIP and VIP II). . . .   VIP-I
  MFS Variable Insurance Trust . . . . . . . . . . . . . . . . . . . . MFSRS-1
  Oppenheimer Variable Account Funds (OVAF). . . . . . . . . . . . . .  OVAF-1


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                    DEFINITIONS

     ACCUMULATION PERIOD -- The period from the Contract Date to the date preceding the Maturity Date.

     ACCUMULATION UNIT -- A unit of measure used to determine the Separate Account Value during the Accumulation Period.

     ANNUITANT(S) -- The person(s) upon whose life the Annuity Payments are to be based. You will be deemed the Annuitant unless you name another to be the Annuitant in the Contract Application. An Annuitant must be a natural person. The Annuitant(s) named in the Application cannot be changed.

     ANNUITY PAYMENTS -- The payments from the Company to the Payee that will begin on the Maturity Date. The amount of Annuity Payments will be based on the Contract Value and the age of the Annuitant on the Maturity Date, as well as on the Annuity Payment Option and payment frequency selected.

     ANNUITY PAYMENT OPTIONS -- Options available for methods of receiving Annuity Payments.

     ANNUITY PERIOD -- The period which begins on the Maturity Date and ends with the last Annuity Payment.

     ANNUITY UNIT -- A unit of measure used to determine the amount of each Variable Annuity Payment.

     APPLICATION - The document you signed that evidences your application for the Contract.

     BENEFICIARY - The persons or entities designated by you in the Application (or as subsequently changed by you) to receive the Death Benefit provided by the Contract.

     CAPITAL DEVELOPER ACCOUNT -- An allocation alternative under the Contract that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3% per year. The Capital Developer Account is guaranteed by the Company and is not part of the Separate Account.

     CAPITAL DEVELOPER ACCOUNT VALUE -- The portion of Contract Value held in the Capital Developer Account.

     CODE -- The Internal Revenue Code of 1986, as amended.

     COMPANY (OUR, WE, US) - Alexander Hamilton Life Insurance Company of
America.

     CONTRACT -- The Allegiance Variable Annuity, an individual flexible premium multi-funded variable annuity contract that is described in this Prospectus.

     CONTRACT DATE - The effective date of coverage under the Contract and the date from which the Company measures Contract Years, quarters, months, and anniversaries.

     CONTRACT OWNER (you, your) - The person or entity entitled to the ownership rights of the Contract. The Contract Owner is the person in whose name the Contract is issued. It is the person or entity named in the Application, unless otherwise changed. Joint Contract Owners are permitted only if they are spouses.

     CONTRACT VALUE - The value of all of the Accumulation Units held under the Contract in the Separate Account plus the value of all amounts held under the Contract in the Capital Developer Account.

     CONTRACT YEAR - The first Contract Year is the annual period which begins on the Contract Date. Subsequent Contract Years begin on each anniversary of the Contract Date.

     DEATH BENEFIT -- The amount payable upon the death of any Contract Owner.

     DUE PROOF OF DEATH -- Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.

     FIXED ANNUITY OPTIONS -- Annuity Payment Options under the Contract that provide for scheduled and fixed payments.

     FUNDS -- the Jefferson Pilot Funds, VIP Portfolios, MFS Funds and Oppenheimer Funds.

     GUARANTEED INTEREST RATE -- The applicable effective annual interest rate which the Company will credit and compound annually on the Capital Developer Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least three percent per year.

     INTEREST RATE GUARANTEE PERIOD -- A specified period which begins on the date that a Premium Payment is allocated to (or a portion of Contract Value is transferred to) the Capital Developer Account to accumulate at a Guaranteed Interest Rate. Currently, the Company offers one and seven-year Interest Rate Guarantee Periods.

     INVESTMENT OPTION -- Each Interest Rate Guarantee Period of the Capital Developer Account and each Variable Sub-account of the Separate Account.

     ISSUE AGE -- The age of the Contract Owner on the Contract Date.

     JEFFERSON PILOT VARIABLE FUND, INC. ("JPVF") -- an open-end diversified management investment company registered under the 1940 Act. JPVF was previously known as Chubb America Fund, Inc. and changed its name as part of the acquisition of Chubb Life and its affiliates by Jefferson-Pilot Corporation.

     JEFFERSON PILOT FUNDS -- the portfolios of the Jefferson Pilot Variable Fund, Inc. which are available under the Contracts -- Domestic Growth Stock Portfolio, World Growth Stock Portfolio, International Equity Portfolio, Growth Portfolio, Growth and Income Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, High Yield Bond Portfolio, Money Market Portfolio, and Balanced Portfolio.

     MARKET VALUE ADJUSTMENT -- A positive or negative adjustment applied to the Capital Developer Account Value in the event of a premature full Surrender, Partial Withdrawal, Transfer, or annuitization that is requested prior to the end of an Interest Rate Guarantee Period. The Market Value Adjustment does not apply during the last 30 days of the Interest Rate Guarantee Period.

     MATURITY DATE -- The date on which the Company makes the first Annuity Payment under the Contract. The latest Maturity Date that may be elected is the Annuitant's 85th birthday or 10 years from the Contract Date, whichever is later.

     MFS FUNDS -- mutual fund series of the MFS Variable Insurance Trust which are available under the Contracts -- MFS Research Series and MFS Utilities Series.

     MFS VARIABLE INSURANCE TRUST -- an open-end management investment company registered under the 1940 Act.

     NET PREMIUM PAYMENT -- A Premium Payment less any applicable Premium Tax.

     OPPENHEIMER FUNDS -- the Portfolios of the Oppenheimer Variable Account Funds which are available under the Contract -- Oppenheimer Strategic Bond Fund and Oppenheimer Bond Fund.

     OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OVAF") -- an open-end management investment company registered under the 1940 Act.

     PAYEE -- The person or entity who will receive Annuity Payments under the Contract.

     PREMIUM PAYMENT -- A payment to the Company under the Contract.

     PREMIUM TAX -- A tax imposed by certain states when a Premium Payment is made, when Annuity Payments begin, when a partial withdrawal is made, or when the Contract is surrendered.

     REQUEST -- A request in a form satisfactory to the Company, which is received by the Company's Variable Annuity Service Center.

     SEPARATE ACCOUNT -- The Alexander Hamilton Variable Annuity Separate Account, a separate account of Alexander Hamilton Life Insurance Company of America, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940.

     SEPARATE ACCOUNT VALUE -- The portion of Contract Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

     SURRENDER VALUE -- Proceeds payable upon a surrender of the Contract, equal to (a) the Contract Value (b) plus or minus any applicable Market Value Adjustment, (c) minus any applicable Surrender Charge, (d) minus the Annual Administrative Fee, and (e) minus any applicable Premium Tax.


     THE VIP FUNDS -- the Variable Insurance Products Fund ("VIP") and the Variable Insurance Products Fund II ("VIP II"), which are open-end diversified management investment companies registered under the 1940 Act.


     TREASURY RATE -- The applicable effective annual U.S. Treasury Rate used by the Company for determining the Market Value Adjustment applicable to a surrender, withdrawal, transfer, or annuitization from the Capital Developer Account at any given time.


     VALUATION DAY -- Any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before or following Christmas Day.


     VALUATION PERIOD -- The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

     VARIABLE ANNUITY OPTIONS -- Annuity Payment Options under the Contract that provide for payments which vary as to dollar amount in relation to the investment performance of specified Variable Sub-accounts.


     VARIABLE ANNUITY SERVICE CENTER -- P.O. Box 515, Concord, NH 03302-0515. Notices, Requests, and Premium Payments under the Contract must be sent to the Company's Variable Annuity Service Center.


     VARIABLE SUB-ACCOUNT -- Separate Account assets are divided into Variable Sub-accounts. Assets of each Variable Sub-account will be invested in shares of any of the corresponding Funds. The Company reserves the right to eliminate or add Variable Sub-accounts and to change investment companies or to substitute other investments for Fund shares.


     VIP PORTFOLIOS -- the portfolios of the VIP Funds which are available under the Contracts -- VIP Equity-Income Portfolio, VIP II Index 500 Portfolio, VIP Growth Portfolio and VIP II Contrafund Portfolio.

                           THE ALLEGIANCE VARIABLE ANNUITY

                                       SUMMARY


THE CONTRACT
     The Allegiance Variable Annuity Contract is an individual flexible premium multi-funded deferred variable annuity which can be purchased on a non-qualified basis ("Non-qualified Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Contract"). The Contract may be issued as a group contract in certain states. Persons covered under a group contract are issued certificates as evidence of their participation under a group contract. The description of the Contract in this Prospectus applies to any certificate that may be issued under a group contract unless otherwise described. A Contract may be purchased with an initial Premium Payment of at least $2,000 (although a lower minimum may apply to certain Qualified Contracts).



     You may make additional Premium Payments of at least $50 each at any time before the Maturity Date. (See "Premium Payments," p. 17.) You may allocate Premium Payments to any combination of the 20 Investment Options under the Contract. However, over the life of your Contract, you are currently limited to allocating your Premium Payments to no more than 16 of the Variable Sub-accounts in existence now or added in the future. The Company reserves the right to modify this limitation in the future. The Investment Options currently available are the 18 Variable Sub-accounts of the Alexander Hamilton Variable Annuity Separate Account (the "Separate Account"), and the two Interest Rate Guarantee Periods of the Capital Developer Account. (See "Investment Options.") These Investment Options may not be available in all states.



THE INVESTMENT OPTIONS
     THE ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT. The Separate Account, a separate account of the Company, invests in shares of five separate Funds. They currently are the Jefferson Pilot Variable Fund, Inc., managed by Jefferson Pilot Investment Advisory Corporation; the Variable Insurance Products Fund and the Variable Insurance Products Fund II, managed by Fidelity Management & Research Company; the MFS Variable Insurance Trust, managed by Massachusetts Financial Services Company and the Oppenheimer Variable Account Funds, managed by OppenheimerFunds, Inc. Each of the 18 Variable Sub-accounts of the Separate Account invests solely in a corresponding Portfolio of a Fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the selected Variable Sub-accounts, you bear the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Separate Account. (See "The Separate Account.")



     THE CAPITAL DEVELOPER ACCOUNT. The Company currently offers two different Interest Rate Guarantee Periods in the Capital Developer Account, lasting for one and seven years (not all periods are available in all states). The Capital Developer Account provides for fixed accumulations at a specified Guaranteed Interest Rate. Amounts allocated to the Capital Developer Account may be subject to a Market Value Adjustment upon a premature Surrender, Partial Withdrawal, transfer, or annuitization requested 31 days or more prior to the end of the Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount payable upon Partial Withdrawal or Surrender or applied to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of the transaction. However, the Market Value Adjustment will never reduce the earnings on amounts allocated to the Capital Developer Account to less than three percent per year before any applicable Surrender Charges. (See "The Capital Developer Account.")



TRANSFERS
     You may transfer Contract Value during the Accumulation Period (I.E., prior to the Maturity Date) among the Investment Options subject to certain limitations. The minimum transfer amount is $250 for transfers from any Variable Sub-account and $1,000 for transfers from the Capital Developer Account. Transfers from Interest Rate Guarantee Periods may be subject to a Market Value Adjustment. (See "Transfers.")

     During the Annuity Period (I.E., after the Maturity Date), if a Variable Annuity Option is chosen then a portion of the Separate Account Value may be transferred from one Variable Sub-account to any other Variable Sub-account. No transfers are permitted when a Fixed Annuity Option is chosen. (See "Transfers.")


     A fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose a $10 fee, it currently has no plans to do so.


SURRENDERS AND PARTIAL WITHDRAWALS
     You may elect to Surrender all or withdraw a portion of the Surrender Value in exchange for a cash payment at any time prior to the Maturity Date. The minimum Partial Withdrawal amount is $250 from a Variable Sub-account and $1,000 from the Capital Developer Account. Following any Partial Withdrawal, the Contract Value must be at least $2,000. Partial Withdrawals and Full Surrenders are subject to any applicable Surrender Charge, Market Value Adjustment, Annual Administrative Fee, and state Premium Taxes. (See "Surrenders and Partial Withdrawals.") Federal income taxes and a tax penalty may be applicable. (See "Certain Federal Income Tax Consequences") After the Maturity Date, Surrenders and Partial Withdrawals generally are not permitted.


     The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250, and the Capital Developer Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of a Partial Withdrawal request would result in a remaining Variable Sub-account value of less than $250 or a remaining Interest Rate Guarantee Period value of less than $1,000, the Company will treat the Partial Withdrawal request as a request for withdrawal of the entire Contract amount in the relevant Variable Sub-account or Interest Rate Guarantee Period.

     THERE IS NO GUARANTEED OR MINIMUM SURRENDER VALUE WITH RESPECT TO AMOUNTS ALLOCATED TO THE SEPARATE ACCOUNT, SO THE SURRENDER VALUE COULD BE LESS THAN THE TOTAL PREMIUM PAYMENTS ALLOCATED TO THAT ACCOUNT. AMOUNTS ALLOCATED TO THE CAPITAL DEVELOPER ACCOUNT ARE GUARANTEED TO EARN INTEREST AT A MINIMUM RATE OF THREE PERCENT PER YEAR BEFORE ANY APPLICABLE SURRENDER CHARGES. AFTER THE APPLICATION OF SURRENDER CHARGES THE SURRENDER VALUE WITH RESPECT TO AMOUNTS ALLOCATED TO THE CAPITAL DEVELOPER ACCOUNT COULD BE LESS THAN THE TOTAL PREMIUM PAYMENTS ALLOCATED TO IT.


DEATH BENEFIT
     In the event that any Contract Owner dies prior to the Maturity Date, a Death Benefit is payable to the Beneficiary upon receipt of Due Proof of Death, an election of the Death Benefit Option, and return of the Contract. The Death Benefit will at least equal the Contract Value at the time of payment. No Surrender Charge, Market Value Adjustment, or Annual Administrative Fee is imposed upon amounts paid as a Death Benefit. (See "Death Benefit.")


CHARGES AND DEDUCTIONS
     SURRENDER CHARGE. A declining Surrender Charge will be deducted from the amount of any Partial Withdrawal or Full Surrender during the first seven Contract Years to help defray sales expenses. The Surrender Charge in the first three Contract Years is 6% of the Contract Value withdrawn or surrendered, and declines by one percentage point for each of the next four Contract Years. The Surrender Charge percentages are as follows:

     YEAR                1    2    3    4    5    6    7    8+
     ----                -    -    -    -    -    -    -    --
     PERCENTAGE          6    6    6    5    4    3    2    0

     The Surrender Charge will also be imposed on the Maturity Date if it occurs during the first seven Contract Years and you choose an annuity option of less than five years. (The Contract may not be annuitized during the first Contract Year.)


     The Surrender Charge will not apply to certain distributions. (See "Surrender Charge.")

     Each Contract Year, a Free Withdrawal Amount, equal to 10% of the Contract Value at the time of the Surrender or Partial Withdrawal, will not be subject to any Surrender Charge. THE COMPANY GUARANTEES THAT THE AGGREGATE SURRENDER CHARGE WILL NEVER EXCEED 8.5% OF THE TOTAL PREMIUM PAYMENTS. (See "Surrender Charge.")


     MARKET VALUE ADJUSTMENT. A positive or negative Market Value Adjustment will be applied to any Full Surrender, Partial Withdrawal, transfer, or annuitization of Capital Developer Account Value 31 days or more prior to the end of the Interest Rate Guarantee Period. The Market Value Adjustment does not apply to amounts transferred from the one year Interest Rate Guarantee Period pursuant to the Dollar Cost Averaging Option.


     The Market Value Adjustment may be positive or negative depending on the Guaranteed Interest Rate credited and the Treasury Rate for the remainder of the Interest Rate Guarantee Period, so it could increase or decrease the amount of a Full Surrender, Partial Withdrawal, transfer, or annuitization. The adjustment is based on a comparison of the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period and the Treasury Rate for the Term to Maturity that most closely approximates the remaining duration of the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, transfer, or annuitization is made. In general, if the Guaranteed Interest Rate does not exceed the applicable Treasury Rate by at least 0.4%, then a negative Market Value Adjustment may be applied, and YOU COULD RECEIVE AN AMOUNT LOWER THAN THE AMOUNT OF CAPITAL DEVELOPER ACCOUNT VALUE ON THE DATE OF THE SURRENDER, PARTIAL WITHDRAWAL, TRANSFER, OR ANNUITIZATION. However, you will never receive less than the amount allocated to the Capital Developer Account, accumulated at an annual interest rate of three percent less any applicable Surrender Charges. If the Guaranteed Interest Rate exceeds the applicable Treasury Rate by more than 0.4%, then a positive Market Value Adjustment may be applied, and you could receive an amount higher than the Capital Developer Account Value. No Market Value Adjustment will be applied to any Surrender, Partial Withdrawal, transfer, or annuitization from an Interest Rate Guarantee Period made during the last 30 days of the Interest Rate Guarantee Period. (See "Market Value Adjustment.")



     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks assumed by the Company. The effective annual rate of this charge is 1.25% of the Separate Account Value. The Mortality and Expense Risk Charge does not apply to the Capital Developer Account. (See "Mortality and Expense Risk Charge.")



     ADMINISTRATIVE EXPENSE CHARGE. The Company deducts a daily charge equal to a percentage of the net assets in the Separate Account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the Contract Value. The amount of the fee is guaranteed not to increase. The Administrative Expense Charge does not apply to the Capital Developer Account. (See "Administrative Expense Charge.")



     ANNUAL ADMINISTRATIVE FEE. An Annual Administrative Fee is imposed each year for Contract maintenance and related administrative expenses. This charge is the lesser of $30 per Contract Year or 2% of Contract Value. The amount of the fee is guaranteed not to increase. It will be deducted from the Contract Value on the last day of each Contract Year and upon Full Surrender of the Contract before a Contract Anniversary. The Annual Administrative Fee will not be deducted if 100% of Contract Value is held in the Capital Developer Account, and it will not be deducted for a Contract Year if, on the last day of that Contract Year, the Contract Value is $30,000 or greater. (See "Annual Administrative Fee.")


     TRANSFER CHARGE. A fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose a $10 fee, it currently has no plans to do so.


     TAXES. The Company may incur Premium Taxes relating to the Contracts. Depending upon applicable state law, the Company will deduct any Premium Taxes related to a particular Contract from Premium Payments, from the Contract Value upon Partial Withdrawal or Surrender, or on the Maturity Date. (See "Premium Taxes.")

     No charges are currently made against the Variable Sub-accounts or the Capital Developer Accounts for federal, state, or local taxes other than state Premium Taxes. However, the Company may deduct charges for such taxes in the future. (See "Federal, State and Local Taxes.")


     FUND EXPENSES. The Separate Account Value will reflect the investment advisory fee and other expenses incurred by the Funds.

     EXPENSE DATA. The charges and deductions explained above are summarized in the following tables. This tabular information regarding expenses assumes that the entire Contract Value is in the Separate Account.

CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load on Premium Payments. . . . . . . .             none
     Maximum Surrender Charge
       (as a % of Contract Value Surrendered)(1) .              6%
-------------------------------------------------------------------------------


     Annual Administrative Fee . . . . . . . . . .      The lesser of $30 per
       . . . . . . . . . . . . . . . . . . . . . .        Contract or 2% of
       . . . . . . . . . . . . . . . . . . . . . .        Contract Value
-------------------------------------------------------------------------------

     Transfer Fee. . . . . . . . . . . . . . . . .   No Fee for First 15 each
       . . . . . . . . . . . . . . . . . . . . . .      year; $10 for each
       . . . . . . . . . . . . . . . . . . . . . .       additional transfer
       . . . . . . . . . . . . . . . . . . . . . .   (currently not assessed)
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of account value)
     Mortality and Expense Risk Charge . . . . . .              1.25%
     Administrative Expense Charge . . . . . . . .              0.15%
       Total Separate Account Annual Expenses. . .              1.40%
---------------

(1) The Surrender Charge is not applicable after the seventh Contract Year or to the first 10% of Contract Value withdrawn or surrendered during each Contract Year. (See "Free Surrender Amount.")

FUND ANNUAL EXPENSES
(as a percentage of average net assets)


                                                                                TOTAL FUND
                                            MANAGEMENT          OTHER             ANNUAL
                                               FEES            EXPENSES          EXPENSES
                                          (After Expense    (After Expense    (After Expense
                                          Reimbursements)   Reimbursements)   Reimbursements)
                                          --------------    --------------    --------------
     JPVF Growth Portfolio . . . . . . .       0.75%             0.65%            1.40%(1)
     JPVF High Yield Bond Portfolio. . .       0.75%             0.65%            1.40%(1)
     JPVF International Equity Portfolio       1.00%             0.60%            1.60%(1)
     JPVF Balanced Portfolio . . . . . .       0.75%             0.22%            0.97%
     JPVF Capital Growth Portfolio . . .       1.00%             0.09%            1.09%
     JPVF Domestic Growth Stock Portfolio      0.75%             0.08%            0.83%
     JPVF Emerging Growth Portfolio. . .       0.80%             0.20%            1.00%
     JPVF Growth and Income Portfolio. .       0.75%             0.10%            0.85%
     JPVF Money Market Portfolio . . . .       0.50%             0.10%            0.60%
     JPVF World Growth Stock Portfolio .       0.75%             0.16%            0.91%
     MFS Research Series . . . . . . . .       0.75%             0.13%            0.88%(2)
     MFS Utilities Series. . . . . . . .       0.75%             0.25%            1.00%(2)
     Oppenheimer Bond Fund . . . . . . .       0.73%             0.05%            0.78%
     Oppenheimer Strategic Bond Fund . .       0.75%             0.08%            0.83%
     VIP Equity-Income Portfolio . . . .       0.50%             0.08%            0.58%(3)
     VIP Growth Portfolio. . . . . . . .       0.60%             0.09%            0.69%(3)
     VIP II Contrafund Portfolio . . . .       0.60%             0.11%            0.71%(3)
     VIP II Index 500 Portfolio. . . . .       0.24%             0.04%            0.28%(4)

---------------
(1) Total Fund Annual Expenses for these Portfolios are based on estimated "Other Expenses" for the fiscal year ending December 31, 1998.


(2) The Series has an expense offset arrangement which reduces the Series' custodian fees based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses." The Adviser has agreed to bear expenses for the Series, subject to reimbursement by the Series, such that the Series' "Other Expenses" shall not exceed 0.25% during the current fiscal year. Otherwise, "Other Expenses" for the Utilities Series would be 0.45% and "Total Fund Annual Expenses" would be 1.20%.



(3) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for the VIP Growth Portfolio, and .68% for VIP II Contrafund Portfolio.



(4) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been .27%, .13%, and .40% respectively.

EXAMPLES
     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Contract Value is allocated to the applicable Variable Sub-account):

1. If you surrender the Allegiance Contract, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets.*



     SUB-ACCOUNTS:                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------
     JPVF Growth Portfolio . . . . . . . .  $ 90      $157
     JPVF High Yield Bond Portfolio. . . .  $ 90      $157
     JPVF International Equity Portfolio .  $ 92      $163
     JPVF Balanced Portfolio . . . . . . .  $ 86      $145      $189      $345
     JPVF Capital Growth Portfolio . . . .  $ 87      $148      $195      $360
     JPVF Domestic Growth Stock Portfolio.  $ 85      $140      $181      $328
     JPVF Emerging Growth Portfolio. . . .  $ 87      $145      $190      $349
     JPVF Growth and Income Portfolio. . .  $ 85      $141      $182      $330
     JPVF Money Market Portfolio . . . . .  $ 83      $134      $169      $298
     JPVF World Growth Stock Portfolio . .  $ 86      $143      $185      $338
     MFS Research Series . . . . . . . . .  $ 85      $142      $184      $334
     MFS Utilities Series. . . . . . . . .  $ 87      $145      $190      $349
     Oppenheimer Bond Fund . . . . . . . .  $ 84      $139      $179      $321
     Oppenheimer Strategic Bond Fund . . .  $ 85      $140      $181      $328
     VIP Equity-Income Portfolio . . . . .  $ 83      $133      $168      $296
     VIP II Contrafund Portfolio . . . . .  $ 84      $137      $175      $312
     VIP II Index 500 Portfolio. . . . . .  $ 80      $124      $152      $256
     VIP Growth Portfolio. . . . . . . . .  $ 84      $136      $174      $310


---------------

     * These expense figures also apply if the Contract is annuitized for less than five years.

2. If you annuitize for a period of five years or greater, or do not surrender the Allegiance Contract, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets:



     SUB-ACCOUNTS:                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------
     JPVF Growth Portfolio . . . . . . . .  $ 29      $ 93
     JPVF High Yield Bond Portfolio. . . .  $ 29      $ 93
     JPVF International Equity Portfolio .  $ 31      $100
     JPVF Balanced Portfolio . . . . . . .  $ 25      $ 80      $143      $345
     JPVF Capital Growth Portfolio . . . .  $ 26      $ 84      $150      $360
     JPVF Domestic Growth Stock Portfolio.  $ 23      $ 75      $136      $328
     JPVF Emerging Growth Portfolio. . . .  $ 25      $ 81      $145      $349
     JPVF Growth and Income Portfolio. . .  $ 24      $ 76      $137      $330
     JPVF Money Market Portfolio . . . . .  $ 21      $ 68      $123      $298
     JPVF World Growth Stock Portfolio . .  $ 24      $ 78      $140      $338
     MFS Research Series . . . . . . . . .  $ 24      $ 77      $138      $334
     MFS Utilities Series. . . . . . . . .  $ 25      $ 81      $145      $349
     Oppenheimer Bond Fund . . . . . . . .  $ 23      $ 74      $133      $321
     Oppenheimer Strategic Bond Fund . . .  $ 23      $ 75      $136      $328
     VIP Equity-Income Portfolio . . . . .  $ 21      $ 68      $122      $296
     VIP II Contrafund Portfolio . . . . .  $ 22      $ 72      $129      $312
     VIP II Index 500 Portfolio. . . . . .  $ 18      $ 58      $105      $256
     VIP Growth Portfolio. . . . . . . . .  $ 22      $ 71      $128      $310



     The above tables are intended to assist you in understanding the costs and expenses that will be borne, directly or indirectly, by Premium Payments allocated to the Separate Account. These include the expenses of the underlying Funds. (See "Charges and Deductions." and the prospectus for each underlying Fund.) In addition to the expenses listed above, Premium Taxes may be applicable.


     These examples reflect the Annual Administrative Fee as an annual charge of .01% of assets, based on an anticipated average Contract Value of $30,000.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
     The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

     The following table sets forth certain information regarding the Variable Subaccounts for a Contract since the commencement of business operations on February 28, 1996.

     THE ACCUMULATION UNIT VALUES AND THE NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUBACCOUNT FOR EACH OF THE PERIODS INDICATED ARE AS FOLLOWS:


                                              1997         1996
--------------------------------------------------------------------------------
JPVF Money Market Sub-account*
Accumulation unit value
- Beginning of period                     $    1.027        1.000
- End of period                           $    1.062        1.027
Number of accumulation units
- End of period                            1,052,017      480,732

--------------------------------------------------------------------------------
JPVF Balanced Sub-account*
Accumulation unit value
- Beginning of period                     $   10.801       10.000
- End of period                           $   12.910       10.801
Number of accumulation units
- End of period                              104,890       27,907

--------------------------------------------------------------------------------
JPVF Growth & Income Sub-account*
Accumulation unit value
- Beginning of period                     $    9.975       10.000
- End of period                           $   12.477        9.975
Number of accumulation units
- End of period                              105,759       40,125

--------------------------------------------------------------------------------
JPVF Capital Growth Sub-account*
Accumulation unit value
- Beginning of period                     $   11.844       10.000
- End of period                           $   14.527       11.844
Number of accumulation units
- End of period                              142,456       53,999

--------------------------------------------------------------------------------
JPVF Emerging Growth Sub-account*
Accumulation unit value
- Beginning of period                     $   10.344       10.000
- End of period                           $   12.469       10.344
Number of accumulation units
- End of period                              132,236       88,358

--------------------------------------------------------------------------------
JPVF World Growth Stock Sub-account*
Accumulation unit value
- Beginning of period                     $   10.985       10.000
- End of period                           $   11.179       10.985
Number of accumulation units
- End of period                              123,760      101,024

--------------------------------------------------------------------------------
Oppenheimer Bond Sub-account*
Accumulation unit value
- Beginning of period                     $   10.223       10.000
- End of period                           $   10.915       10.223
Number of accumulation units
- End of period                           151,322          10,568

--------------------------------------------------------------------------------
Note: No condensed financial information is available for the eleven new Sub-accounts added to the Contract as of January 1, 1998.

 * On December 5, 1997, the Company substituted shares of various Portfolios of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the then existing shares of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II. The above numbers reflect the performance of AHVIT and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the period after the date of the substitution. In the substitution, the Oppenheimer Bond Fund was substituted for two of the AHVIT Funds and the pre-substitution performance numbers for the Oppenheimer Bond Sub-account reflect the performance of only one of such AHVIT Funds.

RIGHT TO EXAMINE CONTRACT
     You have a limited time period in which to return a Contract for cancellation and a refund as set forth in your Contract. The applicable period will depend on the state in which the Contract is issued. In most states it is 10 days after the Contract is delivered to you. For a Contract issued as a replacement for another contract, the period is 20 days. The Company will refund, as provided in the Contract and depending on the state in which the Contract is issued, either (i) the Contract's Accumulation Value without reduction for the contingent deferred sales charge or administrative charges that would otherwise apply or (ii) all Premium Payments less any Partial Withdrawals.

     For Contracts requiring a refund of Premium Payments, the Company will allocate any Premium Payments made prior to the expiration of the free look period (plus 5 days to allow for mailing time) to the JPVF Money Market Sub-account. Five days after the expiration of the free look period, the Premium Payments will be allocated to the Variable Sub-accounts in accordance with the directions set forth in your application.

     In order to cancel the Contract you must deliver or mail a written notice to the Company's Variable Annuity Service Center or the registered representative from whom it was purchased and return the Contract. Notice of cancellation given by mail and return of the Contract are effective upon being postmarked, properly addressed and postage paid. The Contract will then be void as if it had never been issued.


FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE CONTRACT
     If you are a natural person, there should be no federal income tax on increases in the Contract Value (if any) until a distribution under the Contract occurs (E.G., a Partial Withdrawal, Surrender, or Annuity Payment) or is deemed to occur (E.G., a pledge or assignment of a Contract). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract. (See "Certain Federal Income Tax Consequences.") You should consult your tax advisor before initiating a distribution.


INQUIRIES AND WRITTEN NOTICES AND REQUESTS
     Any questions about procedures or the Contract, or any Request required to be directed to the Company, should be sent to the Company's Variable Annuity Service Center: P.0. Box 515, Concord, New Hampshire 03302-0515 or faxed to 603-226-5123. Telephone requests and inquiries may be made by calling 1-800-289-1776. All inquiries and Requests should include the Contract number, your name and the Annuitant's name and should be signed by you.

VARIATIONS IN CONTRACT PROVISIONS
     Certain provisions of the contracts may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in the Contract itself or in riders or endorsements.

                                       * * *



     NOTE: THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, IN THE PROSPECTUS FOR EACH OF THE UNDERLYING FUNDS AND IN THE CONTRACT, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE DETAILED INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE CONTRACT AND THE SEPARATE ACCOUNT. SEPARATE PROSPECTUSES ATTACHED HERETO DESCRIBE EACH FUND.

                ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

     The Company, 100 N. Greene St., Greensboro, North Carolina 27401, is a stock life insurance company. It was incorporated under the laws of Michigan on October 31, 1963. It is principally engaged in the sale of life insurance and annuities, and is licensed in Canada, the District of Columbia, and all states except New York. As of December 31, 1997, the Company had assets of over $9.3 billion on a GAAP basis. The Company is wholly-owned by Jefferson-Pilot Corporation, a $23.1 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot Corporation is in the insurance business through Jefferson-Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company ("JP Financial"), and in the communications business through television and radio stations. The obligations under the Contracts are obligations of the Company.


     For more information about the Company, see "Additional Information About the Separate Account."

YEAR 2000 MATTER
     Certain computer programs have been written using two digits rather than four to define the applicable year. As a result, any of Jefferson-Pilot Corporation's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000 (the "Year 2000 Matter"). This could result in a system failure which may disrupt operations, including an inability to accurately process or calculate new or in-force business.



     Jefferson-Pilot Corporation (the Company's parent company) has completed an assessment and has determined that it will have to modify or replace portions of the software and hardware utilized by Jefferson-Pilot Corporation affiliates, including the Company, so that the computer systems will function properly with respect to dates in the year 2000 and thereafter.



     Jefferson-Pilot Corporation will utilize both internal and external resources to reprogram, replace, convert and test software and hardware for any necessary Year 2000 modifications. The project is estimated to be completed not later than the third quarter of 1999. Jefferson-Pilot Corporation believes that with modifications to its existing software and hardware and conversions to new software, the Year 2000 Matter will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed on a timely basis, the Year 2000 Matter could have a material impact on operations of the Company.



     Jefferson-Pilot Corporation has initiated formal communications with all of its significant suppliers to determine the extent to which the Company's systems, policies, procedures and contracts are vulnerable to those third parties' failure to remediate their own Year 2000 issues. There is no guarantee that the systems of other companies on which the Company relies will be in compliance on a timely basis; nor is there any guarantee that non-compliance would not have an adverse affect on the Company's systems and business.



     The costs of the project and the date on which the Jefferson-Pilot Corporation believes it will be compliant are based on management's best estimates, which were derived utilizing various assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved.



     Jefferson-Pilot Corporation has not yet allocated the costs of compliance among its subsidiaries, including the Company. To the best of Jefferson-Pilot Corporation and the Company's knowledge, it is currently anticipated that any future allocation is unlikely to have a material financial impact on the Company.


                                 INVESTMENT OPTIONS

     Premium Payments paid under a Contract may be allocated to the 18 Variable Sub-accounts of the Separate Account, to the two Interest Rate Guarantee Periods of the Capital Developer Account, or to a combination of these Investment Options. These Investment Options may not be available in all states. However, over the life of your Contract, you are currently limited to allocating your Premium Payments to no more than 16 of the Variable Sub-accounts in existence now or in the future. The Company reserves the right to modify this limitation in the future. THERE IS NO GUARANTEED OR MINIMUM SURRENDER VALUE FOR ANY PREMIUM PAYMENTS OR AMOUNTS ALLOCATED TO ANY VARIABLE SUB-ACCOUNT.

THE SEPARATE ACCOUNT
     ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT. The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America (the "Separate Account") was established as a separate investment account under the laws of the State of Michigan on January 24, 1994. The Separate Account receives and invests the Net Premium Payments under the Contracts that are allocated to it for investment in shares of one or more mutual fund portfolios.


     The Separate Account currently is divided into 18 Variable Sub-accounts. Additional Variable Sub-accounts may be established in the future at the discretion of the Company, and the Company reserves the right to add or remove Variable Sub-accounts. Currently, each Variable Sub-account invests in corresponding shares of the Jefferson Pilot Funds, VIP Portfolios, the MFS Funds, and the Oppenheimer Funds. On December 5, 1997, the Company and the Separate Account, pursuant to an Order issued by the Securities and Exchange Commission, substituted shares of the various investment portfolios of the Jefferson Pilot Funds and of the Oppenheimer Bond Fund of Oppenheimer
Variable Account Funds for shares of various investment funds of the Alexander Hamilton Variable Insurance Trust and the Federated Prime Money
Fund II of Federated Insurance Series. The assets of the Separate Account are owned by the Company. Under Michigan insurance regulations, an insurer issuing contracts on a variable basis shall maintain in each separate account assets having a value equal to the reserves and other reasonable liabilities and obligations with respect to the account, and a separate account shall not be charged with liabilities arising out of other separate accounts or out of other business of the insurer unless the liabilities have a specific and determinable relation to or dependence upon the separate account. The Company reserves the right to transfer assets of the Separate Account in excess of the reserves and other Contract liabilities with respect to the Separate Account to the Company's general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to other income, gains or losses of the Company. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of the Company's general account assets or any other separate account maintained by the Company. You bear the entire investment risk with respect to the Contract Value allocated to the Separate Account, and the Separate Account Value could be more or less than the Net Premium Payments allocated to and transfers into the Separate Account.

     The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a "separate account" under the Federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of the Company.

     When required by law or regulation, an investment objective of the Separate Account may be changed. It will only be changed if approved by the appropriate insurance official of the State of Michigan or deemed approved in accordance with such law or regulation. If so required, the request to obtain such approval will be filed with the insurance official of the state or the district in which the Contract is delivered.


THE SUB-ACCOUNTS
     Eighteen Variable Sub-accounts, each of which reflects the investment performance of a specific underlying Fund, are available under the Contracts. All Sub-accounts may not be available in all states. Ten Sub-accounts invest in shares of the Jefferson Pilot Funds, four Sub-accounts invest in shares of the VIP Portfolios, two Sub-accounts invest in shares of the MFS Funds and two Sub-accounts invest in shares of the Oppenheimer Funds. JPVF, the VIP Funds, MFS Variable Insurance Trust and Oppenheimer Variable Account Funds are open-end management investment companies and, with the exception of the MFS Utilities Fund, all of the Funds available under the Contracts are diversified. Each Fund is managed by a registered investment adviser.


     The investment adviser for JPVF is Jefferson Pilot Investment Advisory Corporation (formerly known as "Chubb Investment Advisory Corporation"), One Granite Place, Concord, New Hampshire, 03301. Jefferson Pilot Investment Advisory Corporation has contracted with eight unaffiliated companies, Templeton Global Advisors, Limited, Pioneering Management Corporation, Janus Capital Corporation, Warburg Pincus Asset Management Inc. (formerly known as "Warburg, Pincus Counsellors, Inc."), Lombard Odier International Portfolio Management, Limited, J.P. Morgan Investment Management Inc., Strong Capital Management, Inc. and Massachusetts Financial Services Company to act as sub-investment managers to the Jefferson Pilot Funds.


     The investment adviser for the VIP Funds is Fidelity Management & Research
Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts.   For certain of
the VIP Portfolios FMR has entered into sub-advisory agreements with affiliated companies.


     The investment adviser for the MFS Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").

     The investment adviser for the Oppenheimer Variable Account Funds is OppenheimerFunds, Inc.

The investment objective of each Fund is as follows:



------------------------------------------------------------------------------------------------------------------
                                              EQUITY PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------
    Fund Name                                   Objective                                      Manager
------------------------------------------------------------------------------------------------------------------
 JPVF Growth            Capital growth by investing primarily in equity securities      Strong Capital
 Portfolio              that the Sub-Investment Manager believes have above-            Management, Inc.
                        average growth prospects.
------------------------------------------------------------------------------------------------------------------
 JPVF                   Long-term growth of capital through investments in              Lombard Odier
 International          securities whose primary trading markets are outside the        International
 Equity Portfolio       United States.                                                  Portfolio
                                                                                        Management Limited
------------------------------------------------------------------------------------------------------------------
 JPVF Capital           Seeks capital growth. Realization of income is not a            Janus Capital
 Growth                 significant investment consideration and any income             Corporation
 Portfolio              realized will be incidental.
------------------------------------------------------------------------------------------------------------------
 JPVF Domestic          Reasonable income and growth of capital by investing            Pioneering
 Growth Stock           primarily in a diversified portfolio of equity securities       Management
 Portfolio              issued by companies organized in the U.S. and considered        Corporation
                        by the Sub-Investment Manager to be undervalued in light
                        of the company's earning power and growth potential.
------------------------------------------------------------------------------------------------------------------
 JPVF Emerging          Long-term growth of capital. Dividend and interest              MFS
 Growth                 income from portfolio securities, if any, is incidental to
 Portfolio              the Portfolio's investment objective of long-term growth.
------------------------------------------------------------------------------------------------------------------
 JPVF World             Long-term capital growth through a policy of investing          Templeton Global
 Growth                 primarily in stocks of companies organized in the U.S. or       Advisors, Limited
 Stock Portfolio        in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and
                        governments of any nation. Any income realized will be
                        incidental.
------------------------------------------------------------------------------------------------------------------
 MFS Research           Seeks to provide long-term growth of capital and future         MFS
                        income.
------------------------------------------------------------------------------------------------------------------
 MFS Utilities          Seeks capital growth and current income (income above           MFS
                        that available from a portfolio invested entirely in equity securities).
------------------------------------------------------------------------------------------------------------------
 VIP Growth Portfolio   Seeks to achieve capital appreciation.                          FMR
------------------------------------------------------------------------------------------------------------------
 VIP II                 Seeks long-term capital appreciation.                           FMR
 Contrafund Portfolio
------------------------------------------------------------------------------------------------------------------
 VIP II Index 500       Seeks investment results that correspond to the total           FMR
 Portfolio              return of common stocks publicly traded in the United
                        States, as represented by the S&P 500.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                   EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------
    Fund Name                                   Objective                                      Manager
------------------------------------------------------------------------------------------------------------------
 JPVF Balanced          Reasonable current income and long-term capital growth,         J.P. Morgan
 Portfolio              consistent with conservation of capital, by investing           Investment
                        primarily in common stocks and fixed income securities.         Management Inc.
------------------------------------------------------------------------------------------------------------------
 JPVF Growth and        Long-term growth of capital by investing primarily in a         Warburg Pincus Asset
 Income Portfolio       wide range of equity issues that may offer capital              Management, Inc.
                        appreciation and, secondarily, to seek a reasonable level
                        of current income.
------------------------------------------------------------------------------------------------------------------
 VIP Equity-            Seeks reasonable income by investing primarily in               FMR
 Income Portfolio       income-producing equity securities. In choosing these
                        securities the fund will also consider the potential for
                        capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities
                        comprising the Standard & Poor's Composite Index of
                        500 Stocks (S&P 500).
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                       FIXED-INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------
    Fund Name                                   Objective                                      Manager
------------------------------------------------------------------------------------------------------------------
 JPVF High              High level of current income by investing primarily in          MFS
 Yield Bond             corporate obligations with emphasis on higher yielding,
 Portfolio              higher risk, lower-rated or unrated securities.
------------------------------------------------------------------------------------------------------------------
 JPVF Money             Seeks to achieve as high a level of current income as is        MFS
 Market                 consistent with preservation of capital and liquidity.
 Portfolio
------------------------------------------------------------------------------------------------------------------
 Oppenheimer            Seeks a high level of current income.                           OppenheimerFunds, Inc.
 Bond Fund
                        As a secondary objective, seeks capital growth when
                        consistent with its primary objective.
------------------------------------------------------------------------------------------------------------------
 Oppenheimer            Seeks a high level of current income principally derived        OppenheimerFunds, Inc.
 Strategic Bond         from interest on debt securities and to enhance such
 Fund                   income by writing covered call options on debt securities.
------------------------------------------------------------------------------------------------------------------


     AN INVESTMENT IN THE JPVF MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR THE FDIC OR ANY OTHER AGENCY.

                                        * * *

     THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of each Fund's investment objective and policies and a description of risks involved in investing in each of the Funds and of each Fund's fees and expenses is contained in the prospectus for each Fund. With regard to the JPVF High Yield Bond Portfolio and other Funds investing in higher yielding, higher risk, lower-rated or unrated securities, please consult the appropriate section of the corresponding prospectus for a description of the risks associated with such investments.

Current copies of such prospectuses are attached to this Prospectus. INFORMATION CONTAINED IN EACH FUND'S PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ALLOCATING PREMIUM PAYMENTS OR TRANSFERRING CONTRACT VALUE TO A VARIABLE SUB-ACCOUNT OF THE SEPARATE ACCOUNT.

THE CAPITAL DEVELOPER ACCOUNT
     PREMIUM PAYMENTS ALLOCATED TO THE CAPITAL DEVELOPER ACCOUNT AND TRANSFERS TO THE CAPITAL DEVELOPER ACCOUNT ARE NOT PART OF THE SEPARATE ACCOUNT. RATHER, THE CAPITAL DEVELOPER ACCOUNT IS GUARANTEED BY THE GENERAL ACCOUNT OF THE COMPANY, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE CAPITAL DEVELOPER ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1993 ACT") NOR IS THE CAPITAL DEVELOPER ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT"). ACCORDINGLY, NEITHER THE CAPITAL DEVELOPER ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE CAPITAL DEVELOPER ACCOUNT. DISCLOSURES REGARDING THE CAPITAL DEVELOPER ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

     Within the Capital Developer Account, the Company currently offers two Interest Rate Guarantee Periods, lasting for one and seven years. Both provide for fixed accumulations at a specified Guaranteed Interest Rate on Premium Payments allocated to, and amounts transferred to, the Capital Developer Account. Amounts allocated to the Capital Developer Account may be subject to a Market Value Adjustment upon a Surrender, Partial Withdrawal, Transfer or annuitization requested more than 30 days prior to the end of the Interest Rate Guarantee Period. The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account to less than 3% per year before any applicable Surrender Charge. Because of this adjustment and for other reasons, the amount payable upon Partial Withdrawal or Surrender or applied to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of transaction.

     Premium Payments will be allocated to the Interest Rate Guarantee Periods to the extent elected by the Contract Owner at the time of the initial Premium Payment or as subsequently elected. In addition, all or part of the Separate Account Value may be transferred to one or more of the Interest Rate Guarantee Periods prior to Maturity Date.


     Contract Value in the Interest Rate Guarantee Periods will not share in the investment performance of the Company's general account or any portion thereof. Instead, the Company will pay a specified rate of interest, the Guaranteed Interest Rate, for each Interest Rate Guarantee Period. The interest rate credited to each Interest Rate Guarantee Period will vary in the sole discretion of the Company, but it will never be less than 3% annually. There is no specific formula for the determination of the Guaranteed Interest Rate. Some of the factors that the Company may consider in determining the Guaranteed Interest Rate are: general economic trends; rates of return currently available and anticipated on the Company's investments; expected investment yields; regulatory and tax requirements; and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE INTEREST RATE GUARANTEE PERIODS WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. The Company resets this rate periodically. It currently resets the rate bi-weekly, but in the future the rate may be reset more or less frequently. Due to the Market Value Adjustment and Surrender Charge, the Contract Owner assumes the risk that the Surrender Value of amounts allocated to the Capital Developer Account (or the proceeds of a transfer or amount annuitized) will be less than the Capital Developer Account Value.


     The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Company's Board of Directors has set no limitations.


     SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS, AND ANNUITIZATIONS OF CAPITAL DEVELOPER ACCOUNT VALUE FROM AN INTEREST RATE GUARANTEE PERIOD MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT (AS WELL AS A SURRENDER CHARGE). THEREFORE, THE NET AMOUNT YOU RECEIVE MAY BE LESS THAN THE AMOUNT REQUESTED FOR WITHDRAWAL, TRANSFER OR SURRENDER. (SEE "SURRENDER CHARGE," AND "MARKET VALUE ADJUSTMENT.")

     The Company will invest the assets that support the Capital Developer Account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                       THE ALLEGIANCE VARIABLE ANNUITY CONTRACT

     The Allegiance Variable Annuity Contract (the "Contract") is an individual Flexible Premium Multi-Funded Deferred Variable Annuity Contract. The Contract may be purchased on a non-qualified basis ("Non-qualified Contract"). The Contract may also be purchased in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Contract").

     THERE IS NO GUARANTEED OR MINIMUM SURRENDER VALUE UNDER THE CONTRACT, SO THE AMOUNT RECEIVED ON SURRENDER COULD BE LESS THAN THE AMOUNT OF PREMIUM PAYMENTS. HOWEVER, AMOUNTS ALLOCATED TO THE CAPITAL DEVELOPER ACCOUNT ARE GUARANTEED TO EARN A MINIMUM RATE OF INTEREST OF AT LEAST THREE PERCENT PER YEAR BEFORE ANY APPLICABLE SURRENDER CHARGE.

CONTRACT APPLICATION AND ISSUANCE OF CONTRACTS
     Before it will issue a Contract, the Company must receive a completed Application and an initial Premium Payment of at least $2,000 (although a lower minimum may apply to certain Qualified Contracts). The initial Premium Payment can be made in a single payment or by twelve equal systematic payments over the first 12 Contract Months. The systematic payments must be made via automatic debits or automated clearing house transfers from a checking or savings account. The Company reserves the right to reject any Application or Premium Payment. For a Non-qualified Contract, the Contract Owner (or the Annuitant, if different than the Contract Owner) must be age 90 or younger. The Contract Owner (who generally must also be the Annuitant for Qualified Contracts) must be age 80 or younger for certain types of Qualified Contracts. The Contract is not available in all states.

     If the Application is properly completed and can be accepted in the form received, the initial Net Premium Payment will be credited to the Contract Value within 2 business days after the later of receipt of the Application or receipt of the initial Premium Payment at the Company's Administrative Service Center. (The Net Premium Payment is the total Premium Payment less any applicable Premium Tax.) If the initial Net Premium Payment allocated to the Separate Account cannot be credited because the Application or other issuing requirements are incomplete, the applicant will be contacted within 5 business days and given an explanation for the delay, and the initial Premium Payment will be returned at that time unless the applicant consents to the Company's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled. In that event, the initial Net Premium Payment will be credited to the Contract Value within 2 business days of the Application's completion.

     The Contract will become effective on the date the initial Net Premium Payment is credited to the Contract Value.


PREMIUM PAYMENTS
     All Premium Payments, checks, or electronic fund transfers should be made payable to Alexander Hamilton Life Insurance Company of America and sent to the Company's Variable Annuity Service Center. Receipts will be provided upon request. A confirmation of each transaction will be provided. Premium Payments may be made directly by the Contract Owner on a flexible basis, through the systematic investment program, on a monthly or quarterly basis, or through a group billing or payroll deduction arrangement on a periodic basis.

     INITIAL PREMIUM PAYMENT. The minimum initial Premium Payment is currently $2,000 (although a lower minimum may apply to certain Qualified Contracts). However, the minimum initial premium can be made in 12 equal monthly payments when a Contract Owner has elected the systematic investment program for additional premiums to be automatically withdrawn monthly from the Contract Owner's bank account or when an applicant is part of a periodic group billing or payroll deduction arrangement. The Company reserves the right to increase or decrease this amount for Contracts issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Contract. The maximum initial Premium Payment that the Company will currently accept without its prior approval is $1,000,000.



     ADDITIONAL PREMIUM PAYMENTS. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional Premium Payments at any interval. The minimum additional Premium Payment under the Contract is $50. The Company reserves the right to limit the dollar amount of any additional Premium Payments. Cumulative Premium Payments under the Contract may not exceed $1,000,000 without the prior approval of the Company. Additional Premium Payments will be credited to Contract Value as of the Valuation Period during which they are received by the Company at its Variable Annuity Service Center.

     ALLOCATION OF PREMIUM PAYMENTS. Premium Payments will be allocated among the 18 Variable Sub-accounts as specified by you in the Application. (If you fail to specify how Premium Payments are to be allocated, the Application cannot be accepted). You must allocate Premium Payments to one or more Variable Sub-accounts of the Separate Account or to one or more Interest Rate Guarantee Periods, or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and in increments of 5% of a Premium Payment. Any allocation to an Interest Rate Guarantee Period of the Capital Developer Account must be at least $1,000. Premium Payments allocated to an Interest Rate Guarantee Period will be credited with interest from the day after they are received.


     The allocation specified in the Application will continue to be used for additional Premium Payments unless you request a change of allocation. You may change the allocation instructions for Net Premium Payments any time before the Maturity Date by Request to the Company's Variable Annuity Service Center. You must specify your new allocation choices. The allocation change will apply to Premium Payments received with or after the Request.

     PAYMENT NOT HONORED BY BANK. Any payment due under the Contract which is derived, all or in part, from any amount paid to the Company by check or draft may be postponed until such time as the Company determines that such instrument has been honored.

CONTRACT VALUE
     On the Contract Date, the Contract Value equals the initial Net Premium Payment. Thereafter, on any day on or before the Maturity Date, the Contract Value equals the sum of the Separate Account Value and the Capital Developer Account Value. The Contract Value will increase by (1) any additional Premium Payments received by the Company; (2) any increases in the Contract Value due to investment results of the selected Variable Sub-accounts; (3) interest credited to the Capital Developer Account; and (4) any positive Market Value Adjustments. The Contract Value will decrease by (1) any Partial Withdrawals or Full Surrenders, including applicable charges; (2) any decreases in the Contract Value due to investment results of the selected Variable Sub-accounts; (3) the Mortality and Expense Risk Charge, the Administrative Expense Charge, any applicable Transfer Charge, and, on the last day of any Contract Year, the Annual Administrative Fee; (4) any negative Market Value Adjustment; and (5) taxes, when applicable. The Company will inform you of your Contract Value upon request.

     The Contract Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

     THE SEPARATE ACCOUNT VALUE. When a Net Premium Payment is allocated or an amount is transferred to a Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the Net Premium Payment or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn or surrendered from, a Variable Sub-account, Accumulation Units are cancelled or redeemed in a similar manner.

     The Separate Account Value will be determined on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Fund. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Fund and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Fund. The Separate Account Value also reflects expenses borne by the Fund(s) and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.


     THE CAPITAL DEVELOPER ACCOUNT VALUE. When a Net Premium Payment is allocated or an amount is transferred to an Interest Rate Guarantee Period, it is credited to a new Interest Rate Guarantee Period. (See "The Capital Developer Account.") In addition, interest at specified interest rates is credited to the Capital Developer Account Value. When amounts are surrendered or withdrawn from, transferred out of, or annuitized from an Interest Rate Guarantee Period, the Capital Developer Account Value is reduced accordingly, and it may also be increased or decreased by any Market Value Adjustment. (See "Market Value Adjustment.") Unlike the Separate Account, there are no Accumulation Units in the Capital Developer Account.


     MINIMUM CONTRACT VALUE. A minimum Contract Value of $2,000 for Non-qualified Contracts must be maintained during the Accumulation Period. If you fail to maintain the minimum Contract Value and no Premium Payments have been made in the past two years, then the Company may, upon ninety (90) days notice forwarded to your most current address given us, cancel the Contract and return the Contract Value less any applicable fees to you in one lump sum. If you make sufficient Premium Payments to restore the Contract Value to at least the minimum Contract Value within 90 days of the date of notice, the Contract will not be cancelled.


TRANSFERS
     You can transfer Contract Value to or from Interest Rate Guarantee Periods of the Capital Developer Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. The Company reserves the right to restrict the transfer privilege in any way. A Request for a transfer, made by you, must be received at the Company's Variable Annuity Service Center before a transfer will be effected.

     The Company reserves the right to defer transfers among Variable Sub-accounts or to the Capital Developer Account as permitted by the Investment Company Act of 1940, as amended. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing); (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

     TRANSFERS DURING THE ACCUMULATION PERIOD are subject to the following provisions:

     - There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Accumulation Period, but a fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose the $10 fee, it currently has no plans to do so.

     - Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to a Market Value Adjustment. All other transfers from Interest Rate Guarantee Periods are subject to a Market Value Adjustment.

     - If, after a transfer, the remaining Contract Value in the Variable Sub-account from which the transfer was made would be less than $250, the Company may include that remaining Contract Value as part of the transfer.

     - The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Contract Value remaining in the Investment Option. The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Capital Developer Account is $1,000.

     DURING THE ANNUITY PERIOD, under any Variable Annuity Option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:

     - There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Annuity Period, but there may be a charge of $10 for each transfer in excess of 15 during any Contract Year. The Company reserves the right to charge the fee, however, it currently has no plans to do so. The Company will provide at least 30 days notice of its intention to impose such fee.

     - If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, the Company may include that remaining Separate Account Value as part of the transfer.

     - The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Contract Value remaining in the Variable Sub-account.

     Transfers between Variable Sub-accounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information (see "Annuity Period Transfer Formulas").

     NO TRANSFERS OF AMOUNTS APPLIED TO A FIXED ANNUITY OPTION ARE PERMITTED.

     TELEPHONE TRANSFERS AND REALLOCATIONS. You or your authorized representative may request transfers by telephone of Contract Value or reallocation of Premium Payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided that the appropriate authorization form is on file with the Company. You will be asked to provide the Company with personal identification information, such as social security number and date of birth, at the time of such request for verification purposes. Although procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such situation.

DOLLAR COST AVERAGING
     Under the Dollar Cost Averaging program, if elected, you can instruct the Company to automatically transfer a specified dollar amount from any Variable Sub-account or the One Year Interest Rate Guarantee Period of the Capital Developer Account to the Variable Sub-accounts or the One Year Interest Rate Guarantee Period. The program is not available in connection with the Seven Year Interest Rate Guarantee Period of the Capital Developer Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, there must be a minimum value of $5,000 in the Contract. Automatic transfers from the One Year Interest Rate Guarantee Period of the Capital Developer Account taken under the Dollar Cost Averaging program will not be subject to a Market Value Adjustment.

     Dollar Cost Averaging, a long-term investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Contract Value, protect against loss, or otherwise be successful.

     The Dollar Cost Averaging program can be elected when purchasing the Contract or at a later date. The election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account or the One Year Interest Rate Guarantee Period of the Capital Developer Account, as applicable, equals $250 or less. There is no charge for this program. Transfers made as part of the Dollar Cost Averaging program do not count toward the 15 free transfers that are permitted annually under the Contract.

AUTOMATIC REBALANCING
     An automatic rebalancing program is also available to you. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 15 free transfers that are permitted annually under the Contract. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.


     You may not elect to have Dollar Cost Averaging and Automatic Rebalancing at the same time. The applicable authorization form must be on file at the Company before either program may begin. The Company reserves the right to modify the terms and conditions of these programs upon 30 days advance notice to contract owners.

                           DISTRIBUTIONS UNDER THE CONTRACT

SURRENDERS AND PARTIAL WITHDRAWALS
     Prior to the Maturity Date, you may surrender all (a "Surrender" or "Full Surrender") or withdraw a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from the Company by sending a Request, signed by you, to the Company's Variable Annuity Service Center. The Surrender Value is the Contract Value plus or minus any Market Value Adjustment minus any applicable Surrender Charge, Annual Administrative Fee, and any applicable Premium Taxes. THERE IS NO MINIMUM OR GUARANTEED SURRENDER VALUE FOR AMOUNTS ALLOCATED OR TRANSFERRED TO THE VARIABLE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT.


     The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested, increased or decreased by applicable Market Value Adjustment and then decreased by any applicable Surrender Charge. For Partial Withdrawals, you must specify the Investment Option from which the withdrawal should be taken; otherwise we will prorate the amount based on your current Contract Value allocation.

     No Market Value Adjustment is imposed on Surrenders or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.


     The minimum amount that can be withdrawn is $250 ($1,000 from any Guaranteed Interest Period of the Capital Developer Account) unless the Company agrees otherwise or unless a smaller amount is required to comply with the Code. Qualified Contracts may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any Partial Withdrawal, the remaining Contract Value must be at least $2,000. If the processing of a Partial Withdrawal request would result in a remaining Contract Value of less than $2,000, the Company may treat the Partial Withdrawal request as a request for a Full Surrender of the Contract, and you will receive the Surrender Value. Following payment of the Surrender Value, the Contract will be cancelled. If the amount requested to be withdrawn or surrendered from an Investment Option is greater than the Contract Value of that Investment Option, the Company will pay you the entire Contract Value of that Investment Option, plus or minus any Market Value Adjustment, minus any Surrender Charge and minus any Annual Administrative Fee and any charge for applicable Premium Taxes that may apply.


     The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. The Capital Developer Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of a withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Capital Developer Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, the Company may treat the withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Capital Developer Account Value remaining in the relevant Interest Rate Guarantee Period.


     You may Surrender the Contract at any time prior to the Maturity Date by sending a Request to the Company at its Variable Annuity Service Center. After the Maturity Date, no Surrenders or Partial Withdrawals are permitted. (See "Annuity Payment Options.")

     Withdrawals and Surrenders will be processed using the Separate Account Value for the Valuation Period during which the Request for Withdrawal or Surrender is received by the Company at its Variable Annuity Service Center. The Company will pay all Partial Withdrawals and Full Surrender requests to you or to any other Payee that you designate within 5 business days (unless you choose a later date) following receipt by the Company at its Variable Annuity Service Center of your Request and all requirements necessary to process the request, except as follows:


     - CAPITAL DEVELOPER ACCOUNT -- The Company reserves the right, when permitted by law, to defer payment of any Partial Withdrawal or Full Surrender from the Interest Rate Guarantee Periods for up to 6 months. Interest will be paid on any amount deferred for 30 days or more at a rate of at least 3.0% per year.

     - SEPARATE ACCOUNT - The Company reserves the right to defer the payment of any Partial Withdrawal or Full Surrender from the Separate Account as permitted by the Investment Company Act of 1940, as amended. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing); (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

          In addition, a Premium Payment amount is not available to satisfy a Partial Withdrawal or Full Surrender until the check or other instrument by which such Premium Payment was made has been honored.

     Since you assume the entire investment risk with respect to Premium Payments and transfers allocated to the Separate Account, and because Partial Withdrawals and Surrenders are subject to a Surrender Charge, an Annual Administrative Fee, and possibly Premium Taxes, THE TOTAL AMOUNT PAID UPON FULL SURRENDER MAY BE MORE OR LESS THAN THE TOTAL PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT (taking any prior Partial Withdrawals into account). Following a Full Surrender, or at any time Partial Withdrawals reduce the Contract Value to zero, all of your rights and those of the Annuitant will terminate.


     PARTIAL WITHDRAWALS (INCLUDING SYSTEMATIC WITHDRAWALS DESCRIBED BELOW) AND SURRENDERS MAY BE TAXABLE AND A PENALTY TAX MAY APPLY PRIOR TO AGE 59 1/2. (SEE "CERTAIN FEDERAL INCOME TAX CONSEQUENCES.")


SYSTEMATIC WITHDRAWAL PLAN


     Under the Systematic Withdrawal Plan, you can instruct the Company to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. The minimum monthly payment is $250, the minimum quarterly payment is $750, the minimum semi-annual payment is $1,500, and the minimum annual payment is $3,000, or the amounts can be the minimum required amounts to comply with qualified plan requirements. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Surrender Charge will not apply to the first 10% of Contract Value (determined at the time of the Withdrawal) that is withdrawn during a Contract Year. Amounts withdrawn in excess of 10% will be subject to any applicable Surrender Charge. After the seventh Contract Year, amounts withdrawn will no longer be subject to a Surrender Charge. Systematic Withdrawals may not be taken from the Interest Rate Guarantee Periods. Systematic Withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")


ANNUITY PAYMENTS
     The Company will make Annuity Payments beginning on the Maturity Date, provided that the Contract is in force on that date. The Annuity Payment Option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The dollar amount of the payments will depend on numerous factors including the Contract Value on the Maturity Date, the type of Annuity and Annuity Payment Option you elected, the frequency of payments you elected, and possibly the age of the Annuitant on the Maturity Date.


     MATURITY DATE. Initially, you select the Maturity Date at the time the Application is completed. You may change the Maturity Date from time to time, by submitting a Request to the Company, provided that notice of each change is received by the Company's Variable Annuity Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The latest Maturity Date which may be elected for a Non-qualified Contract, unless otherwise consented to by the Company, is the Annuitant's 85th birthday or the tenth Contract anniversary (whichever is later) and for a Qualified Contract, the date the Annuitant attains age 70 1/2, unless you demonstrate that the minimum required distribution under the Code is being made. If you do not select a Maturity Date, the Maturity Date will be the Annuitant's 85th birthday (for a Non-qualified Contract) or the date the Annuitant attains age 70 1/2 (for a Qualified Contrast).


     ELECTION OF ANNUITY PAYMENT OPTION. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose an Annuity Payment Option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by the Company's Variable Annuity Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, Annuity Payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for 10 years. (See "Annuity Payment Options," below.) You may not change the Annuity Payment Option after the Maturity Date.


     If the Maturity Date is in the first seven Contract Years and if an Annuity Payment Option of less than five years is elected, then the surrender charge will be deducted.


     If any Contract Owner or the Annuitant (if the owner is a non-natural person) dies prior to the Maturity Date, the Beneficiary may receive a Death Benefit. (See "Death Benefit.")



     TAXES. All or part of each Annuity Payment will be taxable. (See "Certain Federal Income Tax Consequences.") The Company may be required by state law to pay a Premium Tax on the amount of Premiums, on Partial Withdrawals or Surrenders or on the amount applied to an Annuity Payment Option. The Company will deduct a charge for the amount of any Premium Taxes when it is required by law to pay such Premium Taxes.


ANNUITY PAYMENT OPTIONS
     The Contract provides four Annuity Payment Options which are described below. Three of these are offered as EITHER a fixed annuity or a variable annuity (Option I is only available as a fixed annuity). You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Contract Value is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the Capital Developer Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.

     If the amount of the Annuity Payments will depend on the age of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's age. If Annuity Payments are contingent upon the survival of the Annuitant, the Company may require evidence satisfactory to it that such Annuitant is living. The Company may delay making Annuity Payments until satisfactory proof is received.

     On the Maturity Date, the sum of (i) the Capital Developer Account Value and (ii) the Separate Account Value, plus or minus (iii) any Market Value Adjustment, minus (iv) any applicable Surrender Charge, minus (v) any Premium Tax, will be applied to provide for Annuity Payments under the selected Annuity Payment Option.

     The Contract's annuity purchase rates are based on the 1983 Individual Annuity Mortality Table a with Projection Scale G, with 10 years' projected mortality improvement and with interest compounded annually at 3%. (The projection of mortality improvement results in smaller Annuity Payments than you would receive without this projection.) Unisex tables will be used for Qualified Contracts (other than IRAs), and sex-distinct tables will be used, where permitted, for Non-qualified Contracts and IRAs. If you ask, the Company will provide you with a copy of those annuity purchase rate tables.

     A FIXED ANNUITY provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Payment Option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. If a fixed annuity is selected, the Separate Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age of the Annuitant. The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the Contract to the portion of the Contract Value allocated to the Fixed Annuity Option that you select. However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used.

     A VARIABLE ANNUITY provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual Variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual Variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual Variable Annuity Payments will remain constant.

- ANNUITY UNITS AND PAYMENTS. The dollar amount of each Variable Annuity Payment depends on the number of Annuity Units credited to that Annuity Payment Option and the value of those units. The number of Annuity Units is determined as follows:

     1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Contract Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option table in the Contract.

     2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

     3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

- ANNUITY UNIT VALUE. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Fund. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

     1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

     2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

     The Net Investment Factor reflects the investment experience of the applicable Fund and certain charges (See the Statement of Additional Information for a detailed description of the Net Investment Factor).

     You may choose to receive Annuity Payments under any one of the Annuity Payment Options described below. The Company may consent to other plans of payment before the Maturity Date. Additionally, you may also elect to receive the Contract Value less any applicable Surrender Charge as of the Maturity Date in a lump sum payment.

     NOTE CAREFULLY: UNDER ANNUITY PAYMENT OPTIONS II AND III IT WOULD BE POSSIBLE FOR ONLY ONE ANNUITY PAYMENT TO BE MADE IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT; ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT; AND SO FORTH.

     The following Annuity Options are available:

     ANNUITY PAYMENT OPTION I -- INCOME FOR SPECIFIED PERIOD (AVAILABLE AS A FIXED ANNUITY PAYMENT OPTION ONLY) -- Payments will be made for a specified period. The specified period must be at least 5 years and cannot be more than 30 years.

     ANNUITY PAYMENT OPTION II - LIFE INCOME -- Payments will be made as long as the Annuitant lives with optional guaranteed periods (Life Income with Period Certain).

     ANNUITY PAYMENT OPTION III -- (1) JOINT AND LAST SURVIVOR LIFE INCOME PAYMENTS -- Payments will be made during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant; or (2) Joint and 50% or 75% Survivor Annuity -- Payments will be made during the joint lifetime of two Annuitants, continuing during the lifetime of the surviving Annuitant and will be computed on the basis of one-half or three-fourths of the Annuity Payment (or units) in effect during the joint lifetime.

     ANNUITY PAYMENT OPTION IV -- SPECIAL INCOME SETTLEMENT AGREEMENT -- The Company will pay the proceeds in accordance with terms agreed upon in writing by you and the Company.


     During the Annuity Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account. (See "Transfers.") However, during the Annuity Period, no Partial Withdrawals or Surrenders are permitted.



     A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Company has not received a proper written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. (See "Certain Federal Income Tax Consequences.")


     Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If the Contract Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any Annuity Payment Option) on the Maturity Date, the Company will make payment in a lump sum. The Company may require proof from the Payee of the Annuitant's survival as a condition of future payments.

DEATH BENEFIT
     DEATH OF CONTRACT OWNER PRIOR TO MATURITY DATE. If any Contract Owner dies before the Maturity Date, a Death Benefit will be paid to the Beneficiary, if living. The Death Benefit is payable upon the Company's receipt of Due Proof of Death, as well as proof that the death occurred during the Accumulation Period. Upon the Company's receipt of this proof and an election of a Death Benefit Option and return of the Contract, the Death Benefit generally will be payable after the Company has sufficient information to make the Death Benefit payment(s). If an election by the Beneficiary to receive Annuity Payments as described below under "Payment of Death Benefit to Beneficiary" is not received by the Company within 90 days following the date Due Proof of Death of the Contract Owner is received by the Company, the Beneficiary will be deemed to have elected to receive the Death Benefit in the form of a single cash payment on such 90th day.

     The determination of the Death Benefit depends upon the Contract Owner's Issue Age (age when the Contract was issued). If any Contract Owner dies and his or her Issue Age is less than or equal to age 75, the amount of the Death Benefit is equal to the greatest of:


     (A) the sum of all Premium Payments less any "Adjusted Partial Withdrawals," with interest compounded at 4% per year (compounding continues up to the date of death but in any event ends at the Contract Owner's age 75);


     (B) the Contract Value as of the most recent fifth Contract Anniversary occurring while the Contract Owner was living and before the Contract Owner's age 75, plus any Premium Payments and minus any 'Adjusted Partial Withdrawals" made since that Contract Anniversary; and

     (C) the Contract Value as of the date the Company has sufficient information to make the Death Benefit payment.

(For purposes of (A) and (B), above, the Death Benefit will be calculated as of the date of the Contract Owner's death but will never be greater than 200% of all Premium Payments, less any Partial Withdrawals.)


     The "Adjusted Partial Withdrawal" for each Partial Withdrawal is the product of (a) times (b) where:



     (a) is the ratio of the amount of the Partial Withdrawal to the Contract Value on the date of (but immediately prior to) the Partial Withdrawal; and


     (b) is the Death Benefit on the date of (but immediately prior to) the Partial Withdrawal.

     If any Contract Owner dies and his or her Issue Age is greater than age 75, the amount of the Death Benefit is equal to the Contract Value on the date the Company has received Due Proof of Death, election of a payment option, and return of the Contract.

     If the Contract Owner is deemed a non-natural person (i.e., a trust or corporation) under Section 72 of the Code, the Death Benefit is payable upon the death of the primary Annuitant. (The "primary Annuitant" is that individual whose life affects the timing or amount of Annuity Payments under the Contract.) The Death Benefit in such situation is equal to the Contract Value on the date the Company has received Due Proof of Death of the primary Annuitant, election of a payment option, and return of the Contract.

     Payment of the Death Benefit will be in full settlement of the Company's liability under the Contract, and the Contract will be cancelled on the date the Death Benefit is determined and paid.

     Death Benefit payments will be made in a lump sum or in accordance with the Contract Owner's or Beneficiary's election, as described below. The Contract Value will be calculated as of the date the Company receives at its Administrative Service Center Due Proof of Death and all requirements necessary to make the payment. The Contract will end on such date.


     IRS REQUIRED DISTRIBUTION. Federal tax law requires that if any Contract Owner dies before the Maturity Date, then the entire value of the Contract must generally be distributed within five years of the date of the Contract Owner's death. Special rules may apply to the Contract Owner's spouse. See "Federal Tax Matters," in the Statement of Additional Information, for a detailed description of these rules. Other rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences.")


     DEATH OF ANNUITANT PRIOR TO MATURITY DATE. If the Annuitant is not the Contract Owner and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, the Contract Owner becomes the new Annuitant.

     If the Contract Owner is a non-natural person (i.e., a trust or corporation) for purposes of Code Section 72, then the primary Annuitant's death will be treated as the death of the Contract Owner and will result in payment of the Contract Value. (No enhanced Death Benefit will apply.)

     DEATH OF ANNUITANT ON OR AFTER MATURITY DATE. If the Annuitant dies while there are remaining guaranteed Annuity Payments to be made, the Company will continue to make the remaining guaranteed Annuity Payments to only one of the following, in this order: (1) the named Payee, if any and if living, (2) the Contract Owner, if living, (3) the Beneficiary, if any and if living, and (4) the Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death. However, the recipient of the remaining Annuity Payments can elect to accelerate payment of the remaining Annuity Payments. No amount will be payable to a Beneficiary under any Annuity Payment Option if the Annuitant dies after all guaranteed Annuity Payments have been made.

     DEATH OF CONTRACT OWNER ON OR AFTER MATURITY DATE. If any Contract Owner dies after the Maturity Date and before the Annuitant, the Company will pay any remaining guaranteed Annuity Payments to only one of the following, in this order: (1) any named Payee, if living, (2) any joint Contract Owner, if living,
(3) any Beneficiary, if living, (4) the deceased Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death.

   CONTRACT OWNER'S SPOUSE AS BENEFICIARY. If the Beneficiary is the deceased Contract Owner's surviving spouse, the Contract Owner's spouse may choose not to receive the Death Benefit and may continue the Contract and become the Contract Owner. If the deceased Contract Owner is also the Annuitant, the Contract Owner's spouse will be the new Annuitant. If the Contract Owner's spouse chooses to continue the Contract, no Death Benefit will be paid because of the Contract Owner's death.

     PAYMENT OF DEATH BENEFIT TO BENEFICIARY. Instead of accepting the Death Benefit, the Beneficiary (after any Contract Owner's death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of any Contract Owner's death (as determined for federal tax purposes), and must begin within one year of any Contract Owner's death.


     BENEFICIARY. You may name more than one Beneficiary in the Application. You may change a Beneficiary by sending a Request, signed by you, to the Company's Variable Annuity Service Center. When the Variable Annuity Service Center records the change, it will take effect as of the date the Company received your Request at its Variable Annuity Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the Application or by a Request, signed by you. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. The Company will comply with all state and federal laws requiring notification of the change in Beneficiary.



     CHANGE OF CONTRACT OWNER. You may change the Contract Owner while the Annuitant is alive by sending a Request to the Company. The change will be effective on the date the Request is recorded by the Company, but will be subject to any payment made or action taken by the Company before recording the change. When the change takes effect, all rights of ownership in the Contract will pass to the new Contract Owner. Changing the Contract Owner does not change the Annuitant, or the Beneficiary. Changing the Contract Owner may have tax implications (See "Certain Federal Income Tax Considerations.") The Company will comply with all state and federal laws requiring notification of the change in Contract Owner. The Annuitant named in the Application can not be changed unless that Annuitant dies prior to the Maturity Date.


RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Contract can be surrendered.

RESTRICTIONS UNDER QUALIFIED CONTRACTS
     Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plan in respect of which Qualified Contracts are issued.

RESTRICTIONS UNDER SECTION 4O3(b) PLANS
     Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

                                CHARGES AND DEDUCTIONS

     The Company will make certain charges and deductions under the Contract in order to compensate it for incurring expenses in distributing the Contract, bearing mortality and expense risks under the Contract, and administering the Separate Account and the Contracts. The Company may also deduct charges for transfers, Premium Taxes, and other federal, state or local taxes. Charges and expenses are also deducted from the Funds.

SURRENDER CHARGE
     The Company will incur expenses relating to the sale of Contracts, including commissions to registered representatives and other promotional expenses. In connection with a Partial Withdrawal, Full Surrender, or an Annuity Payment Option of less than five years during the first seven Contract Years, the Company will impose a Surrender Charge on the amount withdrawn or surrendered net of any Market Value Adjustment, and, before any deductions for the Annual Administrative Fee or Premium Taxes. The Surrender Charge is calculated as a percentage of the Contract Value withdrawn, surrendered, or annuitized. The Surrender Charge schedule is as follows:


     CONTRACT YEAR        1         2         3         4         5         6         7         8+
                         ---       ---       ---       ---       ---       ---       ---       ---
     Surrender Charge     6%        6%        6%        5%        4%        3%        2%        0%

     The Surrender Charge may not be applied under the following circumstances:

     1. If you cancel the Contract during the "Right to Examine Contract" period.

     2. If you choose to annuitize the Contract after the first Contract Year and you choose an Annuity Payment Option of longer than five years.

     3.   Payment of the Death Benefit.

     4.   On any Free Surrender Amount. (See below.)

     5. To comply with the minimum distribution requirements of the Internal Revenue Code.

     6. If, subsequent to the Contract Date, you become confined to a hospital or a state-licensed inpatient nursing care facility ("nursing care facility") and meet all of the following conditions:

          (a) You were not confined to a nursing care facility at any time on or before the Contract Date;

          (b) You have been confined to a nursing care facility for at least 30 consecutive days;

          (c) It is medically necessary for you to be confined to the nursing care facility; and

          (d) You send the Company a Request for a Surrender or Partial Withdrawal along with the Request for waiver of Surrender Charges while you are confined or within 90 days after your discharge from such facility.

     7. If You are diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis, the Company reserves the right to require, at the Company's expense, a second opinion from a physician acceptable to both you and the Company.


     The Company will tell you the amount of Surrender Charge that would be assessed upon a Withdrawal or Surrender upon request. More information about how the Surrender Charge is calculated for Partial Withdrawals and Full Surrenders is in Appendix I. The Company may waive or reduce the Surrender Charge for Contracts sold to certain groups (See "Reduction in Charges for Certain Groups.")


     The Company anticipates that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Contracts.

     THE COMPANY GUARANTEES THAT THE AGGREGATE SURRENDER CHARGE WILL NEVER EXCEED 8.5% OF THE TOTAL PREMIUM PAYMENTS MADE UNDER THE CONTRACT.

     FREE SURRENDER AMOUNT. A Surrender Charge is imposed on partial withdrawals and full surrenders (and certain annuitizations) in the first seven Contract Years. However, you are entitled to withdraw up to 10% of the Contract Value each year without Surrender Charge. The penalty-free withdrawal is equal to 10% of the Contract Value as of the date of the withdrawal, less the sum of the penalty-free withdrawals previously taken during the Contract Year, and will not be less than zero. Because the Contract Value may change from day to day, the Free Surrender Amount or any remaining portion thereof may increase or decrease on any day. Any cumulative amount surrendered or withdrawn in excess of the annual Free Surrender Amount during one of the first seven Contract Years is subject to the Surrender Charge, as applicable. Unused Free Surrender Amounts cannot be accumulated and carried from one Contract Year to the next. The Free Surrender Amount does not apply to amounts applied to an Annuity Payment Option.

MARKET VALUE ADJUSTMENT

     The proceeds of a Partial Withdrawal, Full Surrender, or Transfer made from an Interest Rate Guarantee Period of the Capital Developer Account 31 days or more prior to the end of the Interest Rate Guarantee Period will be increased or decreased by the application of the Market Value Adjustment. Where applicable, the Market Value Adjustment is applied to the Capital Developer Account Value. NO MARKET VALUE ADJUSTMENT IS APPLIED TO ANY PARTIAL WITHDRAWAL, SURRENDER OR TRANSFER FROM AN INTEREST RATE GUARANTEE PERIOD MADE DURING THE LAST 30 DAYS OF THE INTEREST RATE GUARANTEE PERIOD. IN ADDITION, NO MARKET VALUE ADJUSTMENT WILL APPLY TO TRANSFERS FROM THE ONE YEAR INTEREST RATE GUARANTEE PERIOD OF THE CAPITAL DEVELOPER ACCOUNT UNDER THE DOLLAR COST AVERAGING PROGRAM.


     The Market Value Adjustment will reflect the relationship between (a) the Treasury Rate for the period, the term to maturity of which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or Transfer is made at the time of the transaction.

     Generally, if your Guaranteed Interest Rate does not exceed the applicable Treasury Rate by at least 0.4%, then the application of the Market Value Adjustment will reduce the proceeds of a Partial Withdrawal, Surrender or transfer. Similarly, if your Guaranteed Interest Rate exceeds the applicable Treasury Rate by more than 0.4%, the application of the Market Value Adjustment will increase the proceeds of a Partial Withdrawal, Surrender, or transfer.

     For example, assume that a Contract Owner selects an initial Interest Rate Guarantee Period of seven years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Contract Owner makes a Partial Withdrawal. If the three year Treasury Rate is then 6%, the Market Value Adjustment will be positive and will increase the proceeds. On the other hand, if the Treasury Rate is higher than the Guaranteed Interest Rate, for example 10%, the application of the Market Value Adjustment will cause a decrease in the amount payable.

     The formula for calculating the Market Value Adjustment is set forth in Appendix II to this Prospectus, which contains illustrations of the application of the Market Value Adjustment.

     The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account below three percent per year.

REDUCTION IN CHARGES FOR CERTAIN GROUPS
     The Company may reduce or eliminate the Annual Administrative Fee or Surrender Charge on Contracts that have been sold to (1) employees and sales representatives of the Company or its affiliates; (2) customers of the Company or distributors of the Contracts who are transferring existing contract values to a Contract; (3) individuals or groups of individuals when sales of the Contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

     In no event will reduction or elimination of the Annual Administrative Fee or Surrender Charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

MORTALITY AND EXPENSE RISK CHARGE

     The Company imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. This charge is 1.25% annually (equal to a daily rate of .003427%) of the daily value of net assets in the Separate Account. (Approximately 0.50% is estimated to be attributable to mortality risks, and approximately 0.75% is estimated to be attributable to expense risks.) The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge will not be deducted with respect to amounts held in the Capital Developer Account.

     Contract Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by the Company. The mortality risks assumed by the Company arise from its contractual obligations to make Annuity Payments determined in accordance with the annuity tables and other provisions contained in the Contract. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that the Annuitant will receive under the Contract.

     The Company also bears substantial risk in connection with the Death Benefit. During the Accumulation Period, if the Contract Owner's Issue Age is less than 75, the Company will pay a Death Benefit that could be greater than the Contract Value. Otherwise, the Death Benefit is based on the Contract Value. The Death Benefit is paid without imposition of a Surrender Charge or application of the Market Value Adjustment.

     The expense risk assumed by the Company is the risk that the Company's actual expenses in administering the Contract and the Separate Account will exceed the amount recovered through the Annual Administrative Fee and the Administrative Expense Charge.

ADMINISTRATIVE EXPENSE CHARGE
     The Company deducts a daily charge equal to a percentage of the net assets in the Separate Account for administering the Separate Account. The effective annual rate of this charge is 0.15% (equal to a daily rate of .000411%) of the Contract Value. The amount of this charge is guaranteed not to increase. The Administrative Expense Charge does not apply to any amounts held in the Capital Developer Account.

ANNUAL ADMINISTRATIVE FEE
     In order to cover the costs of administering the Contracts, the Company deducts an Annual Administrative Fee from the Contract Value of each Contract on the last day of each Contract Year and upon Full Surrender of the Contract. This Annual Administrative Fee is the lesser of $30 or 2% of Contract Value on the last day of the applicable Contract Year. It is guaranteed not to increase. The Company does not anticipate realizing any profit from this charge. The Annual Administrative Fee will be deducted pro rata from the Investment Options in the same proportion that the amount of Contract Value in each Investment Option bears to the total Contract Value. The Annual Administrative Fee will be waived if, on the last day of that Contract Year, the Contract Value is $30,000 or greater or if 100% of Contract Value is allocated to the Capital Developer Account. No Annual Administrative Fee is deducted after the Maturity Date.


     The Company may waive or reduce the Annual Administrative Fee for the Contracts sold to certain groups (See "Reduction in Charges for Certain Groups.")



TRANSFER CHARGE
     A fee equal to $10 may be imposed for each Transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose a $10 fee, it currently has no plans to do so.


PREMIUM TAXES
     The Company may pay Premium Taxes in connection with Premium Payments under the Contracts. Depending upon applicable state law, the Company will deduct the Premium Taxes paid with respect to a particular Contract when it is required to pay them. This deduction may be made from the Premium Payments, from the Contract Value on the Maturity Date (thus reducing the Contract Value), upon a Partial Withdrawal, or upon the Full Surrender of a Contract. Premium Taxes may range from 0% to 3.5% of Premium Payments or of Contract Value.

FEDERAL, STATE AND LOCAL TAXES
     No charges are currently made for federal, state, or local taxes other than state Premium Taxes. However, the Company reserves the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that the Company determines to be attributable to the Contracts.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES
     Each Fund is responsible for all of its expenses. In addition, charges will be made against each Fund for investment advisory services provided to the Fund. The net assets of each Fund will reflect deductions in connection with the investment advisory fee and other expenses.

     For more information concerning the investment advisory fee and other charges against the Funds, see the prospectuses for each Fund, current copies of which accompany this Prospectus.

                       CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DISCUSSION IS A GENERAL DESCRIPTION OF FEDERAL TAX CONSIDERATIONS RELATING TO THE CONTRACT AND IS NOT INTENDED AS TAX ADVICE. THIS DISCUSSION IS NOT INTENDED TO ADDRESS THE TAX CONSEQUENCES RESULTING FROM ALL OF THE SITUATIONS IN WHICH A PERSON MAY BE ENTITLED TO OR MAY RECEIVE A DISTRIBUTION UNDER THE CONTRACT. ANY PERSON CONCERNED ABOUT THESE TAX IMPLICATIONS SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE INITIATING ANY TRANSACTION. THIS DISCUSSION IS BASED UPON THE COMPANY'S UNDERSTANDING OF THE PRESENT FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED BY THE INTERNAL REVENUE SERVICE. NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF THE CONTINUATION OF THE PRESENT FEDERAL INCOME TAX LAWS OR OF THE CURRENT INTERPRETATION BY THE INTERNAL REVENUE SERVICE. MOREOVER NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.


     The Contract may be purchased on a non-qualified basis ("Non-qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). Qualified Contracts are designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b), 408 (Traditional IRA), 408A (Roth IRA), or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to you, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and, in some cases on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.



     If this Contract is purchased as a Non-Qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of
Section 72 of the Code. If this Contract is purchased as a Qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of the provisions of the Code that apply to that type of Qualified Contract. The following discussion is based on the assumption that the Contract satisfies whichever Federal income tax rules apply to the Contract.



     At the time the initial Premium Payment is paid, a prospective purchaser must specify whether a Non-Qualified Contract or a Qualified Contract is being purchased. If the initial Premium Payment is derived from an exchange or surrender of another annuity contract, the Company may require that the prospective purchaser provide information with regard to the Federal income tax status of the previous annuity contract. The Company will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial Premium Payment stated above. Additional Premium Payments under a Contract must qualify for the same Federal income tax treatment as the initial Premium Payment under the Contract; the Company will not accept an additional Premium Payment under a Contract if the Federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.


TAXATION OF ANNUITIES

     IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Contract until a distribution occurs (E.G., Partial Withdrawals, Full Surrenders or Annuity Payments under the Annuity Payment Option elected). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or an annuity) is taxable as ordinary income.



     If the owner of any Non-qualified annuity contract is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the contract's value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule, and a prospective Contract Owner that is not a natural person may wish to discuss these with a competent tax advisor.

     POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified variable annuities by taxing the owner on the gain in any sub-account if the owner transferred funds between various investment options. Although as of the date of this prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Contract even though it was purchased prior to the change in the tax laws or rules.



     SURRENDERS AND PARTIAL WITHDRAWALS FROM QUALIFIED CONTRACTS. In the case of a Surrender or Partial Withdrawal under a QUALIFIED CONTRACT, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.



     SURRENDERS AND PARTIAL WITHDRAWALS FROM NON-QUALIFIED CONTRACTS. With respect to NON-QUALIFIED CONTRACTS, Partial Withdrawals (including systematic withdrawals) are generally treated as taxable income to the extent that the Contract Value immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time. The Contract Value immediately before a Partial Withdrawal is before any surrender charge, and includes any positive Market Value Adjustment which results from such a Partial Withdrawal. Full Surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."



     ANNUITY PAYMENTS. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly annuity payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes ($6,000 / 60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many annuity payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows you a deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your beneficiary after your death, your beneficiary can recover any remaining "investment in the contract" over the additional payments being made.



     PENALTY TAX. For Non-Qualified Contracts and for most Qualified Contracts (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Non-Qualified Contract: (1) made on or after the date on which you attain age 59 1/2; (2) made as a result of your death or disability; (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary"; (4) resulting from the direct rollover of the Contract into another qualified contract or individual retirement annuity; (5) allocable to investment in the Contract before August 14, 1982; (6) under a qualified funding asset (as defined in Code Section 130(d)); (7) under an immediate annuity (as defined in Code Section 72(u)(4)); or (8) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. For distributions from Qualified Contracts, in addition to all of the above exceptions to the 10% penalty tax, the following additional exceptions to the penalty may apply: (1) made to an employee after separation from service after age 55 from a retirement plan other than an IRA; (2) made to pay certain uninsured medical expenses; (3) made to certain unemployed individuals to pay health insurance premiums; (4) made to pay for certain higher education expenses; or (5) made to a first-time home buyer ($10,000 lifetime limit).



     DEATH BENEFIT PROCEEDS. The Code requires that both Qualified and Non-Qualified Contracts make certain distributions if the owner of the Contract dies. If the owner dies before periodic annuity payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of the death of the owner, or (ii) annuity payments must start within one year of the death of the owner. If the surviving spouse becomes the owner of the Contract, the spouse has the option of continuing the Contract as if he or she had been the original purchaser. If the owner dies after periodic annuity payments have started, payments must continue to be made under a method that will distribute the balance in the Contract at least as rapidly as the method being used prior to death. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Code.


     Amounts may be distributed because of the death of a Contract Owner. Generally, such amounts are includable in the income of the recipient as follows:

     (1) if distributed in a lump sum, such amounts are taxed in the same manner as a Full Surrender as described above, or

     (2) if distributed under an Annuity Payment Option, such amounts are taxed in the same manner as Annuity Payments as described above.


     For these purposes, the investment in the Contract is not affected by the owner's death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.



     GIFTS, TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF THE CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant or Beneficiary other than yourself, or the exchange of a Contract may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Contract. If you are thinking about any such gift, transfer, assignment. or exchange of a Contract, you should contact a competent tax adviser to discuss the potential tax effects of such transaction.



     GENERATION-SKIPPING TRANSFERS. The Company may be required to determine whether the Death Benefit or any other payment constitutes a "direct skip" that may be subject to the Generation-Skipping Transfer Tax, as defined in Section 2612 of the Code. A direct skip occurs, for example, if you make a gift to your grandchild instead of your living child. If the Generation-Skipping Transfer Tax applies to a distribution, the Company is required to calculate and withhold from any payment the amount of such tax and pay it to the IRS.


     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to you during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. A prospective purchaser of more than one annuity contract in a calendar year should consult with a competent tax advisor before making such a purchase.


     WITHHOLDING. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from distributions (withholding is mandatory for certain distributions from certain types of Qualified Contracts).


     OTHER TAX CONSEQUENCES. As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on your individual circumstances or those of the recipient of the distribution. A competent tax advisor should be consulted for further information.

QUALIFIED PLANS

     The Contract is designed for use with several types of qualified plans. The tax rules applicable to Contract Owners in qualified plans. including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans in connection with which the Company will issue the Contract. Contracts for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Contract will be amended as necessary to conform to the requirements of the Code.



     QUALIFIED PENSION AND PROFIT SHARING PLANS. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "HR. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs.



     INDIVIDUAL RETIREMENT ANNUITIES AND INDIVIDUAL RETIREMENT ACCOUNTS. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Contract for use with a Traditional IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Traditional IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Contract for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Traditional IRA qualification requirements.



     Section 408A of the Code permits eligible individuals to contribute to a
Roth IRA.   Purchasers of a Contract for use with Roth IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Roth IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Contract for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.


TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after you attain age 59 1/2, upon your separation from service, upon your death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

     SECTION 457 DEFERRED COMPENSATION ("SECTION 457") PLANS. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.


     The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to the employer, and all Contract Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Contract and is only entitled to payment in accordance with the Section 457 plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases.



                             DISTRIBUTOR OF THE CONTRACTS

     Jefferson Pilot Variable Corporation (formerly Jefferson-Pilot Investor Services, Inc.) is the principal underwriter of the Contracts. Jefferson Pilot Variable Corporation will enter into one or more contracts with various broker-dealers for the distribution of the Contracts. Commissions of up to 8.5% of Premium Payments may be paid on Contract sales as currently permitted by National Association of Securities Dealers, Inc. ("NASD") rules and regulations. In certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.

     In addition to the payment of commissions, the Company may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. The Company's payment of promotional incentives is subject to applicable state insurance law and regulation.

                                    VOTING RIGHTS
     There are no voting rights associated with the Capital Developer Account Value.

     With respect to the Separate Account Value, the Company will be the "shareholder" of the Funds and as such, the Company will have certain voting rights. However, to the extent required by law, the Company will vote shares of the Funds held by the Separate Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the Funds. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Funds' shares in its own right, it may elect to do so. The Company reserves the right, when permitted by law, to restrict or eliminate any of the voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

     Before the Maturity Date, you hold the voting interest in the selected Funds. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Contract Value in the Variable Sub-account by the net asset value per share of the corresponding Fund in which the Variable Sub-account invests. Fractional shares will be counted.

     After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Fund. Fractional shares will be counted.



          The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the Funds for determining shareholders eligible to vote at the meeting. The Company will solicit voting instructions by sending you or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Funds, as applicable. Fund shares as to which no timely instructions are received may be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the same Variable Sub-account. Shares held by the Company or its affiliates in which you or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.


     Each person having a voting interest in a Variable Sub-account will receive proxy material, reports, and other materials relating to the appropriate Fund.

     It should be noted that the Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

                  ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
     The Company reserves the right to transfer assets of the Separate Account, which it determines to be associated with the class of policies to which the Contract belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein shall then mean the separate account to which the assets were transferred.

     The Company further reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund or of another registered open-end management investment company. The Company will not substitute any shares attributable to a Contract's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities, if required by law.

     The Company also reserves the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Funds or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company, may, in its sole discretion, establish new Variable Sub-accounts or eliminate one or more Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Contract Owners on a basis to be determined by the Company.


     If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Contract to reflect the substitution or change. If the Company deems it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further, the Company reserves the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. The Company will notify you of its intent to exercise any such reserved rights with respect to the Separate Account. You will have thirty-one (31) days after you receive any such notification to accept or reject the change(s) described therein. If you choose not to accept such change(s), you may request to cancel your Contract and receive the Surrender Value.

PERFORMANCE DATA
     From time-to-time the company may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. In addition, total returns for all of the Variable Sub-accounts may be advertised. These figures will be based on historical performance for the Funds and are not intended to and do not indicate future performance.

     JPVF MONEY MARKET VARIABLE SUB-ACCOUNT YIELD. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     OTHER VARIABLE SUB-ACCOUNT YIELD. The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Variable Sub-account include (i) the Annual Administrative Fee, (ii) the Mortality and Expense Risk Charge and
(iii) the Administrative Expense Charge.

     Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any Surrender Charge or Premium Taxes that may be applicable to a particular Contract. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of its investments and its operating expenses.


     TOTAL RETURN. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to. one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Surrender Charge imposed on Partial Withdrawals and Full Surrenders, but the standardized yield figures will not.


     In addition, the Company may from time to time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect the Surrender Charge, which if reflected would lower the performance figures for periods of less than seven years.

     The Company may from time to time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

     PERFORMANCE COMPARISONS. From time to time, in advertisements, sales literature, or in reports to you, the Company may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.

     GENERAL. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

     Performance will vary from time to time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invested at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Contract during the Accumulation Period.

COMPANY RATINGS
     The Company may from time to time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Duff & Phelps, and Fitch Investors Services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard and Poor's Insurance Ratings Services, Duff & Phelps, or Fitch Investors Services may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

                            GENERAL CONTRACT PROVISIONS

ENTIRE CONTRACT
     The entire contract consists of the Contract, any attached riders and endorsements, and the attached copy of the Application. Only the Company's President, or one of its Executive Vice Presidents may change the Contract. The change must be in writing. No change will be made in the Contract unless you agree to it in writing. No agent is authorized to change the Contract or to change or waive any provisions of the Contract.

RELIANCE ON INFORMATION PROVIDED IN APPLICATION
     In issuing the Contract, the Company will rely on the statements made in the Application. The Company deems all such statements to be representations and not warranties. The Company assumes that these statements are true and complete to the best of the knowledge and belief of those who made them. The Company will not use any statement made in connection with the Application to void the Contract unless that statement is a material misrepresentation and is part of the Application.

THE COMPANY'S ABILITY TO CONTEST THE CONTRACT
     The Company will not contest the Contract from the Contract Date.

MEASUREMENT OF DATES
     Contract Years, Quarters, Months, and Anniversaries are measured from the Contract Date, except where otherwise specified.

CALCULATION OF AGE
     References in the Contract to a person's age on any date refer to his or her age on that person's last birthday.

MISSTATEMENT OF AGE
     If the age of the Annuitant has been misstated, any amount payable under the Contract will be what would have been purchased at the correct age. If payments were made based on incorrect age, the Company will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

ASSIGNMENT OF THE CONTRACT
     While the Annuitant is living, and except for Qualified Contracts, you may assign the Contract or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a joint Contract Owner, the joint Contract Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Contract Owner, you still have the rights of ownership that you have not assigned.

     An assignee cannot change the Contract Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

     To assign the Contract, you must provide the Company with a copy of the assignment. The Company is not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by the Company or any other action the Company may take before recording the assignment.

     State law such as those governing marital property may affect your ability to encumber the Contract.

NONPARTICIPATING
     The Contract is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the contract.

NON-BUSINESS DAYS
     If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

REGULATORY REQUIREMENTS
     All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Contract is delivered.

     The Company will administer the Contract in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity contract.

     The Contract is deemed to include all state and federal laws that apply.

                                  LEGAL PROCEEDINGS

     The Company is not involved in any litigation that is of material importance in relation to its general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

                                AVAILABLE INFORMATION

     The Company has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Contracts. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, at prescribed rates.

                         STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                  TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----


More Information About the Contract . . . . . . . . . . . . . . . . .       B-3
   Determination of Variable Sub-account Accumulation Unit Values . .       B-3
   Annuity Period Transfer Formulas . . . . . . . . . . . . . . . . .       B-4
Administration. . . . . . . . . . . . . . . . . . . . . . . . . . . .       B-5
Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . .       B-5
Custody of Assets . . . . . . . . . . . . . . . . . . . . . . . . . .       B-5
Principal Underwriter . . . . . . . . . . . . . . . . . . . . . . . .       B-5
Performance Data and Calculations . . . . . . . . . . . . . . . . . .       B-6
   Money Market Variable Sub-account Yields . . . . . . . . . . . . .       B-6
   Other Variable Sub-account Yield . . . . . . . . . . . . . . . . .       B-6
   Variable Sub-account Total Return Calculations: Standardized . . .       B-7
   Other Performance Data: Non-Standardized . . . . . . . . . . . . .       B-8
   Other Information. . . . . . . . . . . . . . . . . . . . . . . . .      B-11
Federal Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . .      B-11
   Taxation of the Company. . . . . . . . . . . . . . . . . . . . . .      B-12
   Tax Status of the Contracts. . . . . . . . . . . . . . . . . . . .      B-12
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . .      B-13
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . .      B-13
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      B-13
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .      B-14

                                      APPENDIX I

                             SURRENDER CHARGE CALCULATION


     A Surrender Charge, which will not exceed 8.5% of total Premiums paid, is deducted from the Contract Value upon Partial Withdrawal or Full Surrender of the Contract, unless certain conditions apply. (See "Surrender Charge.")


     The Surrender Charge is calculated as follows:

          (S -- FREE) x X% = SC, but not less than zero.

     Where:
               (S)  is the gross Surrender or Partial Withdrawal Amount.
            (FREE) is the 10% Free Surrender Amount (net of any other applicable withdrawals that may have been taken and applied toward the current Contract Year).
              (SC)  is the Surrender Charge Amount.
               (X)  is the following Surrender Charge percentage:


                              CONTRACT YEAR       PERCENTAGE
                              -------------       ----------
                                    1                 6
                                    2                 6
                                    3                 6
                                    4                 5
                                    5                 4
                                    6                 3
                                    7                 2
                                    8                 0

EXAMPLE.
     Assume a Contract Value of $50,000 at the end of the third Contract Year. Also assume that no Market Value adjustment has been taken and no previous partial surrenders were made.

1)   If there is a Full Surrender at the end of the third Contract Year:
     Surrender Charge = ($50,000 - $5,000) x .06 = $2,700.00

     Thus, the Surrender proceeds would be $50,000 - $2,700.00 = $47,300.00. Premium Taxes may also be applicable.
     NOTE: The Annual Administrative Fee ($30) applies to Full Surrenders only when Contract Value is less than $30,000.

2)   If there is a Partial Surrender of $10,000 at the end of the third Contract
     Year:
     Surrender Charge = ($10,000 -  $5000) x .06 = $300.00

     Thus, the Contract Value would be reduced by $10,000 and you would receive $9,700. Premium Taxes may also be applicable.

                                     APPENDIX II

                               MARKET VALUE ADJUSTMENT

The formula which will be used to determine the Market Value Adjustment is:

               __                          __
              | __              __           |
              ||                  |(N/12)    |
              ||      1 + I       |       -1 |  X   A
              ||   ------------   |          |
              ||   1 + J + .004   |          |
              ||__              __|          |
              |__                          __|

     NOTE: The Market Value Adjustment will be limited so that it does not reduce the return on the Capital Developer Account below 3.0% per year.

I    =    The Guaranteed Interest Rate in effect for the current Interest Rate
          Guarantee Period (expressed as a decimal, (E.G., 1% = .01).)
J    =    The Current U.S. Treasury Bill, Note or Bond rate (as quoted by the
          Wall Street Journal and expressed as a decimal (E.G., 1% = .01)) in effect for the period most closely approximating the duration remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using interpolation). If the period is less than 1 year then the Company will use the 1 year Treasury Bill rate.
N    =    The number of complete months from the Surrender or Partial Withdrawal to the end of the current Interest Rate Guarantee Period.
A    =    The amount surrendered, withdrawn or transferred.

The ".004" in the formula is a factor designed to cover anticipated costs of liquidating investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.04% higher than the Treasury Rate ("J") for there to be a positive market value adjustment. If I is lower than J or higher but less than 0.04% higher, the Market Value Adjustment is negative.

EXAMPLES OF MARKET VALUE ADJUSTMENT
Assume a Capital Developer Account Value of $50,000, a seven year guarantee period with a Guaranteed Interest Rate of 6%, and an original payment of $43,000 at the beginning of the current guarantee period.

     1) If there is a Full Surrender at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:


          (a)  if the current rate for a four year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $50,000 x |         (48/12)    |
                                            |   1.06          -1 | = $1,148.28
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = ($51,148.28 x .10) = $5,114.83

          Surrender Charge = ($51,148.28-$5,114.83) x .05 = $2,301.67

         Thus, the surrender proceeds = $51,148.28 - $2,301.67
                                      = $48,846.61 - any applicable Premium
                                                     Taxes;

(b)  if the current rate for the three year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $50,000 x |         (48/12)    |
                                            |   1.06          -1 | = -$2,556.54
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                43,000 x (1.03)3 - 50,000 = -3,012.74
          Since - 2,556.54 is greater than - 3,012.74, the actual Market Value
                Adjustment is - 2,556.54

          Free Surrender Amount = ($47,443.46 x .10) = $4,744.35

     Surrender Charge = ($47,443.46 - $4,744.35) x .05 = $2,134.96
     Thus, the Surrender proceeds  = $47,443.46 - $2,134.96
                = $45,308.50 - any applicable Premium Taxes

2) If there is a Full Surrender at the beginning of the tenth Policy Year (thus, no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

     (a)  if the current rate for a three year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $50,000 x |         (36/12)    |
                                            |   1.06          -1 | = $858.76
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = $50,858.76
          Surrender Charge = 0
          Thus, the surrender proceeds = $50,858.76 - any applicable Premium
                Taxes;

     (b)  if the current rate for a three year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $50,000 x |         (36/12)    |
                                            |   1.06          -1 | = -$1,929.93
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                43,000 x (1.03)4 - 50,000 = -1,603.12
          Since -1,929.93 is less than -1,603.12, the actual Market Value
                Adjustment is -1,603.12

          Free Surrender Amount = $48,396.88
          Surrender Charge = 0
          Thus, the surrender proceeds = $48,396.88 - any applicable Premium
                Taxes

3) If there is a partial surrender of $10,000 at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:

     (a)  if the current rate for a four year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $10,000 x |         (48/12)    |
                                            |   1.06          -1 | = $229.66
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = ($50,229.66 x .10) = $5,022.97
          Surrender Charge = ($10,000 - $5,022.97) x .05 = $248.85
          Thus, the Surrender proceeds = $10,000 + $229.66 - $248.85
                                       = $9,980.81 - any Applicable Premium
                                                     Taxes;

     (b)  if the current rate for a three year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $10,000 x |         (48/12)    |
                                            |   1.06          -1 | = -$511.31
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                43,000 x (1.03)3 - 50,000 = -3,012.74
          Since -511.31 is less than -3,012.74, the actual Market Value
                Adjustment is -511.31

          Free Surrender Amount = ($49,488.69 x .10) = $4,948.87

          Surrender Charge = ($10,000 - $4,948.87) x .05 = $252.56

          Thus, the surrender proceeds = $10,000 - $511.31 - $252.56
                                       = $9,236.13 - any applicable Premium
                                                     Taxes.

4) If there is a partial surrender of $10,000 at the beginning of the tenth Contract Year (thus no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

     (a)  if the current rate for a two year Treasury Note is 5%:
                                             __                __
          Market Value Adjustment $10,000 x |         (36/12)    |
                                            |   1.06          -1 | = $171.75
                                            | (-------)          |
                                            |   1.054            |
                                            |__                __|

          Free Surrender Amount = $10,171.75
          Surrender Charge = 0
          Thus, the Surrender proceeds = $10,171.75 - any Applicable Premium
                                                      Taxes;

     (b)  if the current rate for a two year Treasury Note is 7%:
                                             __                __
          Market Value Adjustment $10,000 x |         (36/12)    |
                                            |   1.06          -1 | = -$385.99
                                            | (-------)          |
                                            |   1.074            |
                                            |__                __|

          Minimum Market Value Adjustment with 3% guaranteed return =
                43,000 x (1.03)4 - 50,000 = -1,603.12
          Since -385.99 is greater than -1,603.12, the actual Market Value
                Adjustment is -385.99

         Free Surrender Amount = $9,614.01
         Surrender Charge = 0
         Thus, the surrender proceeds = $10,000 - $385.99
                                      = $9,614.01 - any applicable Premium
                                                     Taxes.

                    ALEXANDER HAMILTON ALLEGIANCE VARIABLE ANNUITY


                                      Offered by

                 ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                                  100 N. GREENE ST.
                           GREENSBORO, NORTH CAROLINA 27401

                                     ------------


                         STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Alexander Hamilton Life Insurance Company of America Variable Annuity Contract (the "Contract") offered by Alexander Hamilton Life Insurance Company of America. You may obtain a copy of the Prospectus dated May 1, 1998 by calling 1-800-289-1776, or by writing to the Company at its Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACT, THE JEFFERSON PILOT VARIABLE FUND, INC.; THE VARIABLE INSURANCE PRODUCTS FUND; THE VARIABLE INSURANCE PRODUCTS FUND II; THE MFS VARIABLE INSURANCE TRUST; AND THE OPPENHEIMER VARIABLE ACCOUNT FUNDS.


Dated:  May 1, 1998

                                  TABLE OF CONTENTS

                                                            Page
                                                            ----
More Information About the Contract......................... 3


Determination of Variable Sub-account
 Accumulation Unit Values................................... 3


Annuity Period Transfer Formulas............................ 4

Administration.............................................. 5

Records and Reports......................................... 5


Custody of Assets........................................... 5

Principal Underwriter....................................... 5

Performance Data and Calculations........................... 6
  Money Market Variable Sub-account Yield................... 6
  Other Variable Sub-account Yields......................... 6
  Variable Sub-account Total Return Calculations:
   Standardized............................................. 7
  Other Performance Data:  Non-Standardized................. 8
  Other Information......................................... 11

Federal Tax Matters..........................................11
   Taxation of the Company...................................12
   Tax Status of the Contracts...............................12


Legal Matters................................................13

Other Information............................................13

Experts......................................................13

Financial Statements.........................................14



In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Contract which may be of interest to you.

                         MORE INFORMATION ABOUT THE CONTRACT


            DETERMINATION OF VARIABLE SUB-ACCOUNT ACCUMULATION UNIT VALUES


     ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Sub-account by dividing the Net Premium Payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Contract on the applicable Valuation Day.

     ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The value of an Accumulation Unit in each of the initial seven Variable Sub-accounts was arbitrarily established at the inception of the Separate Account's operation. The value was established at $10 for each of the eighteen Variable Sub-accounts except the Money Market Variable Sub-account, for which the value was established at $1, the JPVF Growth Sub-account, for which the value was established at $14.655, the JPVF High Yield Bond Sub-account, for which the value was established at $11.909, and the JPVF International Equity Sub-account, for which the value was established at $11.371.


     A VALUATION DAY is every day on which the Company and the New York Stock Exchange ("NYSE") are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

     A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.



     NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

     (a)  is the sum of:

          (1) the net asset value of a Fund share held in the Separate Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

     (b) is the net asset value of a Fund share held in the Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

     (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 1.40% (1.25% + 0.15%) of the daily net asset value of Fund shares held in the Separate Account for that Variable Sub-account.


The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.

                           ANNUITY PERIOD TRANSFER FORMULAS


     During the Annuity Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Annuity Period, thus none will be available for transfers. (See "Transfers," p. 16 of the Prospectus.)

     Transfers during the Annuity Period are implemented according to the following formula:

 1. Determine the number of units to be transferred from the Variable Sub-account as follows:
     = D/AUV1

 2. Determine the number of Annuity Units remaining in such Variable Sub-account (after the transfer):
     = UNIT1 - D/AUV1

 3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer):
     = UNIT2 + D/AUV2

 4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

Where:
          (AUV1) is the Annuity Unit value of the Variable Sub-account that the transfer is being made from.

          (AUV2) is the Annuity Unit value of the Variable Sub-account that the transfer is being made to.

          (UNIT1) is the number of units in the Variable Sub-account that the transfer is being made from, before the transfer.

          (UNIT2) is the number of units in the Variable Sub-account that the transfer is being made to, before the transfer.

          (D)       is the dollar amount being transferred.

                                    ADMINISTRATION

     The Company or its affiliates will be providing administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Contract, maintenance of records concerning the Contract and certain Contract Owner services.
     If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                                 RECORDS AND REPORTS

     All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                  CUSTODY OF ASSETS

     The assets of each of the Variable Sub-accounts of the Separate Account are held in the custody of Citibank,N.A. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's general account assets. The Administrator maintains records of all purchases and redemptions of Fund shares by each of the Variable Sub-accounts.



                                PRINCIPAL UNDERWRITER

     During the year ended December 31, 1996 Jefferson Pilot Variable Corporation ("JPVC") (formerly Jefferson-Pilot Investor Services, Inc.) was paid $25,128.35 in brokerage commissions, and FMG Distributors, the principal underwriter until being replaced by JPVC, was paid $25,367.11 in brokerage commissions. FMG Distributors were also paid $41,666.67 for underwriting activities for 1996. During the year ended December 31, 1997, JPVC received $341,003 in brokerage commissions, of which it retained $66,407.
     The Company, on its own behalf and on behalf of the Separate Account, entered into a Principal Underwriter Agreement with JPVC dated November 1, 1996. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company.

                          PERFORMANCE DATA AND CALCULATIONS


MONEY MARKET VARIABLE SUB-ACCOUNT YIELD

     The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the period to determine the base period return, and annualizing this quotient on a 365-day basis.

     The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Surrender Charges or Premium Taxes.

OTHER VARIABLE SUB-ACCOUNT YIELDS

     The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a thirty-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:



               YIELD = 2[(a-b+1)6 -1]

                          cd

Where:


 a  =  net inves-TM-ent income earned during the period by the portfolio company attributable to shares owned by the Sub-account.
 b  =  expenses accrued for the period (net of reimbursements).
 c  =  the average daily number of Accumulation Units outstanding during the period.
 d = the maximum offering price per Accumulation Unit on the last day of the period.

     The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:


               Yield        =      2 (a-b)6
                                       cd         + 1             -1
Where:


 a  =  Net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.
 b  =  Expenses of the Variable Sub-account for the 30-day period.
 c  =  The average number of units outstanding.
 d = The unit value at the close (highest) of the last day in the 30-day period.

     Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any Premium Taxes or Surrender Charge that may be applicable to a particular Contract. Surrender Charges range from 6% to 2% of the amount withdrawn based on the Contract Year of Surrender. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Funds' investments and its operating expenses.

VARIABLE SUB-ACCOUNT TOTAL RETURN CALCULATIONS:  STANDARDIZED

     The Company may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                 P (1 + T)n = ERV

WHERE:

          P =          hypothetical initial Premium Payment of $1,000;
          T =          average annual total return;
          n =          number of years; and
          ERV   =      ending redeemable value at the end of the one, five or
                    ten-year period (or fractional portion thereof) of a
               hypothetical $1,000 payment made at the beginning of the
              one, five, or ten-year period.

     The Surrender Charge on Contracts and all recurring fees that are charged to all shareholder accounts (the Annual Administrative Fee) are recognized in the ending redeemable value for standard total return figures. These figures will not reflect any Premium Taxes.


     The following table shows the Standardized Average Annual Total Return for the Allegiance Variable Annuity sub-accounts for the period ended December 31, 1997.




                                                                      Since
                                                       1997         Inception
                                                      ------        ---------
JPVF Money Market Sub-account*                        -5.61%         -3.22%
JPVF Balanced Sub-account*                             9.54%          8.01%
JPVF Growth and Income account*                       14.76%          5.89%
JPVF Capital Growth Sub-account*                      12.48%         15.52%
JPVF Domestic Growth Stock Sub-account**               N/A            N/A
JPVF Emerging Growth Sub-account*                     10.50%          5.89%
JPVF World Growth Stock Sub-account*                  -7.16%         -0.36%
JPVF Growth Sub-account**                              N/A            N/A
JPVF High Yield Bond Sub-account**                     N/A            N/A
JPVF International Equity Sub-account**                N/A            N/A
MFS Research Series Sub-account**                      N/A            N/A
MFS Utilities Series Sub-account**                     N/A            N/A
Oppenheimer Bond Sub-account*                         -2.46%         -1.76%
Oppenheimer Strategic Bond Sub-account**               N/A            N/A
VIP Equity-Income Sub-account**                        N/A            N/A
VIP Growth Sub-account**                               N/A            N/A
VIP II Contrafund Sub-account**                        N/A            N/A
VIP II Index 500 Sub-account**                         N/A            N/A



* Performance information reflects the substitution of the funds in which these Variable Sub-accounts invest which occurred on December 5, 1997. The above numbers reflect the performance of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the period after the date of the substitution. In the substitution, the Oppenheimer Bond Fund was substituted for two of the AHVIT Funds and the pre-substitution performance numbers for the Oppenheimer Bond Sub-account reflect the performance of only one of such AHVIT Funds. The inception date for these Variable Sub-accounts was February 27, 1996.

** These Sub-accounts were added to the Contract as of January 1, 1998, and therefore, no standardized performance information is available as of December 31, 1997.

OTHER PERFORMANCE DATA:  NON-STANDARDIZED

     The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take any Surrender Charges or the Annual Administrative Fee into account and will be based on an average contract size of $30,000.

     The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Fund was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Fund as if the Contract has been in existence back to the inception date of the Fund.

     The following table shows the non-standardized average annual total return for the Allegiance Variable Annuity Sub-accounts for the periods ended December 31, 1997.


                                                                     Since
Sub-Accounts             1 Year    3 Years   5 Years   10 Years    Inception*
------------             ------    -------   -------   --------    ----------
JPVF Money Market         3.40%     3.39%     2.58%     3.45%     3.61%(8/1/85)
JPVF Balanced            14.71%    14.68%     9.60%    N/A        9.80%(5/1/92)
JPVF Growth and Income   27.13%    26.57%    16.77%    N/A       16.06%(5/1/92)
JPVF Capital Growth      27.61%    27.97%    19.72%    N/A       22.09%(5/1/92)
JPVF Domestic Growth
   Stock***              21.88%    21.40%    16.77%    15.39%    14.19%(4/18/86)
JPVF Emerging Growth     18.79%    N/A       N/A       N/A       25.25%(5/1/95)
JPVF World Growth Stock  13.72%    15.31%    14.09%    11.80%    11.43%(8/1/85)
JPVF Growth**            N/A       N/A       N/A       N/A       N/A   (1/1/98)
JPVF High Yield Bond**   N/A       N/A       N/A       N/A       N/A   (1/1/98)
JPVF International
   Equity**              N/A       N/A       N/A       N/A       N/A   (1/1/98)
MFS Research Series***   16.92%    N/A       N/A       N/A       19.72%(7/26/95)
MFS Utilities Series***  29.87%    N/A       N/A       N/A       26.11%(1/3/95)
Oppenheimer Bond          7.38%     8.54%     6.63%     7.73%     8.20%(4/3/85)
Oppenheimer Strategic
   Bond***                5.56%     9.84%    N/A       N/A        5.78%(5/3/93)
VIP Equity-Income***     24.49%    22.58%    17.81%    14.77%    12.79%(10/9/86)
VIP Growth***            20.13%    21.85%    16.00%    15.37%    13.80%(10/9/86)
VIP II Contrafund***     22.47%    N/A       N/A       N/A       26.40%(1/3/95)
VIP II Index 500***      30.84%    28.91%    18.29%    N/A       18.25%(8/27/92)


* The date listed next to each performance figure in this column is the inception date of the Fund underlying each corresponding Variable Sub-account.

** These Sub-accounts and their corresponding Funds were established and added to the Contract as of January 1, 1998, and therefore, no performance information is available as of December 31, 1997.

*** These Sub-accounts were added to the Contract as of January 1, 1998, and therefore, while non-standardized performance figures are available, no standardized performance figures are available as of December 31, 1997.

     The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Surrender Charge or Annual Administrative Fee.

                                  CTR =      ERV - P
                                             -------
                                                 P
Where:


         CTR = the cumulative total return net of a Variable Sub-account's recurring charges for the period;

         ERV =      ending redeemable value at the end of the one, five or ten-
                    year (or other) period (or fractional portion thereof) of a hypothetical $30,000 Premium Payment made at the beginning of the one, five, or ten-year (or other) period.
          P =       a hypothetical initial Premium Payment of $30,000.

     The following table shows the Non-Standardized Cumulative Total Return for the Allegiance Variable Annuity Sub-accounts for the period ended December 31, 1997.


                                                                Since
Sub-Accounts                            1 Year                Inception*
------------                            ------                ----------
JPVF Money Market                        3.40%               55.36%(8/1/85)
JPVF Balanced                           14.71%               69.97%(5/1/92)
JPVF Growth and Income                  27.13%              132.76%(5/1/92)
JPVF Capital Growth                     27.61%              210.18%(5/1/92)
JPVF Domestic Growth Stock***           21.88%              373.25%(4/18/86)
JPVF Emerging Growth                    18.79%               82.46%(5/1/95)
JPVF World Growth Stock                 13.72%              283.83%(8/1/85)
JPVF Growth**                           N/A                  N/A   (1/1/98)
JPVF High Yield Bond**                  N/A                  N/A   (1/1/98)
JPVF International Equity**             N/A                  N/A   (1/1/98)
MFS Research Series***                  16.92%               55.02%(7/26/95)
MFS Utilities Series***                 29.87%              100.31%(1/3/95)
Oppenheimer Bond                         7.38%              173.11%(4/3/85)
Oppenheimer Strategic Bond***            5.56%               29.97%(5/3/93)
VIP Equity-Income***                    24.49%              286.69%(10/9/86)
VIP Growth***                           20.13%              327.29%(10/9/86)
VIP II Contrafund***                    22.47%              101.71%(1/3/95)
VIP II Index 500***                     30.84%              145.09%(8/27/92)


* The date listed next to each performance figure in this column is the inception date of the Fund underlying each corresponding Variable Sub-account.

** These Sub-accounts and their corresponding Funds were established and added to the Contract as of January 1, 1998, and therefore, no performance information is available as of December 31, 1997.

*** These Sub-accounts were added to the Contract as of January 1, 1998, and therefore, while non-standardized performance figures are available, no standardized performance figures are available as of December 31, 1997.

     All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

OTHER INFORMATION


     The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.


     Broker World                                      Financial World
     Across the Board                                  Advertising Age
     American Banker                                   Barron's
     Best's Review                                     Business Insurance
     Business Month                                    Business Week
     Changing Times                                    Consumer Reports
     Economist                                         Financial Planning
     Forbes                                            Fortune
     Inc.                                              Institutional Investor
     Insurance Forum                                   Insurance Sales
     Insurance Week                                    Journal of Accountancy
     Journal of the American Society of CLU & ChFC     Journal of Commerce
     Life Insurance Selling                            Life Association News
     MarketFacts                                       Manager's Magazine
     National Underwriter                              Money
     Morningstar, Inc.                                 Nation's Business
     New Choices (formerly 50 Plus)                    New York Times
     Pension World                                     Pensions & Investments
     Rough Notes                                       Round the Table
     U.S. Banker                                       VARDs
     Wall Street Journal                               Working Woman


                                 FEDERAL TAX MATTERS

     The Allegiance Variable Annuity Contract is designed for use by individuals as either a non-qualified annuity contract or as an annuity contract purchased for a qualified retirement plan under Section 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Contract Value will depend on numerous factors that are explained in the Prospectus (See "Certain Federal Income Tax Consequences"). THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

TAXATION OF THE COMPANY

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. The following discussion assumes that the Company is taxed as a life insurance company under Part I of Subchapter L. Since the Separate Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract.

     Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.


TAX STATUS OF THE CONTRACTS

      Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Trust be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how a Fund's assets may be invested.


     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."


     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy values. These differences could result in your being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the

Contract as necessary to attempt to prevent you from being considered the owner of a pro rata share of the assets of the Separate Account or to otherwise qualify the Contract for favorable tax treatment.

     Both non-qualified and qualified annuity contracts are required to comply with certain minimum distribution requirements in order to be treated as annuity contracts under the Code. Owners of non-qualified annuity contracts are generally not required to commence distributions under the annuity contract prior to the maturity date of the contract. However, if the Owner of a non-qualified annuity dies before the contract matures, the beneficiary is required to either (i) annuitize the contract within one year of the Owner's death, or (ii) totally withdraw all funds from the annuity within five years of the Owner's death. Owners of qualified annuity contracts (other than Roth IRAs) are, however, generally required to commence distributions from the annuity contract when they attain age 70 1/2, and to receive distributions over the Owner's life expectancy (or over the joint life expectancy of the Owner and the Owner's spouse). There are special rules that allow a surviving spouse to take over the annuity contract at the Owner's death and treat the contract as if it had originally been purchased by the surviving spouse. If the Owner dies once distributions have begun (for both qualified and non-qualified annuities), the beneficiary must continue to receive distributions at least as rapidly as the Owner was receiving them. Further details regarding the minimum distribution rules are contained in the Prospectus (See "Death Benefits").


                                    LEGAL MATTERS

     Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Contracts has been provided to the Company by Jorden Burt Boros Cicchetti Berenson & Johnson of Washington D.C.


                                  OTHER INFORMATION

     A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Contracts or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                                       EXPERTS


     The financial statements of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America as of December 31, 1997, and for the year then ended, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The statutory basis financial statements of Alexander Hamilton Life Insurance Company of America as of December 31, 1997, and for each of the years in the two-year period ended December 31, 1997, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon (which contains an adverse opinion with respect to conformity with generally accepted accounting principles) appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


     The statutory basis financial statements of the Alexander Hamilton Life Insurance Company of America for the year ended December 31, 1995, included in this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report which includes an adverse opinion with respect to conformity with generally accepted accounting principles.



                                 FINANCIAL STATEMENTS

     The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Capital Developer Account Interest Rate Guarantee Periods.

                             Audited Financial Statements

                           The Alexander Hamilton Variable
Annuity Separate Account of Alexander Hamilton Life Insurance Company of America

                             Year ended December 31 ,1997
                         with Report of Independent Auditors

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                             Audited Financial Statements

                             Year ended December 31, 1997


                                       CONTENTS


Report of Independent Auditors............................................1

Audited Financial Statements

Statement of Assets and Liabilities.......................................2
Statement of Operations...................................................4
Statements of Changes in Net Assets.......................................5
Notes to Financial Statements.............................................6

                            Report of Independent Auditors


Contractholders of The Alexander Hamilton Variable Annuity
     Separate Account of Alexander Hamilton Life Insurance Company of America Board of Directors, Alexander Hamilton Life Insurance Company of America


We have audited the accompanying statement of assets and liabilities of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America as of December 31, 1997, and the related statement of operations and the changes in net assets for year then ended, and the statement of changes in net assets for the period from February 8, 1996 (inception of business) to December 31,1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America at December 31, 1997, and the results of its operations and the changes in its net assets for the year then ended, and the changes in its net assets for the period from February 8, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Greensboro, North Carolina
April 6, 1998

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                         Statement of Assets and Liabilities
                             Year ended December 31, 1997



ASSETS
Securities of investment companies:

JPVF Money Market Fund at net asset value (106,343.633 shares
     at $10.23 per share) (Cost - $1,136,356)                     $1,087,895

Oppenheimer Bond Fund at net asset value (138,661.027 shares
     at $11.91 per share) (Cost - $1,618.834)                      1,651,453

JPVF Balanced Fund at net asset value (115,238.906  shares
     at $11.75 per share) (Cost - $1,396,321)                      1,354,057

JPVF Growth & Income Fund at net asset value (77,132.434 shares
     at $17.11 per share) (Cost - $1,415,639)                      1,319,736

JPVF Capital Growth Fund at net asset value (97,473.527 shares
     at $21.23 per share) (Cost - $1,863,516)                      2,069,363

JPVF Emerging Growth Fund at net asset value (94,365.406 shares
     at $17.47 per share) (Cost - $1,504,239)                      1,648,564

JPVF World Growth Fund at net asset value (59,408.253
     shares at $23.29 per share) (Cost - $1,521,231)               1,383,618
Net premiums receivable (payable)
JPVF Money Market Fund                                                31,341
Oppenheimer Bond Fund                                                    202
JPVF Balanced Fund                                                       100
JPVF Growth & Income Fund                                               (151)
JPVF Capital Growth Fund                                                 143
JPVF Emerging Growth Fund                                                347
JPVF World Growth Fund                                                  (101)
                                                                 ------------
Total net assets                                                 $10,546,567
                                                                 ------------
                                                                 ------------

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                   Statement of Assets and Liabilities (continued)
                             Year ended December 31, 1997


NET ASSETS
     JPVF Money Market Fund                                 1,119,236
     Oppenheimer Bond Fund                                  1,651,655
     JPVF Balanced Fund                                     1,354,157
     JPVF Growth & Income Fund                              1,319,585
     JPVF Capital Growth Fund                               2,069,506
     JPVF Emerging Growth Fund                              1,648,911
     JPVF World Growth Fund                                 1,383,517
                                                          ------------
Total net assets                                          $10,546,567
                                                          ------------
                                                          ------------


SEE ACCOMPANYING NOTES.

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                               Statement of Operations
                             Year ended December 31, 1997



Investment income:
Dividend income                                                  $281,583
Capital gain distribution from investment companies               692,193
                                                                 --------
                                                                  973,776
                                                                 --------
Expenses:
Mortality and expense fee (Note 3)                               (122,723)
Administrative charges                                             (1,390)
                                                                 --------
Net investment income                                             849,663
                                                                 --------
Realized and unrealized gains on investments:
Net realized gain on investments                                  142,844
Unrealized appreciation of investments                            66,507
                                                                 --------
Net gain on investments                                          209,351
                                                                 --------
Net increase in net assets from operations                    $1,059,014
                                                              -----------
                                                              -----------


SEE ACCOMPANYING NOTES.

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                          Statement of Changes in Net Assets


                                                              PERIOD FROM
                                             YEAR ENDED     FEBRUARY 8, 1996 TO
                                        DECEMBER 31, 1997   DECEMBER 31,1996
                                        -----------------   --------------------
Increase (decrease) in net assets
     from operations
  Net investment income                      $849,663            $101,068
  Net realized gain on investments            142,844              23,618
  Net unrealized appreciation (depreciation)
     on investments                            66,507              (7,957)
                                        -----------------   --------------------
  Net increase in net assets resulting
     from operations                        1,059,014             116,729

Changes from principal transactions:
  Net contract purchase payment             5,307,789            4,022,456
  Benefits paid                              (177,442)             (10,070)
  Net transfer of reserves from (to)
     sponsor                                  229,614               (1,523)
  Increase in net assets derived from   ----------------   ---------------------
     principal transactions                 5,359,961            4,010,863
                                        ----------------   ---------------------
  Total increase (decrease)                 6,418,975            4,127,592

Net asset at beginning of year              4,127,592                 -
                                        -----------------  ---------------------
Net assets at end of year                 $10,546,567           $4,127,592
                                        -----------------  ---------------------
                                        -----------------  ---------------------



SEE ACCOMPANYING NOTES.

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                            Notes to Financial Statements

                                  December 31, 1997


1.  HISTORY

The Alexander Hamilton Variable Annuity Separate Account ("Account") was established by resolution of the Board of Directors of Alexander Hamilton Life Insurance Company of America ("Sponsor") on January 24, 1994. The Account has been registered as a unit investment trust under the Investment Company Act of 1940 to receive and invest payments made by purchasers of variable annuity contracts. The fund began conducting business on February 8, 1996.

Each sub-account reflects the investment performance of a specific underlying mutual fund. Subject to certain limitations and restrictions, a variable annuity contractholder may elect to have net purchase payments credited to any of the sub-accounts. Prior to the commencement of annuity payments, a contractholder may elect to transfer accumulation units among sub-accounts, subject to certain minimum transfer amounts. Contractholders may also transfer accumulation units after payments begin under a variable annuity payment option. No transfers are permitted under a fixed annuity payment option.
Contractholders may also allocate purchase payments or transfer amounts into or out of the "Fixed Account", which is maintained in the general account of the sponsor. The sponsor guarantees that the fixed account accumulation value will accrue interest at an annual effective rate of not less than 3%, although the sponsor may, at its sole discretion, credit interest in excess of the guaranteed rate. The fixed account accumulation values are not charged a mortality and expense fee or an administrative fee.

On December 4, 1997, the sponsor exchanged the shares in the various sub-accounts of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and Federated Money Market Fund II for shares in sub-accounts of the Jefferson-Pilot Variable Fund ("JPVF"), formerly Chubb America Fund ("CAF") and the Oppenheimer Bond Fund. The conversion ratios were based on the net asset values of the
funds at the conversion date.   The number of shares and the net asset value
("NAV") for the original and replacement funds at conversion are presented below.



       ORIGINAL                        # OF                   REPLACEMENT                            # OF
          FUND                        SHARES       NAV           FUND                               SHARES      NAV
---------------------------------------------------------------------------------------------------------------------
AHVIT Investment Grade Bond Fund    49,349.713    $9.93     Oppenheimer Bond Fund              1,558,347.10   $12.00
AHVIT High Yield Bond Fund         109,107.000     10.68    Oppenheimer Bond Fund                 97,105.23    12.00
AHVIT Balanced Fund                101,055.650     12.42    JPVF Balanced Fund                 1,255,231.43    13.46
AHVIT Growth and Income Fund        97,051.670     12.37    JPVF Growth and Income Fund        1,200,426.19    21.35
AHVIT Growth Fund                  134,027.685     14.71    JPVF Capital Growth Fund           1,971,782.60    22.12
AHVIT Emerging Growth              117,516.589     12.83    JPVF Emerging Growth Fund          1,507,634.83    18.91
AHVIT International Fund           123,498.164     11.34    JPVF America World Growth Fund1,     406,615.93    26.78
Federated Money Market Fund II   1,280,051.380      1.00    JPVF Money Market                  1,280,051.38    10.70


                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                      Notes to Financial Statements (continued)



In accordance with the terms of the contracts, the payments are invested in shares of the Jefferson-Pilot Variable Fund (JPVF) Balanced Fund, Growth & Income Fund, Capital Growth Fund, Emerging Growth Fund, World Growth Fund, Money Market Fund, Growth Fund, High Yield Bond Fund, International Equity Fund, and the Domestic Growth Fund; or the MFS Variable Insurance Trust Research Fund and Utilities Fund; or the Fidelity Variable Insurance Products Fund (VIP) Equity-Income Fund, Growth Fund, Contrafund Fund, and Index 500 Fund; or the Oppenheimer Variable Account Fund Bond Fund and Strategic Bond Fund at the net asset value of such shares on the date payments are received. The accumulation of net asset values at the date shares are acquired represents cost. The investments in the eighteen sub-accounts are carried in the Statement of Assets and Liabilities at net asset value, which is market value at December 31, 1997. At December 31, 1997, seven of the eighteen available variable funds contained invested assets.

2.  SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION

The investments in the sub-accounts are carried in the Statement of Assets and Liabilities at net asset value, which is market value at December 31, 1997. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).


INVESTMENT INCOME

Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts. The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1997, were $15,262,380 and $9,084,637 respectively. Realized investment gains and losses on investments are determined using average cost.

RECLASSIFICATIONS


Certain 1996 amounts in the financial statements have been reclassified to confirm to the 1997 presentation. The reclassification had no effect on previously reported net assets.


3.  FEES

In accordance with the provisions of the variable annuity contracts, specified amounts are set aside for the Sponsor to cover the assumption of mortality and expense risks, sales and administrative expenses, and state premium taxes. The mortality and expense fee is 1.25%, and the administrative expense charge is
 .15% annually. There is also an annual administration fee which is the lesser of $30 or 2% of the contract value on the last day of the year.

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                      Notes to Financial Statements (continued)


4.  FEDERAL INCOME TAXES

Operations of the Account are taxed with those of the Sponsor. Under existing federal income tax law, no taxes are payable on the transactions of the Account.

5.  USE OF ESTIMATES

The accompanying financial statements of the Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

6.  REMUNERATION

The Account pays no remuneration to directors, advisory boards, officers, or such other persons who may from time to time perform services for the Account.

7.  ACCUMULATION UNITS

Changes in the number of accumulation units are as follows:

                                                      1997             1996
                                                -------------    -------------
     JPVF MONEY MARKET
     Units outstanding at beginning of period     480,731.823            0.000
     Units purchased                            7,287,822.529    5,484,943.240
     Redemptions and charges                   (6,716,537.514)  (5,004,211.417)
                                               --------------------------------
     Units outstanding at end of period         1,052,016.838      480,731.823
                                               --------------------------------
                                               --------------------------------
     AHVIT INVESTMENT GRADE BOND FUND
     Units outstanding at beginning of period      10,567.972            0.000
     Units purchased                               38,767.585       10,675.871
     Redemptions and charges                      (49,335.557)        (107.899)
                                               --------------------------------
     Units outstanding at end of period                 0.000       10,567.972
                                               --------------------------------
                                               --------------------------------

     AHVIT HIGH YIELD FUND
     Units outstanding at beginning of period      14,869.390            0.000
     Units purchased                               95,797.412       19,754.905
     Redemptions and charges                     (110,666.802)      (4,885.515)
                                               --------------------------------
     Units outstanding at end of period                 0.000       14,869.390
                                               --------------------------------
                                               --------------------------------

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                      Notes to Financial Statements (continued)


7.  ACCUMULATION UNITS (CONTINUED)


                                                      1997             1996
                                                  ----------------------------
      OPPENHEIMER BOND FUND

      Units outstanding at beginning of period          0.000            0.000
      Units purchased                             155,740.418            0.000
      Redemptions and charges                      (4,417.777)           0.000
                                                  ----------------------------
      Units outstanding at end of period          151,322.641            0.000
                                                  ----------------------------
                                                  ----------------------------
      JPVF BALANCED FUND
      Units outstanding at beginning of period     27,907.033            0.000
      Units purchased                             111,975.225       38,090.687
      Redemptions and charges                     (34,991.790)     (10,183.654)
                                                  ----------------------------
      Units outstanding at end of period          104,890.468       27,907.033
                                                  ----------------------------
                                                  ----------------------------
      JPVF GROWTH & INCOME
      Units outstanding at beginning of period     40,124.651            0.000
      Units purchased                              98,594.509       57,722.822
      Redemptions and charges                     (32,960.679)     (17,598.171)
                                                  ----------------------------
      Units outstanding at end of period          105,758.481       40,124.651
                                                  ----------------------------
                                                  ----------------------------

      JPVF CAPITAL GROWTH
      Units outstanding at beginning of period     53,999.122            0.000
      Units purchased                             103,157.417       74,303.386
      Redemptions and charges                     (14,700.718)     (20,304.264)
                                                  ----------------------------
      Units outstanding at end of period          142,455.821       53,999.122
                                                  ----------------------------
                                                  ----------------------------

      JPVF EMERGING GROWTH
      Units outstanding at beginning of period     88,358.431            0.000
      Units purchased                             119,576.383      147,820.559
      Redemptions and charges                     (75,698.324)     (59,462.128)
                                                  ----------------------------
      Units outstanding at end of period          132,236.490       88,358.431
                                                  ----------------------------
                                                  ----------------------------

      JPVF WORLD GROWTH STOCK
      Units outstanding at beginning of period    101,024.252            0.000
      Units purchased                             166,600.224      127,401.544
      Redemptions and charges                    (143,864.361)     (26,377.292)
                                                  ----------------------------
      Units outstanding at end of period          123,760.115      101,024.252
                                                  ----------------------------
                                                  ----------------------------

                           The Alexander Hamilton Variable
                    Annuity Separate Account of Alexander Hamilton
                          Life Insurance Company of America

                      Notes to Financial Statements (continued)



8.  VARIABLE ANNUITY CONTRACTS

Net asset values for variable annuity contracts are based on the following accumulation units, unit values and annuity funds:



                                        ACCUMULATION      UNIT          TOTAL
                                            UNITS         VALUE         VALUE
                                        ----------------------------------------
      JPVF MONEY MARKET FUND
        DECEMBER 31, 1997
      Qualified/non-qualified units     1,053,458.803  $1.062439      $1,119,236
                                                                      ----------
                                                                      $1,119,236
                                                                      ----------
                                                                      ----------
      OPPENHEIMER BOND FUND
       DECEMBER 31, 1997
      Qualified/non-qualified units     151,322.641    $10.914792     $1,651,655
                                                                      ----------
                                                                      $1,651,655
                                                                      ----------
                                                                      ----------
      JPVF BALANCED FUND
       DECEMBER 31, 1997
      Qualified/non-qualified units     104,890.468    $12.910202     $1,354,157
                                                                      ----------
                                                                      $1,354,157
                                                                      ----------
                                                                      ----------
      JPVF GROWTH & INCOME FUND
       DECEMBER 31, 1997
      Qualified/non-qualified units     105,758.481    $12.477347     $1,319,585
                                                                      ----------
                                                                      $1,319,585
                                                                      ----------
                                                                      ----------
      JPVF CAPITAL GROWTH FUND
       DECEMBER 31, 1997
      Qualified/non-qualified units     142,455.821    $14.527352     $2,069,506
                                                                      ----------
                                                                      $2,069,506
                                                                      ----------
                                                                      ----------
      JPVF EMERGING GROWTH FUND
        DECEMBER 31, 1997
      Qualified/non-qualified units     132,236.490    $12.469409     $1,648,911
                                                                      ----------
                                                                      $1,648,911
                                                                      ----------
                                                                      ----------
      JPVF WORLD GROWTH FUND
       DECEMBER 31, 1997
      Qualified/non-qualified units     123,760.115    $11.179025     $1,383,517
                                                                      ----------
                                                                      $1,383,517
                                                                      ----------
                                                                      ----------

                            Audited Financial Statements-
                                  Statutory - Basis

                 Alexander Hamilton Life Insurance Company of America

                        YEARS ENDED DECEMBER 31, 1997 AND 1996
                         WITH REPORT OF INDEPENDENT AUDITORS

                 Alexander Hamilton Life Insurance Company of America

                   Audited Financial Statements - Statutory - Basis
                        Years ended December 31, 1997 and 1996



                                       CONTENTS


Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements - Statutory - Basis

Statements of Admitted Assets, Liabilities, Capital and Surplus. . . . . .3
Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . .4
Statements of Capital and Surplus. . . . . . . . . . . . . . . . . . . . .5
Statements of Cash Flow. . . . . . . . . . . . . . . . . . . . . . . . . .6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . .8

                            Report of Independent Auditors

Board of Directors
Alexander Hamilton Life Insurance Company of America


We have audited the accompanying statutory-basis statements of admitted assets, liabilities, capital and surplus of Alexander Hamilton Life Insurance Company of America as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory-basis financial statements for the year ended December 31, 1995 were audited by predecessor auditors, whose report dated April 25, 1996 expressed an adverse opinion as to conformity with generally accepted accounting principles and an unqualified opinion as to conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau as described in Note 1.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Alexander Hamilton Life Insurance Company of America at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements, referred to above present fairly, in all material respects, the financial position of Alexander Hamilton Life Insurance Company of America at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau.



Greensboro, North Carolina                             /s/ Ernst & Young LLP
February 9, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Alexander Hamilton Life Insurance Company of America


We have audited the accompanying statements of operations - statutory basis of ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA (a Michigan Corporation) for the year ended December 31, 1995, and the related statements of capital and surplus - statutory basis and cash flows - statutory basis for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

As more fully described in Note 1, the Company prepares these financial statements using accounting practices prescribed or permitted by the Michigan Insurance Bureau (statutory basis), which differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the results of operations of Alexander Hamilton Life Insurance Company of America for the year ended December 31, 1995, or its cash flows for the year then ended.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the statutory basis results of operations of Alexander Hamilton Life Insurance Company of America for the year ended December 31, 1995, and its cash flow for the year then ended in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau as described in Note 1.



                                                             ARTHUR ANDERSEN LLP

Detroit, Michigan,
  April 25, 1996

                 Alexander Hamilton Life Insurance Company of America

                     Statements of Admitted Assets, Liabilities,
                       Capital and Surplus - Statutory - Basis
                            (DOLLAR AMOUNTS IN THOUSANDS)




                                                              DECEMBER 31
                                                          1997          1996
                                                        ------------------------
ADMITTED ASSETS
Bonds                                                   $4,712,314   $4,662,300
Stocks, including subsidiaries                              75,072      103,136
Mortgage loans                                             409,477      277,425
Real estate                                                 29,152       35,453
Policy loans                                               110,875       96,932
Cash and short-term investments                             (1,932)      39,455
Due and uncollected premiums                                 1,885         (782)
Investment income due and accrued                           73,734       72,138
Federal income tax recoverable                                   -       16,791
Receivable from parent, subsidiaries and affiliates          9,654       27,311
Separate account assets                                     10,806        4,128
Other assets                                                76,183       81,382
                                                        ----------   ----------
Total admitted assets                                   $5,507,220   $5,415,669
                                                        ----------   ----------
                                                        ----------   ----------

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
     Aggregate reserve for life policies                $4,829,913   $4,746,814
     Aggregate reserve for accident and health
     policies                                                    -        1,993
     Policy and contract claims                             29,272       34,779
     Interest maintenance reserve                           39,076       30,607
     Asset valuation reserve                                58,616       72,705
     Remittances and items not allocated                     9,286       26,477
     Borrowed money with accrued interest                   23,285       63,266
     Net adjustment in assets and liabilities due
      to foreign exchange rates                                  -           33
     Payable to parent, subsidiaries and
      affiliates                                             5,985      14,336
     Separate account liabilities                           10,806       4,128
     Federal income tax payable                              5,014           -
     Other liabilities                                      93,448      97,175
                                                        ----------   ----------
Total liabilities                                        5,104,701   5,092,313
Capital and Surplus:
     Common capital stock                                    2,500       2,500
     Preferred capital stock                                50,000      50,000
     Surplus note                                           51,220      51,220
     Gross paid-in and contributed surplus                  94,987      94,987
     Unassigned surplus                                    203,812     124,649
                                                        ----------   ----------
Total capital and surplus                                  402,519     323,356
                                                        ----------   ----------
Total liabilities and capital and surplus               $5,507,220  $5,415,669
                                                        ----------   ----------
                                                        ----------   ----------


SEE ACCOMPANYING NOTES.

                 Alexander Hamilton Life Insurance Company of America

                     Statements of Operations - Statutory - Basis
                            (DOLLAR AMOUNTS IN THOUSANDS)






                                                                                          YEAR ENDED DECEMBER 31

                                                                               1997                 1996                1995
                                                                        -------------------------------------------------------
Income:
      Premiums and other considerations                                    $494,702            $ 506,126          $1,088,923
      Net investment income                                                 392,219              395,791             567,417
      Consideration for recaptured reserves                                       -                    -              64,907
      Other income                                                           11,849               19,589              13,514
                                                                        -------------------------------------------------------

Total income                                                                898,770              921,506           1,734,761
Policy benefits:
     Death benefits                                                          65,783               72,247              79,806
     Annuity benefits                                                        79,926               66,808             169,064
     Disability benefits                                                        328                3,048               9,739
     Surrender and other fund withdrawals                                   476,012              444,540             526,965
     Increase (decrease) in aggregate reserves                               88,152             (181,885)            704,015
     (Decrease) increase in liability for premium and other
      deposit funds                                                            (138)                (143)              3,920
      Other policy benefits                                                  10,100                 2,748              5,219
                                                                        -------------------------------------------------------
Total benefits                                                              720,163               407,363          1,498,728
Commissions and other expenses:
     Commissions on premiums and annuity considerations                      36,950                52,719             74,337
     General insurance expenses                                              24,767                35,560             51,045
     Insurance taxes, licenses and fees                                       9,409                14,009             20,595
     Consideration for reinsurance                                                -               319,294                  -
     Other expenses                                                           4,946                 9,717              2,116
                                                                        -------------------------------------------------------
Total commissions and other expenses                                         76,072               431,299            148,093

 Income before dividends to policyholders, federal income tax and net
  realized capital gains (losses)                                           102,535                82,844             87,940
 Dividends to policyholders                                                      43                    39                 51
                                                                        -------------------------------------------------------
Income before federal income tax and net realized capital gains
 (losses)                                                                   102,492                82,805             87,889
Federal income tax (excluding capital gains tax)                             30,990                24,432             32,419
                                                                        -------------------------------------------------------
 Income before net realized capital gains (losses)                           71,502                58,373             55,470
 Net realized capital gains (losses) - net of tax expense and after-tax
   IMR transfer                                                               1,540                (9,948)            (6,328)
                                                                        -------------------------------------------------------
Net income                                                                $  73,042            $   48,425         $   49,142
                                                                        -------------------------------------------------------
                                                                        -------------------------------------------------------


SEE ACCOMPANYING NOTES.

                 Alexander Hamilton Life Insurance Company of America

                Statements of Capital and Surplus - Statutory - Basis
                            (DOLLAR AMOUNTS IN THOUSANDS)



                                                                                               GROSS
                                                      COMMON     PREFERRED                  PAID-IN AND
                                                     CAPITAL      CAPITAL       SURPLUS     CONTRIBUTED    UNASSIGNED
                                                      STOCK        STOCK         NOTE         SURPLUS        SURPLUS       TOTAL
                                                    -------------------------------------------------------------------------------
Balance at December 31, 1994                         $ 3,750           -        $51,230     $39,649        $ 244,946     $ 339,575
     Net income                                            -           -              -           -           49,142        49,142
     Change in net unrealized capital gains                -           -              -           -            4,076         4,076
     Change in non-admitted assets                         -           -              -           -            5,913         5,913
     Change in asset valuation reserve                     -           -              -           -           10,561        10,561
     Paid-in and contributed surplus                       -           -              -      54,088                -        54,088
     Paid-in and contributed capital                       -     $50,000              -           -                -        50,000
     Transferred to surplus                           (1,250)          -              -       1,250                -             -
     Change in surplus due to loss on
      transfer of subsidiaries to Household
      International                                        -           -              -           -         (180,192)     (180,192)
     Change in surplus due to consideration
      received for reinsurance                             -           -              -           -          121,352       121,352
     Change in surplus due to IMR transfer
      related to reinsurance                               -           -              -           -           30,401        30,401
     Change in surplus due to
      reinsurance                                          -           -              -           -           (5,234)       (5,234)
     Dividends to stockholder                              -           -              -           -         (197,961)     (197,961)
                                                     ------------------------------------------------------------------------------
 Balance at December 31, 1995                          2,500      50,000         51,230      94,987           83,004       281,721
     Net income                                            -           -              -           -           48,425        48,425
     Change in net unrealized capital gains                -           -              -           -            6,249         6,249
     Change in non-admitted assets                         -           -              -           -            1,537         1,537
     Change in asset valuation reserve                     -           -              -           -            2,591         2,591
     Change in surplus note                                -           -            (10)          -               10             -
     Other surplus adjustments                             -           -              -           -           (1,729)       (1,729)
     Change in surplus due to reinsurance                  -           -              -           -          (10,519)      (10,519)
     Dividends to stockholder                              -           -              -           -           (4,919)       (4,919)
                                                     ------------------------------------------------------------------------------
 Balance at December 31, 1996                          2,500      50,000         51,220      94,987          124,649       323,356
     Net income                                            -           -              -           -           73,042        73,042
     Change in net unrealized capital gains                -           -              -           -           (4,561)       (4,561)
     Change in non-admitted assets                         -           -              -           -               98            98
     Change in asset valuation reserve                     -           -              -           -           14,089        14,089
     Dividends to stockholder                              -           -              -           -           (3,505)       (3,505)
                                                     ------------------------------------------------------------------------------
 Balance at December 31, 1997                        $ 2,500     $50,000        $51,220     $94,987        $ 203,812      $402,519
                                                     ------------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------------




                               SEE ACCOMPANYING NOTES.

                 Alexander Hamilton Life Insurance Company of America

                     Statements of Cash Flow - Statutory - Basis
                            (DOLLAR AMOUNTS IN THOUSANDS)



                                                                                          YEAR ENDED DECEMBER 31
                                                                               1997                1996                 1995
                                                                          ------------------------------------------------------
 OPERATIONS
 Premiums, policy proceeds and other considerations received, net of
  reinsurance paid                                                        $  491,129          $  513,506              $1,087,678
 Net investment income received                                              399,875             407,051                 599,864
 Commission and expense allowances received on reinsurance ceded               2,292              14,332                   7,910
 Benefits paid                                                              (632,101)           (594,961)               (807,601)
 Insurance expenses paid                                                     (80,257)           (109,560)               (150,701)
 Net transfers to separate accounts                                           (5,496)             (4,011)                      -
 Dividends paid to policyholders                                                 (43)                (39)                    (51)
 Federal income taxes paid                                                    (9,920)            (38,643)                (46,578)
 Other revenues received less other expenses (paid)                            9,086            (317,638)             (2,106,616)
                                                                          ------------------------------------------------------
 Net cash provided by (used in) operations                                   174,565            (129,963)             (1,416,095)

 INVESTMENT ACTIVITIES
Proceeds from sales, maturities, or repayments of investments:
          Bonds                                                              983,516           1,164,669               2,784,093
          Stocks                                                              27,591              15,910               1,610,688
          Mortgage loans                                                      34,098              28,978                  82,346
          Real estate                                                          5,661               2,778                   8,311
          Other invested assets                                                4,851               1,493                  49,109
          Miscellaneous proceeds                                                (432)                 66                     771
                                                                          ------------------------------------------------------
 Total investment proceeds                                                 1,055,285           1,213,894               4,535,318
Taxes (paid) recovered on capital gains or losses                                  -                (196)                  6,402
                                                                          ------------------------------------------------------
Net proceeds from sales, maturities, or repayments of investments          1,055,285           1,213,698               4,541,720

 Cost of investments acquired:
     Bonds                                                                (1,045,602)           (981,207)             (1,783,459)
     Stocks                                                                   (3,000)            (43,063)             (1,756,454)
     Mortgage loans                                                         (165,542)           (148,622)                (75,722)
     Real estate                                                                 (66)               (343)                 (1,014)
     Other invested assets                                                   (10,405)             (2,122)                      -
     Miscellaneous applications                                                 (270)             (4,586)                 (4,744)
                                                                          ------------------------------------------------------
 Total cost of investments acquired                                       (1,224,885)         (1,179,943)             (3,621,393)

 Net (increase) decrease in policy loans                                     (13,943)            (11,283)                458,296
                                                                          ------------------------------------------------------

 Net cash (used in) provided by investment activities                       (183,543)             22,472               1,378,623


                 Alexander Hamilton Life Insurance Company of America

                            (DOLLAR AMOUNTS IN THOUSANDS)




                                                                                          YEAR ENDED DECEMBER 31
                                                                               1997                1996                 1995
                                                                            --------------------------------------------------
 FINANCING AND MISCELLANEOUS ACTIVITIES
 Other cash provided:
     Capital and surplus paid-in                                            $      -            $    (10)            $ 105,338
     Borrowed money (repaid) received                                        (21,297)             44,959                18,307
     Other sources                                                            25,101              59,251                35,738
                                                                            --------------------------------------------------
 Total other cash provided                                                     3,804             104,200               159,383

 Other cash applied:
     Dividends paid to stockholder                                            (3,477)             (4,058)             (197,961)
     Interest on indebtedness                                                 (6,924)             (8,940)               (6,043)
     Other applications, net                                                 (25,812)            (26,887)             (163,322)
                                                                            --------------------------------------------------
 Total other cash applied                                                    (36,213)            (39,885)             (367,326)
Net cash (used in) provided by financing and miscellaneous activities        (32,409)             64,315              (207,943)
                                                                            --------------------------------------------------
Net decrease in cash and short-term investments                              (41,387)            (43,176)             (245,415)
Cash and short-term investments at beginning of year                          39,455              82,631               328,046
                                                                            --------------------------------------------------
Cash and short-term investments at end of year                              $ (1,932)           $ 39,455             $  82,631
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------



                               SEE ACCOMPANYING NOTES.

                 Alexander Hamilton Life Insurance Company of America

                  Notes to Financial Statements - Statutory - Basis

                                  December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OWNERSHIP

Alexander Hamilton Life Insurance Company of America (the Company) is wholly-owned by Jefferson-Pilot Corporation. The Company is principally engaged in the life insurance business and has a diversified base of policyholders in all states except New York. The Company primarily writes ordinary life, universal life, fixed annuity and variable annuity products through several distribution channels.

Effective October 1, 1995, the Company was acquired by Jefferson-Pilot Corporation from Household Group, Inc., a wholly-owned subsidiary of Household International, Inc. Consideration given for the Company and its subsidiaries, First Alexander Hamilton Life Insurance Company (FAHL) and Alexander Hamilton Capital Management, Inc. (AHCMI) consisted of $475.0 million in cash and $50.0 million in redeemable preferred stock to Household Group, Inc., and $50.0 million paid to Household International, Inc. by GARCO Capital Corp., a subsidiary of Jefferson-Pilot Corporation, for the outstanding $50.0 million surplus note of the Company. In consummation of the acquisition, under an Agreement and Plan of Merger, Alexander Hamilton Life Insurance Company of America (Old AHL) was merged into Jefferson-Pilot Pension Life Insurance Company (JP Pension), a Michigan domiciled life insurance company and a wholly-owned subsidiary of Jefferson-Pilot Corporation. JP Pension was immediately renamed Alexander Hamilton Life Insurance Company of America (New AHL). The 1,041,700 authorized and issued shares of common stock, par value $2.40 per share, of JP Pension and the 375,000 authorized and issued shares of common stock, par value $10 per share, of Old AHL, which were outstanding before the merger, were exchanged for the respective merger considerations.

The full year of 1995 business activity of the Company is presented herein, consisting of nine months of activity of Old AHL and three months of activity of New AHL. JP Pension is reflected as acquired by the Company on the acquisition effective date. The Company received written approval from the Michigan Insurance Bureau for this accounting practice, which differs from prescribed statutory accounting practices. Statutory accounting practices prescribed by the Michigan Insurance Bureau require prior year's amounts reported for assets, liabilities, surplus, revenues and expenses to be reported on a merged basis consistent with the current year's post-merger reporting basis. Statutory surplus as of December 31, 1994 would be increased by $4.7 million under the prescribed statutory accounting practice.

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Substantially all of the life and single premium deferred annuity business of the Company and FAHL was included in the acquisition. Certain credit life and accident and health insurance, Periodic Payment Annuity (PPA) business and Corporate Owned Life Insurance business written by the Company and FAHL has been fully reinsured back to affiliates of Household International, Inc. through coinsurance agreements. Related trust agreements for the assets retained for this business were also established.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities and the potential effects of resolving litigated matters.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Insurance Bureau, which practices differ from generally accepted accounting principles ("GAAP").

The accompanying 1995 statutory-basis financial statements include the combined results of operations for the nine month period that the Company was owned by Household International, Inc. and the three month period that it was owned by Jefferson-Pilot Corporation. Under GAAP, the periods of different ownership would not be combined in the Company's financial statements.

The more significant variances from GAAP are as follows:


INVESTMENTS: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments are

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.


Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. Under GAAP, valuation allowances are established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. For statutory reporting, the initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as required under GAAP.



Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and, consistent with the prior year, amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold. The IMR balance at December 31, 1997 includes 1997 net capital gains (net of tax) of $11.8 million transferred to the IMR, less 1997 amortization of $3.3 million. The IMR balance at December 31, 1996 includes 1996 net capital gains (net of tax) of $4.6 million transferred to IMR, less 1996 amortization of $1.5 million.

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The asset valuation reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to earnings.

SUBSIDIARIES: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as required under GAAP (see Note 4). Investments in subsidiaries are classified as "stocks" at amounts which are equal to statutory capital and surplus for insurance companies and GAAP equity for non-insurance companies. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries' equity is included in the change in net unrealized capital gains in the Statements of Capital and Surplus amounts.

POLICY ACQUISITION COSTS: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.


NON-ADMITTED ASSETS: Certain assets designated as "non-admitted," principally capitalized organizational costs, computer software, agents' debit balances and furniture and equipment, are excluded from the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus.

UNIVERSAL LIFE POLICIES: Revenues for universal life policies consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as required under GAAP.

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


REINSURANCE: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs.

EMPLOYEE BENEFITS: For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible are also included. The Company follows the provisions of FASB Statement No. 87, EMPLOYER'S ACCOUNTING FOR PENSIONS.


FEDERAL INCOME TAXES: Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS: Policyholder dividends are recognized when declared rather than over the term of the related policies.

SURPLUS NOTES: Surplus notes are reported as surplus rather than as liabilities.


CASH FLOWS: For purposes of the Statements of Cash Flow, cash is combined with short-term investments which includes investments with maturities of less than one year at the date of acquisition. Under GAAP, cash is combined with cash equivalents which includes only investments with maturities of three months or less at the date of acquisition.


The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

     Bonds not backed by other loans are principally stated at amortized cost using the interest method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                 Alexander Hamilton Life Insurance Company of America

     1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

     Redeemable preferred stocks are reported at cost or amortized cost and nonredeemable preferred stocks are reported at market value as determined by the Securities Valuation Office of the NAIC.

     Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains or losses are reported directly in unassigned surplus without any adjustment for federal income taxes.

     The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain investments. The Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

     Interest rate swap contracts are used to convert the interest rate characteristics of certain liabilities to match those of the related investments supporting those liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest credited on the hedged liabilities as incurred.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

Policy loans are reported at unpaid principal balances.


Real estate occupied by the Company is reported at depreciated cost and other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.


Realized capital gains and losses are determined using a specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FURNITURE AND EQUIPMENT

The Company's electronic data processing equipment is reported at cost, less accumulated depreciation and is included in other assets in the Statements of Admitted Assets, Liabilities, Capital and Surplus. Electronic data processing equipment and other furniture and equipment is depreciated on a straight-line basis. Asset balances, accumulated depreciation balances, and depreciation expense are not significant.

PREMIUMS

Ordinary and credit insurance premiums are recognized as revenue when due. Universal life and annuity premiums are recognized as revenue when collected. Accident and health premiums are earned pro-rata over the terms of the policy.

BENEFITS

Life and annuity benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Michigan Insurance Bureau. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For 1997 and 1996, all additional reserves were ceded, as they related to blocks of business covered by reinsurance agreements.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand. As of December 31, 1997, reserves of $27.6 million are recorded on inforce amounts of $3,102.3 million for which gross premiums are less than the net premiums according to the standard of valuation required by the state of Michigan. Tabular interest, tabular less actual reserve released, and tabular cost have been

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BENEFITS (CONTINUED)

determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

POLICY AND CONTRACT CLAIMS

Policy and contract claims are accrued for based on estimated unpaid settlement costs for reported losses and for incurred but not reported losses. These accruals are determined through a combination of historical experience and estimates based on management's judgment with regard to the ultimate exposure to the Company. For accident and health policies, those estimates are subject to the effects of trends in claim severity and frequency.

Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

BORROWED MONEY

At December 31, 1997, the Company has short-term notes payable of $23.2 million with its Parent company, Jefferson-Pilot Corporation. The notes, which are for short-term cash management purposes, mature within 30 days of issuance at interest rates of 5.9% to 6.5%.


At December 31, 1996, the Company had an outstanding liability for borrowed money in the amount of $18.3 million payable in Canadian dollars. The note bore interest at 6% annually. Also, at December 31, 1996, the Company had
$44.5 million outstanding under a reverse repurchase agreement, plus accrued
interest. The agreement matured February 18, 1997.   Interest expense was $1.5
million, $3.3 million and $1.1 million in 1997, 1996 and 1995, respectively.

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

NET ADJUSTMENT DUE TO FOREIGN EXCHANGE RATES


For statutory purposes for 1996 and prior, United States dollars and Canadian dollars are combined in the accompanying financial statements. Foreign currency translation adjustments are not made to each individual asset and liability balance, rather, such translation is performed in aggregate as prescribed by statutory accounting principles and reflected in the net adjustment in assets and liabilities due to foreign exchange rates in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company had no foreign operations in 1997.


GUARANTY-FUND ASSESSMENTS

Guaranty-fund assessments are accrued when the Company receives notice that an insolvency has occurred for which the Company will be assessed.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.

                 Alexander Hamilton Life Insurance Company of America

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Michigan Insurance Bureau. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

2. INVESTMENT SECURITIES

The statement value and NAIC market value of investments in bonds are presented in the following tables (in thousands).



                                                                                DECEMBER 31, 1997
                                                ------------------------------------------------------------------------------
                                                                                                                       NAIC
                                                STATEMENT VALUE      UNREALIZED GAINS     UNREALIZED (LOSSES)         MARKET
                                                                                                                       VALUE
                                                ------------------------------------------------------------------------------
 Government Bonds:
      U.S. Treasuries                             $    9,221            $   257               $    (5)              $    9,473
      Agency Mortgage-Backed/CMOs                    785,044                  -                     -                  785,044
      State & Municipal                                  352                  2                     -                      354
      Other Government Bonds                          85,690              1,570                  (442)                  86,818
 Corporate Bonds:
      Asset-Backed Securities                        248,474                  -                     -                  248,474
      CMOs                                           601,506                  -                     -                  601,506
      Other Corporate Bonds                        2,946,777             68,447                (1,138)               3,014,086
      Affiliate bonds                                 35,250                  -                     -                   35,250
                                                ------------------------------------------------------------------------------
 Total                                            $4,712,314            $70,276               $(1,585)              $4,781,005
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

                                                                            18


                 Alexander Hamilton Life Insurance Company of America

            Notes to Financial Statements - Statutory - Basis (continued)


2. INVESTMENT SECURITIES (CONTINUED)


                                                                                DECEMBER 31,1996
                                                ------------------------------------------------------------------------------
                                                                                                                       NAIC
                                                Statement Value      Unrealized Gains     Unrealized (Losses)         Market
                                                                                                                       Value
                                                ------------------------------------------------------------------------------
 Government Bonds:
      U.S. Treasuries                             $   20,164            $   175               $   (90)              $   20,249
      Agency Mortgage - Backed/CMOs                  874,113                  -                     -                  874,113
    State & Municipal                                    476                 15                     -                      491
      Other Government Bonds                         147,543              2,921                   (56)                 150,408
 Corporate Bonds:
      Asset-Backed Securities                        281,930                  -                     -                  281,930
      CMOs                                           414,611                  -                     -                  414,611
      Other Corporate Bonds                        2,892,213             50,631                (6,477)               2,936,367
    Affiliate Bonds                                   31,250                  -                     -                   31,250
                                                ------------------------------------------------------------------------------
 Total                                            $4,662,300            $53,742               $(6,623)              $4,709,419
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------




The carrying amount of bonds in the balance sheets at December 31, 1997 and 1996 reflects NAIC adjustments of $0 and $199 thousand, respectively, to decrease amortized cost.


The statement value and NAIC market value of bonds at December 31, 1997, by contractual maturity, is as follows (in thousands):


                                                                        NAIC
                                                       STATEMENT       MARKET
                                                         VALUE         VALUE
                                                     ------------------------
Due in one year or less                              $  136,392    $  136,857
Due after one year through five years                   997,570     1,016,861
Due after five years through ten years                1,095,999     1,133,658
Due after ten years                                     265,406       274,864
                                                     ------------------------
                                                      2,495,367     2,562,240
Amounts not due at a single maturity                  2,216,947     2,218,765
                                                     ------------------------
Total                                                $4,712,314    $4,781,005
                                                     ------------------------
                                                     ------------------------


               Alexander Hamilton Life Insurance Company of America

2. INVESTMENT SECURITIES (CONTINUED)

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from the sales of investments in bonds during 1997, 1996 and 1995 were $620.9 million, $972.7 million and $2,455.8 million. Gross gains of $14.9 million and gross losses of $4.8 million were realized on 1997 sales; gross gains of $14.1 million and gross losses of $16.0 million were realized on 1996 sales. Gross gains of $24.1 million and gross losses of $33.6 million were realized on 1995 sales.

Bonds with a par value of $7.8 million and $21.3 million were on deposit pursuant to regulatory requirements at December 31, 1997 and 1996, respectively. At December 31, 1997, the Company held unrated or less-than-investment grade corporate bonds of $379.4 million with an aggregate fair value of $397.1 million. Those holdings amounted to approximately 8.1% of the Company's investments in bonds and less than 6.9% of the Company's total admitted assets.

The gross unrealized gains and losses on, and the cost and NAIC market value of, investments in common stocks and redeemable preferred stocks are summarized as follows (in thousands):

                                                         GROSS               GROSS              NAIC
                                                       UNREALIZED          UNREALIZED           MARKET
                                          COST           GAINS              (LOSSES)            VALUE
                                      --------------------------------------------------------------------
     At December 31, 1997
       Redeemable preferred
         stocks                         $15,050        $ 1,298               $     -           $ 16,348
       Common stocks                     51,788         15,758                (7,524)            60,022
                                      --------------------------------------------------------------------
     Total                              $66,838        $17,056               $(7,524)          $ 76,370
                                      --------------------------------------------------------------------
                                      --------------------------------------------------------------------

     At December 31, 1996
       Redeemable preferred
         stocks                         $29,550        $ 1,008               $(3,275)          $ 27,283
       Common stocks                     60,792         14,464                (1,670)            73,586
                                      --------------------------------------------------------------------
     Total                              $90,342        $15,472               $(4,945)          $100,869
                                      --------------------------------------------------------------------
                                      --------------------------------------------------------------------

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by apartment (24%), industrial (17%), retail (28%), office (19%) and other commercial properties (8%). The remaining mortgages are collateralized by residential properties. Mortgage loan underwriting standards emphasize the credit status of a prospective

                 Alexander Hamilton Life Insurance Company of America

2. INVESTMENT SECURITIES (CONTINUED)

borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 36%, 25% and 10% of the stated mortgage loan balances as of December 31, 1997 are due from borrowers in West South Central states, South Atlantic states and East North Central states, respectively. No other geographic region represents as much as 10% of mortgage loans at December 31, 1997.

During 1997, the maximum and minimum lending rates for new mortgage loans were 9.30% and 7.28% for commercial loans. No residential loans were originated in 1997. At the issuance of a loan, the percentage of loan-to-value on any one loan, exclusive of insured or guaranteed or purchase money mortgages, does not exceed 75% for commercial loans or 80% for residential loans. At December 31, 1997, the Company held mortgages aggregating $1.1 million with interest overdue beyond one year. Non-admitted interest due on those mortgages was $156 thousand at December 31, 1997. Total non-admitted interest due at December 31, 1997 was $257 thousand and related entirely to mortgage loans. At December 31, 1997, there were no liens, and no mortgage loans had been converted to loans that require principle or interest payments be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The components of the Company's real estate are summarized as follows (in thousands):



                                                     DECEMBER 31
                                                  1997        1996
                                               -----------------------
     Occupied by the Company:
       Buildings and land                       $ 8,493     $ 18,588
       Accumulated depreciation                  (1,939)      (7,095)
                                               -----------------------
     Total real estate occupied by the Company    6,554       11,493

     Other:
       Buildings and land                        39,705       40,195
       Accumulated depreciation                 (17,107)     (16,235)
                                               -----------------------
     Total other real estate                     22,598       23,960
                                               -----------------------
     Total real estate                          $29,152     $ 35,453
                                               -----------------------
                                               -----------------------

                 Alexander Hamilton Life Insurance Company of America

2. INVESTMENT SECURITIES (CONTINUED)

Major categories of the Company's net investment income are summarized as follows (in thousands):


                                                        YEAR ENDED DECEMBER 31
                                                    1997         1996        1995
                                                -------------------------------------
     Income:
       Bonds                                      $359,219     $376,753    $448,845
       Preferred stocks                              2,681        2,815       3,169
       Common stocks                                   349          592      24,295
       Mortgage loans                               29,153       18,229      19,077
       Real estate                                   4,896        4,754       7,511
       Derivative investments                         (418)        (260)          -
       Policy loans                                  6,456        5,942      64,335
       Short-term investments and cash               1,603        1,550       7,526
       Other                                         2,623        1,207       5,741
                                                -------------------------------------
     Total investment income                       406,562      411,582     580,499
     Expenses:
       Depreciation                                  1,453        1,634       1,931
       Other                                        12,890       14,157      11,151
                                                -------------------------------------
     Total investment expenses                      14,343       15,791      13,082
                                                -------------------------------------
     Net investment income                        $392,219     $395,791    $567,417
                                                -------------------------------------
                                                -------------------------------------


The Company does not include amounts for the occupancy of Company-owned properties in real estate income. Non-admitted accrued investment income amounted to $257 thousand and $245 thousand at December 31, 1997 and 1996, respectively.

                 Alexander Hamilton Life Insurance Company of America

2. INVESTMENT SECURITIES (CONTINUED)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR for the year ended December 31 as follows (in thousands):



                                                    1997           1996           1995
                                                ------------------------------------------
     Realized capital gains (losses)             $13,296         $ (5,165)      $(13,112)
     Less amount transferred to IMR               11,756            7,057           (588)
                                                ------------------------------------------
                                                   1,540          (12,222)       (12,524)
     Less federal income taxes on realized
       capital gains (losses) before effect
       of transfer to IMR                              -              196         (6,402)
     Plus federal income taxes on realized
       capital gains (losses) on amounts
       transferred to IMR                              -            2,470           (206)
                                                ------------------------------------------
     Net realized capital gains (losses)         $ 1,540         $ (9,948)      $ (6,328)
                                                ------------------------------------------
                                                ------------------------------------------


3. USE OF DERIVATIVES

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. The following summarizes open interest rate swaps (notional amounts in millions):



                                                                DECEMBER 31
                                                            1997        1996
                                                           ------------------
     Receive-fixed swaps held as hedges of
       direct investments:
          Notional amount                                   $114.1    $ 208.7
          Average rate received                               6.59%      5.66%
          Average rate paid                                   5.88%      5.55%

     Receive-fixed swaps held to modify
       annuity crediting rates:
          Notional amount                                   $ 12.5    $  12.5
          Average rate received                               6.78%      6.78%
          Average rate paid                                   5.75%      5.56%

                 Alexander Hamilton Life Insurance Company of America

3. USE OF DERIVATIVES (CONTINUED)

Interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to investment income.


Interest rate swaps are also used to modify the interest characteristics of certain blocks of annuity contract deposits. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to annuity benefits.


The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related credited interest on annuities.

Futures contracts were entered into and terminated during 1995 to hedge existing and anticipated investment transactions. No significant gain or loss was recognized on the 1995 contracts.

4. SUBSIDIARIES


The Company wholly-owns two insurance subsidiaries. First Alexander Hamilton Life Insurance Company is domiciled in the state of New York and writes primarily universal life and annuity business solely in that state. AH (Michigan) Life Insurance Company (AH(M)) is domiciled in the state of Michigan. AH(M) was formed in September 1996 by issuing $2.0 million in common stock. Shortly thereafter, AH(M) reinsured a block of PPA business initially ceded by the Company to Household affiliates and a block of annuity business ceded to it by the Company. The Company also wholly-owns a capital management subsidiary, Alexander Hamilton Capital Management, Inc. (AHCMI).

                 Alexander Hamilton Life Insurance Company of America

4. SUBSIDIARIES (CONTINUED)

Statutory-basis financial information of the Company's two insurance company subsidiaries is summarized as follows (in thousands):



     SUMMARY STATUTORY - BASIS          FIRST ALEXANDER HAMILTON        AH (MICHIGAN) LIFE
        BALANCE SHEETS                   LIFE INSURANCE COMPANY          INSURANCE COMPANY
                                       -------------------------------------------------------
                                              DECEMBER 31                   DECEMBER 31
                                          1997           1996           1997           1996
                                       -------------------------------------------------------
     Investments                        $491,549       $477,546       $759,445       $799,980
     Other assets                          8,085          7,785         10,987         11,833
                                       -------------------------------------------------------
     Total admitted assets              $499,634       $485,331       $770,432       $811,813
                                       -------------------------------------------------------
                                       -------------------------------------------------------

     Insurance reserves                 $457,320       $449,357       $725,909       $768,229
     Other liabilities                     6,890          7,328         17,479         18,947
     Capital and surplus                  35,424         28,646         27,044         24,637
                                       -------------------------------------------------------
     Total liabilities and capital
       and surplus                      $499,634       $485,331       $770,432       $811,813
                                       -------------------------------------------------------
                                       -------------------------------------------------------


                                                                           AH (MICHIGAN)
     SUMMARY STATUTORY - BASIS          FIRST ALEXANDER HAMILTON           LIFE INSURANCE
       STATEMENTS OF INCOME              LIFE INSURANCE COMPANY               COMPANY
                                       -------------------------------------------------------
                                         YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                          1997           1996           1997           1996
                                       -------------------------------------------------------
     Revenues                            $89,544       $130,821        $58,702       $794,818
     Expenses                             83,415        129,394         56,290        798,926
                                       -------------------------------------------------------
     Net income (loss)                   $ 6,129       $  1,427        $ 2,412       $ (4,108)
                                       -------------------------------------------------------
                                       -------------------------------------------------------



The cost of the Company's investment in the common stock of its subsidiaries was $51.8 million at December 31, 1997 and 1996. None of the Company's insurance subsidiaries paid dividends to the Company in any year presented.

The operations and net worth of AHCMI are not significant.

                 Alexander Hamilton Life Insurance Company of America

5. POLICY LIABILITIES

The liability for future contract benefits for universal life products is computed using the Model Regulation reserve method, using the 1980 Commissioner's Standard Ordinary (CSO) mortality table, and interest rates from 4.00% to 6.00%.

The policy reserves for immediate annuities issued prior to 1986 are calculated using the 1971 Individual Annuity Mortality Table and interest rates between 7.50% and 11.25%. For immediate annuities issued 1986 and forward, the reserves are calculated using the 1983 Annuity Mortality Table and interest rates from 5.00% to 9.25%. For deferred annuities, the Commissioner's Annuity Reserve Valuation Method (CARVM) is used with a 4.00% to 8.75% interest rate assumption.

Policy reserves applicable to ordinary life policies are calculated on either the net level basis or preliminary term basis. The effect of using a preliminary term reserve basis is to partially offset the effect of immediately charging the costs of acquiring business against income. For policies issued prior to 1989, the statutory interest and mortality assumptions used are from the 1958 CSO Table, with interest rates ranging from 2.50% to 6.00%. For policies issued after 1988, the 1980 CSO Table with 4.00% to 5.50% interest rates is used.

Credit life policy liabilities are calculated on the net level basis using both the 1958 Commissioner's Extended Term (CET) and the 1941 and 1980 CSO Tables. Interest rates for these tables range from 3.00% to 5.50%.

                 Alexander Hamilton Life Insurance Company of America

6. ANNUITY RESERVES

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as of December 31 as follows (in millions):



                                                             1997                1996
                                                        Amount   Percent    Amount  Percent
                                                       -----------------   -----------------
     Subject to discretionary withdrawal
       (with adjustment):
          At book value less current
            surrender charge                           $1,009.5    23.9%   $1,149.4   26.3%
          At market value                                  10.8     0.3         4.1    0.1
                                                       -----------------   -----------------
     Total with adjustment or at market value           1,020.3    24.2     1,153.5   26.4

     Subject to discretionary withdrawal
       (without adjustment):
          At book value with minimal or no
            charge or adjustment                        1,805.8    42.8     1,792.8   41.0

     Not subject to discretionary withdrawal            1,393.0    33.0     1,423.7   32.6
                                                       -----------------   -----------------

     Total annuity reserves and deposit fund
       liabilities--before reinsurance                  4,219.1   100.0%    4,370.0   100.0%
                                                                  ------              ------
                                                                  ------              ------
     Less reinsurance ceded                             1,694.5             1,748.7
                                                       --------            --------
     Total annuity actuarial reserves and
       deposit fund liabilities (net)                  $2,524.6            $2,621.3
                                                       --------            --------
                                                       --------            --------


The annuity reserves not subject to discretionary withdrawal are comprised primarily of Periodic Payment Annuities.

                 Alexander Hamilton Life Insurance Company of America

7. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses for the accident and health business is summarized as follows (in thousands):


                                             1997       1996       1995
                                        -----------------------------------
     Balance at January 1                  $ 8,274     $6,457    $22,607
     Less reinsurance recoverables           5,697      3,875        240
                                        -----------------------------------
     Net balance at January 1                2,577      2,582     22,367

     Plus claims incurred:
       Current                                   -      2,931      6,949
       Prior                                (2,571)      (157)    (2,127)
                                        -----------------------------------
                                            (2,571)     2,774      4,822
     Less claims paid:
       Current                                   -        946      5,081
       Prior                                     6      1,833     19,526
                                        -----------------------------------
                                                 6      2,779     24,607
     Net balance at December 31                  -      2,577      2,582
     Plus reinsurance recoverables             332      5,697      3,875
                                        -----------------------------------
     Balance at December 31                $   332     $8,274    $ 6,457
                                        -----------------------------------
                                        -----------------------------------


The year end liability for unpaid claims and claim adjustment expenses for accident and health insurance is included in the aggregate reserve for accident and health policies and policy and contract claims in the Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company began to exit the accident and health line of business in 1996. No additional premiums or return premiums have been accrued as a result of the changes to the prior year's unpaid claim liability.


The liability for unpaid claims and claim adjustment expenses for credit life insurance amounted to $0 and $295 thousand as of December 31, 1997 and 1996, respectively.

                 Alexander Hamilton Life Insurance Company of America

8. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk that exceeds amounts ranging from $250 thousand to $1.0 million based on the year of policy issue. The Company assumes portions of the life risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not material to the financial statements. The principal effects of these transactions with the assuming companies are summarized as follows (in millions):


                                                   1997      1996      1995
                                                 ----------------------------
     Premiums                                     $ 94.5    $264.4    $172.9
     Consideration for recaptured reserves             -         -      64.9
     (Decrease) increase in aggregate
       reserves ceded                              (53.8)    416.5     (26.6)
     Policy benefits                               179.3     200.1      58.6
     Commissions                                     1.9      11.7       9.5

The principal effects of the reinsurance activity associated with the acquisition of the Company by Jefferson-Pilot Corporation in 1995, as discussed in Note 1, was to decrease reserves by $2,280.5 million and to increase surplus by $121.4 million for the excess of reserves ceded over consideration paid.

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1997, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 2% of the Company's surplus.

In 1997, 1996, and 1995 the Company did not commute any ceded reinsurance. In 1997, the Company did not enter into any new agreements that reinsured policies or contracts that were in-force or had existing reserves as of the effective date of such agreements. In 1996 and 1995, the Company entered into such transactions. The reserve credits as a result of those transactions were $344.4 million and $1,617.3 million, respectively.

                 Alexander Hamilton Life Insurance Company of America

8. REINSURANCE (CONTINUED)

The Company, nor any of its related parties, control, either directly or indirectly, any reinsurers with which the Company conducts business other than AH(M). As discussed in Note 4, certain annuity business was reinsured in September 1996 in which the Company transferred $319.3 million in assets and $349.2 million in reserves to AH(M). No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the three years ended December 31, 1997.

9. SEPARATE ACCOUNTS

In 1996, the Company began issuing nonguaranteed individual annuity contracts. Separate accounts, primarily for those individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. The assets in the accounts, carried at estimated fair value, consist of investments in unit investment trusts.

                 Alexander Hamilton Life Insurance Company of America

9. SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1997 is as follows (in thousands):




                                                                       NON-INDEXED
                                               NONGUARANTEED            GUARANTEED
                                             SEPARATE ACCOUNTS             >4%             TOTAL
                                             -------------------------------------------------------
     Premiums, deposits and other
       considerations                            $ 5,308                   $  7           $ 5,315
                                             -------------------------------------------------------
                                             -------------------------------------------------------
     Reserves for accounts with
       assets at market value                    $10,547                   $255           $10,802
                                             -------------------------------------------------------
                                             -------------------------------------------------------
     Reserves by withdrawal
       characteristics:
       Subject to discretionary
         withdrawal at market value              $10,547                   $  -           $10,547
       Subject to discretionary
         withdrawal with market
         value adjustment                              -                    255               255
                                             -------------------------------------------------------
                                                 $10,547                   $255           $10,802
                                             -------------------------------------------------------
                                             -------------------------------------------------------


A reconciliation of the amounts transferred to and from the separate accounts is presented below (in thousands):

      Transfers as reported in the Summary of Operations
        of the Separate Accounts Statement:
          Transfers to separate accounts                              $5,315
          Transfers from separate accounts                               176
                                                                    ----------
     Transfers to separate accounts as reported in the
       Summary of Operations of the Life, Accident &
       Health Annual Statement                                        $5,491
                                                                    ----------
                                                                    ----------

                 Alexander Hamilton Life Insurance Company of America

10. BENEFIT PLANS

PENSION PLANS

Prior to October 1, 1995, the Company participated in Household International, Inc.'s defined benefit pension plans which covered all eligible employees. The benefits under this plan were based primarily on years of service. These plans were administered by Household International, Inc. which assessed an annual pension income or expense to the Company based on the Company's pro-rata participation. Effective October 1, 1995, the Company's employees participate in the Jefferson-Pilot Corporation defined benefit pension plans covering substantially all Company employees. The plans are noncontributory and are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company (JP Life), an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of JP Life. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plan is administered by Jefferson-Pilot Corporation.


The pension benefit credited to the Company by Jefferson-Pilot Corporation was $620 thousand and $29 thousand in 1997 and 1996, respectively. No pension expense was allocated to the Company in 1995 as the plans were over-funded. The Company's portion of prepaid pension cost totaled $3.9 million and $3.3 million at December 31, 1997 and 1996, respectively.


DEFINED CONTRIBUTION PLAN

Prior to October 1, 1995, the Company participated in Household International, Inc.'s defined contribution plan. Effective October 1, 1995, the Company participates in Jefferson Pilot Corporation's defined contribution plan. Under both plans, each participant's contribution was matched in whole or in part by the Company up to a maximum of 6% of the participant's compensation. In 1997, these costs totaled $23 thousand. In 1996, there was an $86 thousand benefit due to excess accruals in 1995. These costs totaled approximately $1 million in 1995.

                 Alexander Hamilton Life Insurance Company of America

10. BENEFIT PLANS (CONTINUED)

OTHER POSTRETIREMENT BENEFIT PLANS


Effective October 1, 1997, the Company participates in contributory health care and life insurance benefit plans sponsored by Jefferson-Pilot Corporation. Nonpension postretirement benefits expense was $386 thousand and $267 thousand for the years ended December 31, 1997 and 1996, respectively. Net postretirement benefit cost for the year ended December 31, 1995 was $1.0 million, and included the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The company's accrued postretirement benefit cost was $2.8 million at December 31, 1997 and 1996.


DEFERRED AGENT COMPENSATION

The Company sponsors a contributory deferred compensation plan and a major producer's incentive plan for certain qualified agents. The accumulated value of both the Company and agent contributions was $48.7 million and $43.9 million at December 1997 and 1996, respectively, and is included with other liabilities. In 1991, the Company established a Rabbi Trust supporting the deferred compensation plan liability which is recorded at the market value of the underlying assets of $40.9 million and $39.0 million at December 31, 1997 and 1996, respectively. The trust is included with other assets.

11. STOCK OPTION PLAN

Jefferson-Pilot Corporation sponsors a Long Term Incentive Plan of which officers of Jefferson-Pilot Corporation and its subsidiaries may qualify for participation. A committee of directors awards nonqualified or incentive stock options and stock appreciation rights, and makes grants of the Company's stock to the employees of Jefferson-Pilot Corporation and certain full-time life insurance agents. Stock grants may be either restricted stock or unrestricted stock distributed upon the achievement of performance goals established by the committee.

                 Alexander Hamilton Life Insurance Company of America

12. FEDERAL INCOME TAXES


The AHL Group (the Company and its wholly-owned subsidiaries) was acquired from Household International, Inc. on September 30, 1995. For the period October 1 to December 31, 1995, and for the years ended December 31, 1997 and 1996, the Company was included in the consolidated life/non-life federal income tax return with its subsidiaries FAHL, AH(M) and AHCMI. The consolidated tax provision is allocated to each separate company in amounts generally equivalent to those determinable if each company filed a separate return.


Amounts due from the subsidiaries for federal income taxes were $914 thousand and $451 thousand at December 31, 1997 and 1996, respectively.

Income before federal income taxes differs from taxable income principally due to dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

The AHL Group had tax capital loss carryforwards of $6 million and $15 million in the 1997 and 1996 tax years, respectively, which can be carried forward into the next five tax years.

The AHL Group paid federal income taxes in the 1997, 1996, and October 1 through December 31, 1995 tax years of $31 million, $24 million, and $47 million, respectively.

13. CAPITAL AND SURPLUS

The Company has the following shares authorized (and outstanding): 60,000,000 shares Series A Common Shares (2,000,000 shares outstanding), par value $1 per share, 600,000 shares Series B Common Shares (500,000 shares outstanding), par value $1 per share, and 500,000 shares Floating Rate Preferred Shares (500,000 shares outstanding), par value $100 per share. Dividends on the preferred stock are cumulative and are payable quarterly in arrears at the rate of LIBOR plus 1.25% per annum. The preferred stock is redeemable by the Company at any time after October 5, 2000, to the extent that funds are legally available, at a redemption price of $100 per share plus accrued and unpaid dividends.

Under the Michigan Insurance Code, the Company is required at all times to maintain a minimum capital and surplus of $1 million. Additionally, dividend payments can be made only from the unassigned surplus and must be approved by the Insurance Commissioner if they exceed certain statutory limitations. As of December 31, 1997, the maximum dividend amount payable by the Company without the Commissioners approval is $71.5 million.

                 Alexander Hamilton Life Insurance Company of America

13. CAPITAL AND SURPLUS (CONTINUED)

In 1994, the Company issued a surplus note to Household International, Inc. for cash. In 1995, the surplus note was purchased by GARCO Capital Corp., an affiliate, as discussed in Note 1. The note calls for the Company to pay
interest semiannually on March 31 and September 30.   The Company has the right
to prepay the note on any March 31 or September 30 after September 30, 2004.
Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Michigan Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Michigan Insurance Code. A summary of the terms of this surplus note follows:


                                                  INTEREST
                                                    PAID
  DATE    INTEREST   AMOUNT OF       CURRENT       CURRENT           TOTAL            ACCRUED       DATE OF
 ISSUED     RATE      NOTES           VALUE         YEAR         INTEREST PAID        INTEREST      MATURITY
------------------------------------------------------------------------------------------------------------
9/29/94    9.76%    $50,000,000    $50,000,000    $4,880,000      $14,653,656        $1,220,000     9/30/24

The Company accrues interest as an increase to the note balance in surplus.

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1997, the Company meets the RBC requirements.

14. TRANSACTIONS WITH AFFILIATED COMPANIES

At December 31, 1997 and 1996, the Company held in its investment portfolio bonds with a par value of $35.3 and $31.3 million, respectively, issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $2.0 million in 1997 and $768 thousand in 1996.

As discussed in Note 8, the Company reinsured certain annuity business with AH(M), an affiliate, in 1996.

                 Alexander Hamilton Life Insurance Company of America

14. TRANSACTIONS WITH AFFILIATED COMPANIES (CONTINUED)

The Company wrote credit insurance policies covering loans originated by Household Finance Company's consumer finance subsidiaries and Household International, Inc.'s banking subsidiaries. Transactions with these companies which occurred prior to October 1, 1995 are deemed to be transactions with affiliates. As a result of the acquisition, transactions with these companies occurring after September 30, 1995 were not deemed to be transactions with affiliates. The principal affiliate transactions and balances included in the accompanying financial statements for 1995 are summarized as follows (in millions):


                                                                  1995
                                                               ---------
     Premiums                                                    $43.8
     Policy benefits                                              26.6
     Increase (decrease) in aggregate reserves                    (4.0)


Prior to October 1, 1995, the Company paid Household Finance for administrative expenses incurred on the Company's behalf. Effective October 1, 1995, all employees were transferred to Jefferson-Pilot Life Insurance Company, and the Company began paying Jefferson-Pilot Corporation and/or Jefferson-Pilot Life Insurance Company for certain expenses incurred on the Company's behalf. The total amounts paid for these expenses were $32.4 million, $17.7 million and $2.9 million in 1997, 1996, and 1995 respectively. Costs are allocated to the Company based on cost allocations arrangements based on GAAP.


The Company leased two office buildings to Household Finance and one building to Household Credit Services, Inc., which were considered affiliates prior to October 1, 1995. The investment in these buildings was $26.8 million at December 31, 1995. The building leases had combined rentals of $3.4 million for the nine months ended September 30, 1995.

Effective October 1, 1994, the Company entered into a reinsurance ceded treaty with Hamilton National Life Insurance Company (HNLIC), a wholly-owned subsidiary, consisting of a block of annuity contracts. The funds backing the reserves, amounting to $64.0 million, were payable to HNLIC as of December 31, 1994. During 1995 these annuities were recaptured by the Company prior to the acquisition.

                 Alexander Hamilton Life Insurance Company of America

14. TRANSACTIONS WITH AFFILIATED COMPANIES (CONTINUED)

Prior to the acquisition, the stock of subsidiary companies Alexander Hamilton Insurance Company of America, Alexander Hamilton Insurance Agency, Inc., Hamilton National Life Insurance Company, Alexander Hamilton Life Insurance Company of Arizona, Prospect Life Insurance Company, and Investment Holdings Company was transferred through a dividend payment to Household Group. The combined statutory equity of these subsidiaries was $138.0 million at the time of the dividend payment. Additionally, a cash dividend of $60 million was paid to Household International, Inc.

Dividends of $24.0 million were received from HNLIC during 1995. All dividends are reflected in investment income in the accompanying Statements of Operations.

During 1995, preceding the sale, the Company contributed $73.7 million, $112.0 million, $17.1 million and $78.0 million to its subsidiaries Investment Holdings Company, Alexander Hamilton Life Insurance Company of Arizona, Hamilton National Life Insurance Company, and Prospect Life Insurance Company, respectively. In addition, Household International, Inc. contributed $46.7 million to the Company.

15. DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 are summarized as follows (in millions):



                                           1997                1996
                                  ------------------  -------------------
                                   CARRYING   FAIR     CARRYING   FAIR
                                    VALUE     VALUE     VALUE     VALUE
                                  ------------------  -------------------
     FINANCIAL ASSETS
     Bonds                         $ 4,712   $ 4,781   $ 4,662   $ 4,709
     Stocks                             75        76       103       101
     Mortgage loans                    409       411       277       273
     Policy loans                      111       111        97        97

     FINANCIAL LIABILITIES
     Annuity contract liabilities
       in accumulation phase        (2,479)   (2,444)   (2,591)   (2,549)
     Borrowed money                    (23)      (23)      (63)      (63)

     OFF-BALANCE-SHEET
       FINANCIAL INSTRUMENTS
     Interest rate swaps                 -         3         -        (1)

                 Alexander Hamilton Life Insurance Company of America

15. DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair values of cash, short-term investments, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts as reflected in the Statements of Assets, Liabilities, Capital and Surplus due to their short-term maturity or availability. Assets and liabilities related to the Company's separate accounts are reported at fair value in the accompanying Statements of Assets, Liabilities, Capital and Surplus.

The fair values of bonds and stocks securities have been determined primarily from values published by the NAIC Securities Valuation Office (SVO). In some instances, the SVO's fair value for certain bonds are deemed to equal amortized cost. These fair values are disclosed together with carrying amounts in Note 2.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.


Annuity contracts issued by the Company do not generally have defined maturities. Therefore, fair values of the Company's liabilities under annuity contracts, the carrying amounts of which are included with the aggregate reserve for life policies in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus, are estimated to equal the cash surrender values of the underlying contracts.


The fair value of the liability for borrowed money approximates its carrying amounts, which amounts include accrued interest.

The fair value of interest rate swaps have been estimated based on prices provided by the counterparties.

The determination of the fair value of the surplus note is not practicable due to the restrictions on repayment of principal and interest amounts.

                 Alexander Hamilton Life Insurance Company of America

16. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt instruments for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire bonds in private placement transactions, which are not reflected in the balance sheets, approximates $42.8 million as of December 31, 1997.


In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.


The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Annual rent and future rental commitments are not significant.

PART C    OTHER INFORMATION


ITEM  24. FINANCIAL STATEMENTS AND EXHIBITS
     (a)  Financial Statements
          All required financial statements are included in Part A and Part B of this Registration Statement.


     (b)  Exhibits:
          (1) Resolution of the Board of Directors of Alexander Hamilton Life Insurance Company of America authorizing establishment of the Separate Account.1 /

          (2)  Not Applicable.

     (3) Principal Underwriting Agreement by and between Alexander Hamilton Life Insurance Company of America, on its own behalf and on the behalf of the Separate Account, and Jefferson-Pilot Investor Services, Inc. 3/

     (4) (a) Form of Contract for the Alexander Hamilton Life Insurance Company of America Variable Annuity.2/

          (b)  Form of IRA Endorsement.2/

          (c)  Form of IRA Disclosure and Financial Disclosure Endorsement.2/

          (d)  Form of TSA Endorsement.2/

          (e)  Form of 401(a) Endorsement.2/

     (5) (a) Form of Application for the Alexander Hamilton Life Insurance Company of America Variable Annuity Contract.4/

          (b)  Form of Application Supplement for 1035 Exchange.2/

     (6)  (a)  Charter of Alexander Hamilton Life Insurance Company of
               America.1/

          (b)  By-Laws of Alexander Hamilton Life Insurance Company of America
               1/

     (7)  Not Applicable.

     (8) (a) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund.4/

          (b) Participation Agreement by and between the Alexander Hamilton Life Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund II.4/

          (c) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, Massachusetts Financial Services Company and MFS Variable Insurance Trust.4/


          (d) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds.5/



     (9)  Opinion and Consent of Counsel.2/


     (10) (a)  Consent of Ernst & Young, LLP.5/

     (10) (b)  Consent of Arthur Andersen LLP.5/


     (11) Not Applicable.

     (12) Not Applicable.

     (13) Schedule of Computation of Performance.4/


     (14) Financial Data Schedule.5/



1/ Incorporated by reference to the initial Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 24, 1994 (Registration No. 33-75714).

2/ Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on September 8, 1995 (Registration
     No. 33-75714).

3/ Incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on May 2, 1997 (Registration
     No. 33-75714).


4/ Incorporated by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 26, 1998 (Registration No. 33-75714).



5/   Filed herewith

ITEM  25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                           Position and Offices
Business Address                             with Depositor
----------------                             --------------

David A. Stonecipher                         Director; Chairman of the
                                             Board and President

Dennis R. Glass                              Director; Executive Vice
                                             President and Treasurer

John D. Hopkins                              Director; Executive Vice
                                             President and General Counsel

Kenneth C. Mlekush                           Director; Executive Vice
                                             President

James T. Ponder                              Director; Executive
                                             Vice President

E. Jay Yelton                                Director; Executive Vice
                                             President

Reggie D. Adamson                            Senior Vice President-
                                             Finance

Charles P. Elam                              Senior Vice President and
                                             Annuity Actuary

John C. Ingram                               Senior Vice President-
                                             Securities

Hal B. Phillips                              Senior Vice President and
                                             Life Actuary

Dale E. Cooper                               Vice President-Variable
                                             Products

Russell C. Simpson                           Vice President

Robert A. Reed                               Vice President and
                                             Secretary

Donna L. Drew                                Second Vice President
32991 Hamilton Court
Farmington Hills, MI 48334


*/   Except as otherwise noted, the Principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina, 27401.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Subaccount of the Registrant. The Company is an wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:


                                                  Organized           % Voting
                                                  Under               Stock
Names of Subsidiaries                             Laws of:            Owned by
---------------------                             --------            Parent
                                                                      ------



Jefferson-Pilot Life Insurance Company            North Carolina      100%
Jefferson Pilot Variable Corporation              North Carolina      100%
Jefferson-Pilot Communications Company            North Carolina      100%
Alexander Hamilton Life Insurance Company
  of America                                      Michigan            100%
Alexander Hamilton Capital Management, Inc.       Michigan            100%
AH (Michigan) Life Insurance Company              Michigan            100%
First Alexander Hamilton Life Insurance Company   New York            100%
Jefferson Pilot Financial Insurance Company       New Hampshire       100%
Jefferson Pilot LifeAmerica Insurance Company     New Jersey          100%
Sovereign Life Insurance Company                  New Hampshire       100%
Jefferson Pilot Securities Corporation            New Hampshire       100%



Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM  27. NUMBER OF CONTRACT OWNERS

As of February 13, 1998, there were 246 Owners of the Contracts, 133 of which owned non-qualified Contracts and 113 of which owned qualified Contracts.

ITEM  28. INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Depositor are applicable:

Section 450.1562 of Michigan Compiled Laws allows a corporation to indemnify a person who was or is party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, Indemnification shall not be made for a claim, issue, or matter in which the person has been found liable to the corporation. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the '1933 Act') may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM  29. PRINCIPAL UNDERWRITER


(a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:

     - Jefferson-Pilot Separate Account A of Jefferson-Pilot Life Insurance Company
     -    JPF Separate Account A of Jefferson Pilot Financial Insurance Company
     -    JPF Separate Account C of Jefferson Pilot Financial Insurance Company
     -    JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance
          Company
     -    JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance
          Company
     -    Jefferson Pilot Variable Fund, Inc.


(b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:


NAME AND PRINCIPAL                      POSITIONS AND
BUSINESS ADDRESS                        OFFICES WITH UNDERWRITER
----------------                        ------------------------

  Ronald R. Angarella                   Director and President
  David K. Booth                        Vice President, Marketing
  W. Thomas Boulter                     Chief Compliance Officer
  Charles C. Cornelio                   Director
  Kevin Haddad                          Compliance Officer
     100 N. Greene Street
     Greensboro, NC 27401
  Carol R. Hardiman                     Director
  Shari J. Lease                        Secretary
  John A. Weston                        Chief Financial Officer
  Stafford Moser                        Assistant Vice President, Marketing
     100 N. Greene Street
     Greensboro, NC 27401

  Address (except as otherwise noted):
     One Granite Place
     Concord, NH 03301

(c)
      (1)             (2)             (3)             (4)          (5)
      NAME OF         NET UNDERWRITING
      PRINCIPAL       DISCOUNTS AND   COMPENSATION    BROKERAGE
      UNDERWRITER     COMMISSIONS     ON REDEMPTION   COMMISSIONS  COMPENSATION
      -----------     -----------     -------------   -----------  ------------

 1997 Jefferson Pilot $     0         $       0       $   66,407   $       0
      Variable
      Corporation

ITEM  30. LOCATION OF ACCOUNTS AND RECORDS


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company, at 100 North Green St., Greensboro, North Carolina 27401 and One Granite Place, Concord, New Hampshire 03301.


ITEM  31. MANAGEMENT SERVICES.

     None.

ITEM  32. UNDERTAKINGS

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence)

     (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract Application that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) Alexander Hamilton Life Insurance Company of America hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Alexander Hamilton Life Insurance Company of America.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6c-7:    TEXAS OPTIONAL RETIREMENT PROGRAM

The Company and the Separate Account rely on 17 C.F.R. Section 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                     SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to paragraph (b) of rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 5 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 13th day of April, 1998.



     ALEXANDER HAMILTON VARIABLE ANNUITY
     SEPARATE ACCOUNT

     ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
     AMERICA
     Depositor


     /s/ David A. Stonecipher
     ----------------------------------------
     David A. Stonecipher
     Chairman of the Board, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                Title                                  Date
----------                -----                                  ----

/s/ David A. Stonecipher
                          Director; Chairman of the Board,       April 13, 1998
                          President
David A. Stonecipher

/s/ Dennis R. Glass
                          Director; Executive Vice President     April 13, 1998
Dennis R. Glass           and Treasurer

/s/ John D. Hopkins
                          Director; Executive Vice President     April 13, 1998
John D. Hopkins           and General Counsel

/S/ Kenneth C. Mlekush
                          Director; Executive Vice President     April 13, 1998
Kenneth C. Mlekush

Signatures                Title                                  Date
----------                -----                                  ----


/s/ James T. Ponder
                          Director; Executive Vice President     April 13, 1998
James T. Ponder

/s/ E. Jay Yelton
                          Director; Executive Vice President     April 13, 1998
E. Jay Yelton

/s/ Donna L. Drew
                          Director; Second Vice President        April 13, 1998
Donna L. Drew

EXHIBIT INDEX

Exhibit        Description of                              Page
 No.              Exhibit                                  No.
 ---              -------                                  ---


(8)(d)     Participation Agreement by and
           between Alexander Hamilton Life
           Insurance Company of America,
           OppenheimerFunds, Inc. and
           Oppenheimer Variable Account Funds...............

(10)(a)    Consent of Ernst & Young, LLP....................

(10)(b)    Consent of Arthur Andersen LLP...................

(14)       Financial Data Schedule..........................